UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Rana J. Wright Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319	Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600

(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30/22

Date of reporting period: 09/30/22

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2022

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK BOND FUND

Oakmark Funds

2022 Annual Report

TABLE OF CONTENTS

President's Letter	1
Expense Example	3
Commentary on Oakmark and Oakmark Select Funds	4
Oakmark Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	11
Oakmark Select Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund
Summary Information	18
Portfolio Manager Commentary	19
Schedule of Investments	21
Oakmark Global Select Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	27
Commentary on Oakmark International and Oakmark International Small Cap Funds	28
Oakmark International Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	33
Oakmark International Small Cap Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	38
Oakmark Equity and Income Fund
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	44
Oakmark Bond Fund
Summary Information	50
Portfolio Manager Commentary	51
Schedule of Investments	53
Financial Statements
Statements of Assets and Liabilities	57
Statements of Operations	60
Statements of Changes in Net Assets	63
Notes to Financial Statements	79
Financial Highlights	89
Report of Independent Registered Public Accounting Firm	97
Liquidity Risk Management Program Disclosure	99
Federal Tax Information	100
Disclosures and Endnotes	100
Trustees and Officers	103

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

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Oakmark Funds  September 30, 2022

President's Letter

Rana J. Wright
President of the Oakmark Funds

Dear Fellow Shareholders,

We understand that periods of challenged performance like that in 2022 can cause investors to worry about their investments. During these periods of heightened uncertainty, shareholders often respond to their worries by reducing or liquidating their holdings. At Oakmark, we know it takes courage to do the opposite—remain disciplined and stick to the plan.

Our experience has taught us to lean into our investment process during difficult times. Our disciplined process, philosophy and experience guide us to push through the clouds of short-term macro events to identify businesses that have had their share prices unfairly penalized. In our experience, times of market turmoil present companies that meet our rigorous criteria at discounted levels that offer attractive investment opportunities on a risk-to-reward basis.

While we generally find that we hold stocks for around five years, periods of heightened stock price volatility often provide us an opportunity to reposition the Funds' portfolios for future outperformance. To this end, our idea generation is on pace for a record year, evidencing our belief that there are great buying opportunities in the equity markets right now. We remain optimistic about the positioning, strength and depth of opportunity set as we continue to find high-quality businesses trading at bargain prices.

The regulated markets have also been particularly active this year. Regulators have implemented and proposed new regulations that govern and impact the Funds. Our operations, technology, legal and compliance teams are all working hand-in-glove with our shareholder servicing teams to ensure we are responding appropriately to these new regulatory requirements and are able to provide accu-

rate and timely communications to you on the impact of these sweeping changes.

Succession Planning

Just like we take a long-term view with our investments, we also take a long-term approach to succession planning. The strength and depth of our investment teams are a hallmark of the Oakmark name. In August, we announced the appointment of additional co-portfolio managers to certain Oakmark Funds with an eye toward the future.

•  Robert Bierig was added as a co-portfolio manager to the Oakmark Fund with Bill Nygren and Michael Nicolas.

•  Robert Bierig and Alex Fitch became co-portfolio managers of the Oakmark Select Fund alongside Bill Nygren and Tony Coniaris.

•  Michael Nicolas and Alex Fitch joined Clyde McGregor, Colin Hudson and Adam Abbas as co-portfolio managers of the Oakmark Equity and Income Fund.

•  Colin Hudson and John Sitarz were named co-portfolio managers of the Oakmark Global Fund with David Herro, Tony Coniaris, Clyde McGregor and Jason Long.

•  Colin Hudson and John Sitarz were made co-portfolio managers of the Oakmark Global Select Fund with David Herro, Bill Nygren, Tony Coniaris and Eric Liu.

Each of these investment professionals has made meaningful contributions to the success of the Funds over time. We believe these changes position the firm for the future, provide team stability and consistency, and offer opportunities to grow and retain investment talent over the long term, all of which we believe will benefit Oakmark shareholders.

See accompanying Disclosures and Endnotes on page 100.

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Oakmark Funds  September 30, 2022

President's Letter (continued)

Oakmark Funds Update

At long last, value bested growth in the U.S., international and global equity markets during the one-year period ending September 30, 2022. However, there was nowhere to hide from capital depreciation as nearly all asset classes declined as global markets were hit hard by the convergence of three risks: war in Ukraine, inflation-induced interest rate increases and economic uncertainty. In general, the Oakmark Funds underperformed their indexes as our preference for attractively valued financials, consumer discretionary and communication services companies were shunned due to economic uncertainty. As we can track the Funds' portfolios' market value versus our estimate of intrinsic value, the Funds' portfolios are trading at valuations nearing March 2009 at the bottom of the Global Financial Crisis and March 2020 during the Covid-19 pandemic low. History tells us that when the Funds reach a price-to-value ratio under 55%, there is strong outperformance to come, supporting our core belief: equities become less risky as they become more attractively priced (https://oakmark.com/news-insights/david-herro-market-commentary-3q22/). Said another way, because of the pain of falling equity prices that we have recently experienced, we believe the opportunity for gain is higher and the exposure to risk is lower.

Fund Anniversary

On September 30, 2022, we gathered as a firm to celebrate the 30th anniversary of the Oakmark International Fund. Portfolio Manager David Herro presided over a firm lunch and shared details about the history of the Fund, early challenges and the importance of maintaining conviction despite short-term market turmoil. As of September 30, 2022, the Fund has returned 7.63% on an annualized basis since inception versus a MSCI World ex U.S. Index return of 5.11% for the same time period. Congratulations to Portfolio Managers David Herro and Mike Manelli for their faithful stewardship on behalf of our shareholders.

Personal Investment in the Oakmark Funds

Each year, we share our level of personal investments in the Oakmark Funds as a further demonstration of our belief in our investment philosophy. We want you to know that we stand beside you as fellow investors and that we, too, experience the same performance, tax consequences and client service as you do. We are proud to report that as of September 30, 2022, the value of Oakmark Funds owned by Harris Associates employees, our families, the Funds' officers and trustees was more than $650 million. This level of investment exemplifies our personal conviction in Harris' investment philosophy and our commitment to managing your Funds with integrity.

As we look ahead, we encourage shareholders to think about their investment decisions in the same disciplined way we do (https://oakmark.com/news-insights/bill-nygren-market-commentary-3q22/). We do not take for granted the trust and confidence that you have placed in us, particularly during challenged times. We thank you for your patience and continued support.

See accompanying Disclosures and Endnotes on page 100.

2 OAKMARK FUNDS

Expense Example

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2022 to September 30, 2022, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2022, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Ending Account Value (09/30/22)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$806.70	$4.03	$1,020.61	$4.51	0.89%
Advisor Class	$1,000.00	$807.50	$3.08	$1,021.66	$3.45	0.68%
Institutional Class	$1,000.00	$807.50	$3.08	$1,021.66	$3.45	0.68%
R6 Class	$1,000.00	$807.70	$2.90	$1,021.86	$3.24	0.64%
Oakmark Select Fund
Investor Class	$1,000.00	$785.90	$4.39	$1,020.16	$4.96	0.98%
Advisor Class	$1,000.00	$786.20	$3.90	$1,020.71	$4.41	0.87%
Institutional Class	$1,000.00	$786.60	$3.49	$1,021.16	$3.95	0.78%
R6 Class	$1,000.00	$787.00	$3.32	$1,021.36	$3.75	0.74%
Oakmark Global Fund
Investor Class	$1,000.00	$756.30	$4.84	$1,019.55	$5.57	1.10%
Advisor Class	$1,000.00	$756.80	$4.05	$1,020.46	$4.66	0.92%
Institutional Class	$1,000.00	$756.80	$3.92	$1,020.61	$4.51	0.89%
R6 Class	$1,000.00	$757.30	$3.79	$1,020.76	$4.36	0.86%
Oakmark Global Select Fund
Investor Class	$1,000.00	$739.20	$4.84	$1,019.50	$5.62	1.11%
Advisor Class	$1,000.00	$739.90	$4.14	$1,020.31	$4.81	0.95%
Institutional Class	$1,000.00	$740.40	$3.84	$1,020.66	$4.46	0.88%
R6 Class	$1,000.00	$740.50	$3.62	$1,020.91	$4.20	0.83%
Oakmark International Fund
Investor Class	$1,000.00	$751.30	$4.52	$1,019.90	$5.22	1.03%
Advisor Class	$1,000.00	$751.90	$3.82	$1,020.71	$4.41	0.87%
Institutional Class	$1,000.00	$752.20	$3.51	$1,021.06	$4.05	0.80%
R6 Class	$1,000.00	$752.30	$3.29	$1,021.31	$3.80	0.75%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$754.60	$5.89	$1,018.35	$6.78	1.34%
Advisor Class	$1,000.00	$755.80	$5.15	$1,019.20	$5.92	1.17%
Institutional Class	$1,000.00	$755.70	$4.84	$1,019.55	$5.57	1.10%
R6 Class	$1,000.00	$755.70	$4.71	$1,019.70	$5.42	1.07%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$843.90	$3.79	$1,020.96	$4.15	0.82%
Advisor Class	$1,000.00	$845.10	$2.68	$1,022.16	$2.94	0.58%
Institutional Class	$1,000.00	$845.10	$2.68	$1,022.16	$2.94	0.58%
R6 Class	$1,000.00	$845.10	$2.54	$1,022.31	$2.79	0.55%
Oakmark Bond Fund
Investor Class	$1,000.00	$916.80	$3.56	$1,021.36	$3.75	0.74%
Advisor Class	$1,000.00	$917.10	$2.60	$1,022.36	$2.74	0.54%
Institutional Class	$1,000.00	$917.20	$2.50	$1,022.46	$2.64	0.52%
R6 Class	$1,000.00	$917.50	$2.12	$1,022.86	$2.23	0.44%

*  The Annualized Expense Ratio is calculated using each class' actual net expenses incurred during the preceding six month period divided by the average net assets of that class during the same period.

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Oakmark and Oakmark Select Funds  September 30, 2022

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"People who exit the stock market to avoid a decline are odds-on favorites to miss the next rally."

-Peter Lynch, Fidelity Magellan Fund manager (1977-1990)

Last week I received an email from a shareholder who retired a decade ago. She said that the market decline was really getting to her and that for the first time since she retired, she's worried about running out of money. As I started to write my "stay the course" response, I thought this is the very issue most of our shareholders are facing today.

Why are so many people now worried that they could run out of money? The S&P 5001 is down 24% this year. Bonds are faring even worse, with the U.S. Treasury 20-year bond losing 30% year to date. That means asset allocation between stocks and bonds didn't matter much this year. A portfolio for a retiree—often something like 60% stocks and 40% bonds—could have lost even more than an all-equity portfolio, depending on the bonds' maturities. Further, assuming they were using that portfolio to meet living expenses, its value could easily be down 30%. Finally, factor in 8% inflation, the highest in over 40 years, and many portfolios have lost over 35% of their purchasing power. No wonder logical people are wondering how much more of this they can take.

So, what now?

Asset Allocation

This past year has been highly unusual with long bonds losing more of their value than stocks have. In the past 30 years, there have been six years when the S&P 500 was down, with the average loss being 15%. The average return of the Bloomberg 20-year+ Government Bond Index2 during those six years was plus 13%, including the only year it was negative, losing 2%. It is an understatement to call 2022 an outlier. Normally, bonds are less volatile than stocks and further, the two are not highly correlated with one another. For example, when investors worry about an economic slowdown, bonds typically rise in price while equities fall and vice versa when anticipating economic recoveries. So, holding bonds along with equities usually results in a less volatile portfolio.

What was different this year? Interest rates started the year at close to zero. Throughout most of history, long government bonds have yielded slightly more than inflation. Because interest rates were well below that for some time, we frequently wrote that we believed long bonds were overvalued and didn't think they would reduce risk in balanced portfolios. But for several years before 2022, portfolios invested in both very long duration bonds and very high P/E3 stocks (effectively very long duration, too) performed as if they were very low risk. The bonds usually went down in value when investors embraced the risk of equities and went up when investors wanted to sell risk, cushioning the loss in stocks. But this year, all long-duration assets went down as interest rates were raised to try and tame inflation. And the longest duration stocks and bonds went down the most. This shows the danger of basing risk assessment solely on recent prices rather than using a more complete analysis of fundamental risks.

With the yields on long bonds now above long-term inflation estimates, consistent with their history, we believe bonds can again perform their risk-reducing role in a diversified portfolio. We encourage investors to establish an appropriate asset allocation between stocks and bonds and use periods of extreme volatility as opportunities to sell the stronger performing asset and reinvest in the weaker asset, restoring the intended asset allocation.

What is an appropriate asset allocation? There isn't one perfect asset class for a retiree. Cash usually earns very low returns, bonds provide no protection against inflation and equities can be too volatile for a portfolio being used to meet living expenses. That's why most advisors recommend a mix. The younger you are, the longer your investment horizon, and the more appropriate equities are for most of your portfolio. The rule of thumb when I started in this business was that a reasonable equity percentage was to subtract your age from 100. So, a 70-year-old would target 30% stocks and 70% bonds. But because life expectancies have increased so much, most financial advisors would say that formula has become too conservative and would use something like 120 less your age, meaning a 70-year-old could be 50% invested in equities. Precision isn't necessarily the goal. Think more of getting in the right ballpark and then opportunistically rebalancing to stay there.

Bear Market

I wrote last quarter that there have been 11 times in the past 77 years when the stock market fell by over 20%. The median decline after falling 20% was another 10%, and the ultimate bottom occurred a median of 117 days later. How is this decline stacking up? We hit down 20% on June 13. We've lost another 7% in the 109 days since then. So, we are within both a couple of days and a couple of percent loss of a "normal" bear market. Of course, it could get worse, and it did in half the previous bear markets. But I think it should be somewhat comforting to know that we've already experienced the typical bear market.

In last quarter's commentary, I also showed that the market tended to increase more than usual following a bear market. The average two-year increase was 33% after hitting down 20%, meaning the market had usually recovered more than all its losses within two years. Further, that 33% gain was nearly double the median two-year increase. This positive outlook can be hard to wrap your arms around given that most advice you

See accompanying Disclosures and Endnotes on page 100.

4 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2022

Portfolio Manager Commentary (continued)

hear, especially from professionals, is to get more cautious after the market has fallen.

The tendency of good periods following bad and vice versa is part of the reason why the long-term risk-return characteristics of equities have been so favorable. The table below shows the average 1-, 5-, 10- and 20-year total returns for the S&P 500 for the past 77 years and the best and worst returns for each period.

Time	Average Return	High Return	Low Return	Annualized Std. Deviation
1 yr	12%	61%	-39%	17%
5 yr	80%	251%	-22%	7%
10 yr	215%	587%	-26%	5%
20 yr	784%	2753%	+155%	3%

There are two things I'd like to direct your attention to. First, the power of compounding. A 12% return in one year isn't life changing, but stay invested for 20 years and, on average, you've grown your capital nearly ninefold. Second, notice that the lowest number on the chart is the worst one-year return, a 39% loss. As the time extends, not only do the average results improve, but the worst losses also get smaller. In fact, the worst 20-year result has been a gain of 155%. The fact that risk decreases with time is also apparent in the annualized standard deviations, which are lowest for the longest holding periods. That means the annual returns are not independent of each other, but rather, are mean reverting. And that's good to know after a year like this year.

That's why we encourage buying stocks only for investors who can leave their money in the market for multiple years. If you expect to cash in your stocks in just a year, you expose yourself to a loss that is multiples of your expected gain. If you can wait five years to cash in, your expected gain is multiples of the worst historical loss. And if you can wait 20 years, there has never been an outcome worse than doubling your investment. We say you shouldn't buy stocks if you expect to sell within five years. And we also discourage market timing. Most investors tend to throw in the towel after large losses and go all in after large gains. History says the opposite has produced better results.

"A Stock Pickers' Market"

This is another meaningless phrase that permeates the financial media. It is mostly used when the market is high, and the speaker is trying to say that their favorite stocks will be spared when the market eventually declines. Though we don't use that term, we've also been guilty of incorrectly thinking our favorite stocks could withstand a market decline.

What would define a good opportunity for picking stocks? If success means selecting stocks that increase more than the average stock, then a target-rich environment would be when there is a wide range in how stocks are being priced, meaning more stocks than usual are selling at extremely high and extremely low valuations. The narrower the distribution, the harder it is to differentiate returns via stock selection. One way to measure the opportunity is to look at the distribution of P/E ratios. (Price-to-intrinsic value would be more precise, but that is a hard metric to compute and nearly impossible to reconstruct historically.)

How does today's P/E distribution compare to history? We looked at the distribution of trailing P/E ratios for the S&P 500 and compared the 450th highest P/E to the 50th highest. Over the past 30 years, the 50th highest P/E has averaged 47 while the 450th highest averaged 11. So in about half of the years the highest P/Es were more than four times as large as the lowest, and were less than four times in the other half of the years.

Today the 50th highest P/E is above normal at 50 times, and the 50th lowest is below normal, under nine times, for a ratio of 5.6. So, the P/E dispersion is about 40% wider than normal. As has often been the case, unusually high volatility leads to a high spread in valuations, which has been—and we believe will be—a good environment to add value via stock picking. I've said the same thing in previous quarterlies when the ratio was even higher, but because of a couple of poor-performing stocks, we haven't added the value we expected to as this ratio began to decline. Despite that, we still believe that today presents a better than average opportunity set. We expect not only good performance from the market, but better performance for the stocks we identify as attractively priced.

ATTRACTIVE ENVIRONMENT FOR STOCK PICKERS

See accompanying Disclosures and Endnotes on page 100.

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Oakmark and Oakmark Select Funds  September 30, 2022

Portfolio Manager Commentary (continued)

Our Advice

A lot of capital has been erased in 2022 as both stocks and bonds experienced bear markets, and the purchasing power of portfolios has been eroded by high inflation. We estimate that, just in the United States, so far in 2022 stocks have lost $14 trillion of value, bonds lost another $8 trillion and inflation has taken another $6 trillion. The combined reduction in purchasing power of $28 trillion is truly worthy of using the word "unprecedented." I hope the Fed considers that number as it attempts to balance slowing inflation and slowing the economy.

To the retiree who wrote to me: you are right to be concerned about your portfolio losses, but how you deal with that concern will influence how permanent your loss becomes. Our advice is pretty old-fashioned:

1)  If you wake up at night thinking about your investment portfolio, you should reduce your risk.

2)  Defer discretionary spending until markets have recovered.

3)  Don't listen to media pundits' advice on market timing.

4)  Asset allocation matters, and investing in both stocks and bonds helps control risk.

5)  Market volatility creates an opportunity to rebalance to your target asset allocation.

6)  When valuation spreads are above normal, look to add value by stock picking.

7)  Investors hurt themselves by selling after declines and buying after increases. Do the opposite.

We've already experienced the duration and magnitude of the average bear market. Obviously, that's no guarantee it won't continue. But remember that equities have historically been the best-performing asset class despite the occasional painful bear market. We see no reason that should change.

See accompanying Disclosures and Endnotes on page 100.

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Oakmark Fund  September 30, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2022)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	-1.88%	-17.73%	9.83%	6.93%	11.09%	11.94%	08/05/91
S&P 500 Index[1]	-4.88%	-15.47%	8.16%	9.24%	11.70%	9.60%
Dow Jones Industrial Average[4]	-6.17%	-13.40%	4.36%	7.42%	10.45%	10.09%
Lipper Large Cap Value Fund Index[5]	-5.43%	-11.76%	5.46%	6.02%	9.49%	8.45%
Oakmark Fund (Advisor Class)	-1.82%	-17.55%	10.03%	7.08%	N/A	8.82%	11/30/16
Oakmark Fund (Institutional Class)	-1.82%	-17.55%	10.07%	7.13%	N/A	8.87%	11/30/16
Oakmark Fund (R6 Class)	-1.82%	-17.52%	N/A	N/A	N/A	4.34%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	3.4
Wells Fargo & Co.	3.2
EOG Resources, Inc.	3.1
KKR & Co., Inc.	3.0
Netflix, Inc.	2.9
Ally Financial, Inc.	2.7
Meta Platforms, Inc., Class A	2.5
Fiserv, Inc.	2.4
APA Corp.	2.4
Capital One Financial Corp.	2.4
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	56
Net Assets	$13.7 billion
Weighted Average Market Cap	$134.1 billion
Median Market Cap	$36.5 billion
Expense Ratio - Investor Class*^	0.91%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2022, as amended August 1, 2022 and October 1, 2022. The Gross and Net Expense Ratios for the year ended September 30, 2022 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	30.6
Communication Services	18.1
Consumer Discretionary	12.4
Information Technology	11.2
Industrials	9.0
Energy	8.1
Health Care	2.0
Real Estate	1.9
Consumer Staples	1.7
Short-Term Investments and Other	5.0

See accompanying Disclosures and Endnotes on page 100.

8 OAKMARK FUNDS

Oakmark Fund  September 30, 2022

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

Robert F. Bierig, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund returned –1.9% during the third quarter, outperforming the S&P 500 Index's return of –4.9%. For the fiscal year ending September 30, the Oakmark Fund declined –17.7%, underperforming the –15.5% decline for the S&P 500 Index.1 At Oakmark, our job is to take advantage of dislocations between a company's share price and our estimate of its long-term business value. Market drawdowns and heightened volatility enhance our ability to uncover undervalued securities, creating an actionable environment for those of us who invest with a long time horizon. The companies we invest in will inevitably experience recessions, but even a few years of below trend earnings will typically result in a rather modest impact to long-term business value. Indeed, these periods often sow the seeds of future outperformance.

Our highest contributing securities for the third quarter were Netflix and Pinterest, and our largest detractors were Ally Financial and Charter Communications. From a sector perspective, our strongest contributors were energy and health care, and our biggest detractors were communication services and financials. Netflix remains the global leader in streamed entertainment and is run by a highly accomplished management team. Progress is being made on its ad-supported offering as well as its efforts to reduce password sharing, both of which should enhance growth. We believe the shares remain attractive based on our estimate of normal operating margins. Pinterest also performed well this quarter. We remain optimistic about the company's opportunity to improve monetization and believe the company's new CEO, Bill Ready, is well equipped to help realize its potential.

As for the detractors, fears of a recession have weighed heavily on consumer finance companies, like Ally Financial, due to concerns about deteriorating credit quality and used car price declines. Bad debt expense is likely to rise from the unusually low levels we've been experiencing, but we believe the company is well-positioned to absorb this normalization. With Ally's shares trading for just 4x consensus EPS7, we believe investors' fears are already heavily discounted into Ally's share price, creating an attractive risk/reward proposition. Charter is also trading like a bank stock due to concerns about broadband subscriber growth and competition. With the stock trading for a high-single-digit P/E3 on next year's consensus earnings forecasts, we believe the market's assumptions are overly punitive. Charter remains the dominant broadband provider in 60% of its footprint, and we expect continued operating profit growth even in a tougher competitive and macro environment.

For the fiscal year ending September 30, our highest contributing securities were EOG Resources and ConocoPhillips, while our biggest detractors were Ally Financial and Meta Platforms. From a sector perspective, our strongest contributors were energy and consumer staples, and our biggest detractors were financials and communication services.

During the quarter, we initiated new positions in Fortune Brands Home & Security, Uber Technologies, and Warner Bros. Discovery (see descriptions below), and we eliminated our positions in Humana, Regeneron and T-Mobile US, each of which approached our estimate of intrinsic value. Humana's more defensive business profile has enabled it to weather this year's downturn well, while positive results for a higher dose formulation of Regeneron's blockbuster biologic, Eylea, sent its stock toward our estimate of fair value. T-Mobile US has also performed well since our initial investment in 2020, consistently outexecuting its wireless peers with market-leading revenue and account growth.

The following is a brief description of our new holdings:

Fortune Brands is a leader in home improvement products with strong competitive positions across its primary categories of decorative plumbing, cabinets, outdoor living and security. These are high-quality businesses that benefit from strong brand recognition, scale and deep channel relationships. Under the leadership of CEO Nick Fink, management has expanded margins, invested heavily to drive above-market growth and deployed capital in a value-enhancing manner. We had the opportunity to purchase shares of Fortune Brands at an attractive price due to concerns over the impact that slowing economic growth and higher interest rates will have on the housing market. Although we expect these macro headwinds will pressure short-term results, we believe the long-term outlook for housing and repair and remodel spending remain attractive given favorable demographic trends and historical underinvestment. Trading for roughly 9x next year's consensus earnings, we believe Fortune Brands presents an attractive opportunity to invest in a well-managed, high-quality portfolio of businesses in a sector that's deeply out of favor.

We believe the market is underestimating the competitive position and earnings potential that Uber Technologies has in its core Rides and Eats businesses. Uber holds the #1 position in 90% of its rideshare markets globally and is typically more than twice the size of its next competitor. Having the largest and most dense driver network is a key advantage as it enables Uber to offer shorter pickup times and lower prices than competitors while also earning higher margins. We believe the synergies between Rides and Eats will further improve Uber's service quality and cost position. In recent years, competition from well-funded but unprofitable challengers has pressured Uber's economics. However, as these challengers are forced to compete more rationally, we expect Uber to generate significant margin improvement alongside continued high growth. We began buying shares at just over 1x revenue and a double-digit free cash flow yield based on management's guidance for 2023. We view this as an attractive valuation for a business with Uber's future growth outlook.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 9

Oakmark Fund  September 30, 2022

Portfolio Manager Commentary (continued)

Warner Bros. Discovery was created through the merger of Discovery, Inc., and WarnerMedia earlier this year. The combination created one of the largest media companies in the U.S. with a massive back catalog of valuable content from the Warner Bros. Studio, HBO, and the Discovery and Turner television networks. The company is on pace to earn around $1.50 per share this year despite directing much of its content catalog toward its streaming services HBO Max and discovery+, which are collectively generating significant losses. We believe that this content catalog will be profitably monetized over time—whether through the company's own streaming services or through licensing content to other platforms. Either path will significantly bolster earnings from current levels. Meanwhile, the combination will also allow for significant cost reductions across the cable network and streaming businesses, thereby further boosting profits. Warner Bros. shares are currently trading at just a mid-single digit multiple of our estimate of underlying earnings power after accounting for these factors. We believe that is far too cheap given the quality of its content assets.

We take into consideration tax efficiency of the Fund to help maximize after-tax returns. We anticipate that our capital gains distribution will be zero this year. We thank you, our fellow shareholders, for your investment and continued support of the Oakmark Fund.

See accompanying Disclosures and Endnotes on page 100.

10 OAKMARK FUNDS

Oakmark Fund  September 30, 2022

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.0%
FINANCIALS - 30.6%
DIVERSIFIED FINANCIALS - 18.8%
KKR & Co., Inc.	9,630	$414,090
Ally Financial, Inc.	13,359	371,784
Capital One Financial Corp.	3,509	323,424
State Street Corp.	5,060	307,686
The Charles Schwab Corp.	4,258	306,022
The Goldman Sachs Group, Inc.	955	279,863
Intercontinental Exchange, Inc.	2,400	216,840
The Bank of New York Mellon Corp.	5,221	201,095
American Express Co.	776	104,731
Moody's Corp.	195	47,375
		2,572,910
BANKS - 7.0%
Wells Fargo & Co.	10,963	440,932
Citigroup, Inc.	7,724	321,867
Bank of America Corp.	6,724	203,050
		965,849
INSURANCE - 4.8%
Willis Towers Watson PLC	1,450	291,363
American International Group, Inc.	4,093	194,326
Reinsurance Group of America, Inc.	1,377	173,245
		658,934
		4,197,693
COMMUNICATION SERVICES - 18.1%
MEDIA & ENTERTAINMENT - 18.1%
Alphabet, Inc., Class A (a)	4,866	465,462
Netflix, Inc. (a)	1,663	391,560
Meta Platforms, Inc., Class A (a)	2,475	335,862
Pinterest, Inc., Class A (a)	13,750	320,375
Comcast Corp., Class A	7,600	222,911
Take-Two Interactive Software, Inc. (a)	1,700	185,300
Charter Communications, Inc., Class A (a)	595	180,381
Warner Bros Discovery, Inc. (a)	15,187	174,650
The Walt Disney Co. (a)	1,500	141,495
Liberty Broadband Corp., Class C (a)	819	60,439
		2,478,435
CONSUMER DISCRETIONARY - 12.4%
RETAILING - 4.5%
Amazon.com, Inc. (a)	2,530	285,890
Etsy, Inc. (a)	1,800	180,234
eBay, Inc.	4,248	156,358
		622,482
AUTOMOBILES & COMPONENTS - 3.7%
General Motors Co.	9,512	305,240
BorgWarner, Inc.	6,500	204,100
		509,340
	Shares	Value
CONSUMER SERVICES - 2.6%
Booking Holdings, Inc. (a)	147	$240,895
Hilton Worldwide Holdings, Inc.	949	114,480
		355,375
CONSUMER DURABLES & APPAREL - 1.6%
PulteGroup, Inc.	5,654	212,025
		1,699,222
INFORMATION TECHNOLOGY - 11.2%
SOFTWARE & SERVICES - 10.6%
Fiserv, Inc. (a)	3,500	327,495
Oracle Corp.	4,363	266,449
Salesforce, Inc. (a)	1,620	233,021
Gartner, Inc. (a)	836	231,181
Global Payments, Inc.	2,040	220,422
Workday, Inc., Class A (a)	1,207	183,699
		1,462,267
TECHNOLOGY HARDWARE & EQUIPMENT - 0.6%
TE Connectivity, Ltd.	718	79,210
		1,541,477
INDUSTRIALS - 9.0%
CAPITAL GOODS - 6.4%
Parker-Hannifin Corp.	940	227,771
Masco Corp.	4,285	200,067
PACCAR, Inc.	2,000	167,380
Fortune Brands Home & Security, Inc.	2,500	134,225
General Electric Co.	1,345	83,269
Cummins, Inc.	341	69,397
		882,109
COMMERCIAL & PROFESSIONAL SERVICES - 1.6%
Equifax, Inc.	1,250	214,287
TRANSPORTATION - 1.0%
Uber Technologies, Inc. (a)	5,063	134,173
		1,230,569
ENERGY - 8.1%
EOG Resources, Inc.	3,817	426,425
APA Corp.	9,535	325,995
ConocoPhillips	2,534	259,299
Diamondback Energy, Inc.	873	105,161
		1,116,880
HEALTH CARE - 2.0%
HEALTH CARE EQUIPMENT & SERVICES - 2.0%
HCA Healthcare, Inc.	1,462	268,700
REAL ESTATE - 1.9%
CBRE Group, Inc., Class A (a)	3,868	261,129

See accompanying Notes to Financial Statements.

Oakmark.com 11

Oakmark Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.0% (continued)
CONSUMER STAPLES - 1.7%
FOOD, BEVERAGE & TOBACCO - 1.7%
Altria Group, Inc.	5,610	$226,532
TOTAL COMMON STOCKS - 95.0% (COST $11,350,538)		13,020,637
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.4%
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp. Repurchase Agreement, 2.95% dated 09/30/22 due 10/03/22, repurchase price $399,926, collateralized by United States Treasury Notes, 0.125% - 3.000% due 05/15/24 - 11/15/26, aggregate value plus accrued interest of $407,824 (Cost: $399,827)	$399,827	399,827
U.S. GOVERNMENT BILLS - 2.5%
United States Treasury Bill, 3.32%, due 12/29/22 (b)	175,000	173,646
U.S. Cash Management Bill, 3.56%, due 01/24/23 (b)	175,000	173,070
Total U.S. Government Bills - 2.5% (Cost $346,651)		346,716
TOTAL SHORT-TERM INVESTMENTS - 5.4% (COST $746,478)		746,543
TOTAL INVESTMENTS - 100.4% (COST $12,097,016)		13,767,180
Liabilities In Excess of Other Assets - (0.4)%		(60,554)
TOTAL NET ASSETS - 100.0%		$13,706,626

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

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Oakmark.com 13

Oakmark Select Fund  September 30, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2022)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	-5.95%	-23.64%	6.90%	1.82%	8.42%	10.67%	11/01/96
S&P 500 Index[1]	-4.88%	-15.47%	8.16%	9.24%	11.70%	8.48%
Lipper Multi-Cap Value Fund Index[8]	-5.73%	-12.35%	4.92%	4.33%	8.44%	7.06%
Oakmark Select Fund (Advisor Class)	-5.94%	-23.55%	7.03%	1.95%	N/A	4.02%	11/30/16
Oakmark Select Fund (Institutional Class)	-5.93%	-23.48%	7.12%	2.02%	N/A	4.08%	11/30/16
Oakmark Select Fund (R6 Class)	-5.89%	-23.44%	N/A	N/A	N/A	0.10%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	8.2
First Citizens BancShares, Inc., Class B	6.2
CBRE Group, Inc., Class A	5.8
Netflix, Inc.	5.5
Charter Communications, Inc., Class A	5.1
KKR & Co., Inc.	5.1
Citigroup, Inc.	4.9
Ally Financial, Inc.	4.6
Met Platforms, Inc., Class A	4.5
Fiserv, Inc.	4.4
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	23
Net Assets	$4.2 billion
Weighted Average Market Cap	$212.4 billion
Median Market Cap	$37 billion
Expense Ratio - Investor Class*^	0.98%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2022, as amended August 1, 2022 and October 1, 2022. The Gross and Net Expense Ratios for the year ended September 30, 2022 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	30.7
Communication Services	26.3
Consumer Discretionary	10.8
Information Technology	8.5
Energy	6.1
Real Estate	5.7
Industrials	3.6
Health Care	3.4
Short-Term Investments and Other	4.9

See accompanying Disclosures and Endnotes on page 100.

14 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2022

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Robert F. Bierig, CFA

Portfolio Manager

oaklx@oakmark.com

Alexander E. Fitch, CFA

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund decreased 23.6% for the fiscal year ended September 30, 2022, underperforming the S&P 5001, which was down 15.5% over the same period. The Oakmark Select Fund declined 5.9% in the third quarter of 2022, roughly in line with the S&P 500. If you were paying attention to markets during the waning summer months, the quarter may have felt a lot worse than a 6% loss and for good reason. By mid-August, the Oakmark Select Fund and the S&P 500 were both up nearly 15% quarter to date, but both gave up those gains and then some over the following six weeks. This is the second-largest intra-quarter gain the S&P 500 has surrendered to end with a loss in its history. Rather than try to time the market, which, in our opinion, is a fool's errand, we used the significant volatility during the quarter to reposition the portfolio as discussed several paragraphs below.

The largest detractors from performance during the fiscal year were Charter Communications (–57%), Meta Platforms (–60%) and Alphabet (–28%). The largest contributors to performance were EOG Resources (+50%), APA (+62%) and Constellation Brands (+17%).

The largest detractors from performance during the quarter were Charter Communications (–33%), Alphabet (–12%) and Lithia Motors (–22%). Charter has suffered from dramatic multiple compressions as broadband subscriber growth has slowed. The fundamentals have been largely consistent with our expectations, so we used this opportunity to increase our position in Charter by more than 25% during the quarter.

As if we need another reminder of just how volatile markets can be, Netflix (+35%), which was our largest detractor last quarter, became the largest positive contributor to performance during the third quarter, followed by First Citizens Bancshares (+22%) and Booking Holdings (+9%).

As discussed last quarter, business values are far more stable than stock prices. In volatile markets like this, you can expect increased portfolio activity. We purchased four new companies in the quarter and sold out of three. Let's start with the purchases in alphabetical order.

KKR is one of the largest alternative asset managers in the world, managing $491 billion in assets across various investment vehicles. Approximately 80% of the company's assets under management (AUM) are held under capital commitments of eight years or longer. This creates a highly stable management fee stream that has grown for 20 consecutive years. KKR's AUM has been growing at double-digit rates as the company has drawn on its established brand and relationships to expand into new strategies and geographies. Over the past decade, KKR has expanded from 6 to 28 strategies, and we believe many of these have considerable runway for future growth. Furthermore, we think the market is undervaluing the company due to its large balance sheet investments and the volatility of its performance fees. We estimate that KKR's investments are worth ~$17/share today or 38% of its current market capitalization, which is considerably higher than its peers. After adjusting for these factors, the company's shares trade at a high-single-digit multiple of our forward earnings estimate. In fact, KKR trades at just 14.5x our estimate of its fee earnings—before ascribing any value to carried interest earnings or the company's insurance unit. We find this valuation too cheap for a business with KKR's growth outlook and return profile.

Salesforce has become a dominant global player in sales, customer service, commerce and marketing software over the past 20 years. The company earns 80% gross margins and grows 20% organically. Plus, virtually all of its revenue is recurring. We see Salesforce as a great business that we've admired from afar for a long time. More recently, the organization has made some changes at the top that prompted us to take a closer look at the stock. New CEO Bret Taylor and CFO Amy Weaver are bringing a culture of financial discipline. We believe this renewed focus on profitability and capital return, combined with Salesforce's strong underlying business characteristics, will yield strong results. The current valuation of 3.9x next year's revenues represents a significant discount compared to publicly traded peers and recent private market values in the software space that have similar growth profiles. We view this discount as an opportunity to invest in a great business at a good value.

Warner Bros. Discovery was created through the merger of Discovery, Inc., and Warner Media earlier this year. The combination created one of the largest media companies in the U.S. with a massive back catalog of valuable content from the Warner Bros. Studio, HBO, and the Discovery and Turner television networks. The company is on pace to earn around $1.50 per share this year despite directing much of its content catalog toward its streaming services HBO Max and discovery+, which are collectively generating significant losses. We believe that this content catalog will be profitably monetized over time—whether through the company's own streaming services or through licensing content to other platforms. Either path will significantly bolster earnings from current levels. Meanwhile, the combination will also allow for significant cost reductions across the cable network and streaming businesses, thereby further boosting profits. Warner Bros. shares are currently trading at just a mid-single digit multiple of our estimate of underlying earnings power after accounting for these factors.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 15

Oakmark Select Fund  September 30, 2022

Portfolio Manager Commentary (continued)

We believe that is far too cheap given the quality of its content assets.

Wells Fargo has been a long-time holding in the Oakmark Fund. Despite the positives of higher interest rates and the company making good progress on reducing expenses and regulatory consent orders, Wells Fargo shares have fallen one-third from their highs earlier this year to roughly 6.5x our estimate of normalized earnings power, and the stock ended the quarter at ~1x next year's tangible book value. We find this is far too cheap for a strong banking franchise capable of tangible returns in the low-to-mid teens across business cycles.

We sold our positions in Bank of America, Booking Holdings and General Electric during the third quarter. Though all of these names remain undervalued and are still held in the Oakmark Fund, we chose to deploy proceeds into the aforementioned companies that were even more undervalued, in our view.

Taxes: We are nearing that time of the year again. As you know, we take into consideration tax efficiency of the Fund to help maximize after-tax returns. We are happy to report that we do not anticipate paying a capital gains distribution this year.

Thank you, our fellow shareholders, for your investment and continued support of the Oakmark Select Fund.

See accompanying Disclosures and Endnotes on page 100.

16 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2022

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
FINANCIALS - 30.7%
BANKS - 14.3%
First Citizens BancShares, Inc., Class A	330	$263,178
Citigroup, Inc.	5,012	208,850
Wells Fargo & Co.	3,000	120,660
First Citizens BancShares, Inc., Class B	15	11,001
		603,689
DIVERSIFIED FINANCIALS - 14.0%
KKR & Co., Inc.	5,000	215,000
Ally Financial, Inc.	7,000	194,813
Capital One Financial Corp.	1,971	181,676
		591,489
INSURANCE - 2.4%
American International Group, Inc.	2,120	100,648
		1,295,826
COMMUNICATION SERVICES - 26.3%
MEDIA & ENTERTAINMENT - 26.3%
Alphabet, Inc., Class A (a)	3,634	347,613
Netflix, Inc. (a)	985	231,908
Charter Communications, Inc., Class A (a)	714	216,562
Meta Platforms, Inc., Class A (a)	1,390	188,595
Warner Bros Discovery, Inc. (a)	11,000	126,500
		1,111,178
CONSUMER DISCRETIONARY - 10.8%
RETAILING - 7.9%
Lithia Motors, Inc.	800	171,640
Amazon.com, Inc. (a)	1,450	163,850
		335,490
AUTOMOBILES & COMPONENTS - 2.9%
Lear Corp.	1,016	121,605
		457,095
INFORMATION TECHNOLOGY - 8.5%
SOFTWARE & SERVICES - 8.5%
Fiserv, Inc. (a)	1,996	186,795
Salesforce, Inc. (a)	1,205	173,327
		360,122
ENERGY - 6.1%
EOG Resources, Inc.	1,431	159,845
APA Corp.	2,842	97,168
		257,013
REAL ESTATE - 5.7%
CBRE Group, Inc., Class A (a)	3,600	243,013
INDUSTRIALS - 3.6%
CAPITAL GOODS - 3.6%
Allison Transmission Holdings, Inc.	4,490	151,583
	Shares	Value
HEALTH CARE - 3.4%
HEALTH CARE EQUIPMENT & SERVICES - 3.4%
HCA Healthcare, Inc.	775	$142,483
TOTAL COMMON STOCKS - 95.1% (COST $3,697,023)		4,018,313
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.2%
REPURCHASE AGREEMENT - 5.2%
Fixed Income Clearing Corp. Repurchase Agreement, 2.95% dated 09/30/22 due 10/03/22, repurchase price $218,472, collateralized by a United States Treasury Note, 0.500% due 08/31/27, value plus accrued interest of $222,787 (Cost: $218,418)	$218,418	218,418
TOTAL SHORT-TERM INVESTMENTS - 5.2% (COST $218,418)		218,418
TOTAL INVESTMENTS - 100.3% (COST $3,915,441)		4,236,731
Liabilities In Excess of Other Assets - (0.3)%		(11,712)
TOTAL NET ASSETS - 100.0%		$4,225,019

(a)  Non-income producing security

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Global Fund  September 30, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2022)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	-11.59%	-25.74%	0.82%	0.19%	6.61%	8.35%	08/04/99
MSCI World Index (Net)[9]	-6.19%	-19.63%	4.56%	5.30%	8.11%	4.80%
Lipper Global Fund Index[10]	-6.78%	-24.61%	2.51%	2.91%	6.95%	4.90%
Oakmark Global Fund (Advisor Class)	-11.55%	-25.63%	0.98%	0.33%	N/A	4.37%	11/30/16
Oakmark Global Fund (Institutional Class)	-11.55%	-25.61%	1.01%	0.38%	N/A	4.42%	11/30/16
Oakmark Global Fund (R6 Class)	-11.52%	-25.57%	N/A	N/A	N/A	-7.62%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	6.3
Prosus N.V.	5.8
TE Connectivity, Ltd.	5.2
General Motors Co.	3.8
Lloyds Banking Group PLC	3.7
Oracle Corp	3.6
Bank of America Corp.	3.3
Mercedes-Benz Group AG	3.1
Daimler Truck Holding AG	3.0
Allianz SE	3.0
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	45
Net Assets	$1 billion
Weighted Average Market Cap	$153 billion
Median Market Cap	$31.3 billion
Expense Ratio - Investor Class*^	1.13%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2022, as amended August 1, 2022 and October 1, 2022. The Gross and Net Expense Ratios for the year ended September 30, 2022 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	20.8
Consumer Discretionary	17.6
Information Technology	15.9
Communication Services	13.5
Industrials	12.7
Health Care	7.2
Consumer Staples	3.7
Materials	2.6
Energy	2.0
Real Estate	0.1
Short-Term Investments and Other	3.9
GEOGRAPHIC ALLOCATION
% of Equity
North America	51.1
United States	51.1
Europe	44.8
Germany*	13.0
United Kingdom	10.2
Switzerland	9.4
Netherlands*	6.0
Belgium*	2.3
Ireland*	2.0
France*	1.9
% of Equity
Asia	3.5
South Korea	1.6
China	1.1
India	0.8
Latin America	0.6
Mexico	0.6

*  Euro currency countries comprise 25.2% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

18 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2022

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakgx@oakmark.com

John A. Sitarz, CFA

Portfolio Manager

oakgx@oakmark.com

Why Global?

For what seems like forever, we have been writing about U.S. stocks' superior performance. The numbers for the past decade are striking: the S&P 5001 has outperformed the MSCI All Country World ex U.S. Index (Net)11 by 8.7% per year over this 10-year period. Early this year, it looked like international markets might begin to reduce this disparity, but then the Ukraine war began, Europe experienced energy challenges, China continued Covid-19-related lockdowns and the change in U.S. Federal Reserve policy caused most foreign currencies to deteriorate in dollar terms. So, one can easily ask, "Why should a U.S. investor own any international equities at all?"

In fact, we think that the results of the past decade make the case for global investing stronger than ever. First, although international equities have lagged behind U.S. equities for quite some time, international stocks have dominated during other periods. For the decade ending in 1986, international stocks substantially outperformed the U.S. despite fighting some of the same currency headwinds that we see today. Also, in the first seven years of the new millennium, international issues enjoyed significant outperformance. Second, international markets offer investing opportunities that are not readily available in the U.S., from commodities to luxury products. Third, international countries have produced great companies and management teams. Fourth, the valuations for international equities are far cheaper than for U.S. companies, even after a period of lackluster earnings growth. Many Americans have noted the appreciated value of the U.S. dollar and traveled abroad to take advantage of this development. The same currency advantage is available to U.S. investors today.

We believe that the Global Fund's diversification is a key attribute. Although our portfolio is diversified, we limit the number of holdings in the Fund so that it represents what we believe to be a "best of" portfolio. For several years, we have kept the asset allocation of the Global Fund evenly divided between international and U.S. holdings. In hindsight, this proved to be ill-advised given the return differences. But with recent price and currency movements, international investments are both inexpensive in their home markets and compelling to U.S. investors because they offer the possibility of currency appreciation. Although it is impossible to predict exactly when the tides will shift, we believe that our international holdings can provide shareholders not only with diversification, but also attractive absolute returns.

One year ago, we wrote the following: "Regardless of the investing landscape, it is our job in managing the Global Fund to invest in the most attractive opportunities wherever we may find them. The local market where an issue is domiciled can affect the issue's return potential in the short term, but in the long-term price and value usually find a way to come together. {Recent} stock market returns have favored the U.S., but that fact tells us little about the future. At quarter end, the Fund was 49% allocated to U.S. equities, and that allocation will always depend not on our attempt to forecast which market will excel but rather on our ability to identify dominant opportunities with which to populate the portfolio." And having an entire world to search for these opportunities is a tremendous advantage.

Quarter Review

The September quarter was a difficult period for the Oakmark Global Fund. The Fund dropped 11.6%, which compares to a loss of 6.2% for the MSCI World Index (Net)9 and 6.8% for the Lipper Global Fund Index10. For the calendar nine months, the Fund lost 28.6%, compared to 25.4% for the MSCI World Index (Net) and 27.8% for the Lipper Global Fund Index. Finally, for the Fund's fiscal year ended September 30, the Fund fell 25.7%, and the MSCI World Index (Net) fell 19.6%, while the Lipper Global Fund Index lost 24.6%. From inception, the Fund's compound annualized return rate is 8.4%.

For the quarter, India was the only country to produce a positive contribution for the Fund, while the U.S., Germany and U.K. detracted from returns. Despite the poor total return in the period, there were stocks that contributed positively: Pinterest (U.S.), Fiserv (U.S.), Humana (U.S.—sold during the quarter), Axis Bank (India) and Glencore (Switzerland). The five largest detractors were Alibaba Group (China), Liberty Broadband (U.S.), Prosus (Netherlands), Alphabet (U.S.) and Bayer (Germany).

For the first three quarters of 2022, South Africa, Australia and Japan were the countries that contributed most to return, while

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 19

Oakmark Global Fund  September 30, 2022

Portfolio Manager Commentary (continued)

the U.S., U.K. and Germany detracted most. The issuers that contributed most were Naspers (South Africa), Glencore, Bayer, NOV (U.S.) and Humana. The largest detractors were Alphabet, General Motors, TE Connectivity (Switzerland), Liberty Broadband and Credit Suisse (Switzerland).

September 30 ends the Fund's fiscal year. For that 12-month period, South Africa, Australia and Japan contributed most to returns while the U.S., U.K. and Germany led the detractors. Glencore led the positive contributors followed by Humana, Naspers, NOV and Incitec Pivot (Australia). General Motors, Alphabet, Liberty Broadband, Credit Suisse and Prosus detracted most from returns.

Transaction Activity

We initiated one new holding in the quarter and eliminated three positions. We purchased shares of Warner Bros. Discovery, which was created through the merger of Discovery, Inc. and WarnerMedia earlier this year. The combination created one of the largest media companies in the U.S. with a massive back catalog of valuable content from the Warner Bros. Studio, HBO, and the Discovery and Turner television networks. The company is on pace to earn around $1.50 per share this year despite directing much of its content catalog today toward its streaming services HBO Max and discovery+, which are collectively generating significant losses. We believe that this content catalog will be profitably monetized over time—whether through the company's own streaming services or through licensing content to other platforms. Either path will significantly bolster earnings from current levels. Meanwhile, the combination will also allow for significant cost reductions across the cable network and streaming businesses, thereby further boosting profits. Warner Bros. shares are currently trading at just a mid-single digit multiple of our estimate of underlying power after accounting for these factors. We believe that is far too cheap for this quality content business.

Our sales were Continental, Humana, Liberty Global and Richemont. The sales of Continental and Liberty Global produced losses and were part of our effort to manage the Fund in a tax-efficient manner. We used the sales proceeds to reinvest in more attractive portfolio holdings, in our view. We eliminated the Humana and Richemont holdings as they approached their respective sell targets. We still believe both to be attractive businesses that benefit from favorable demographics and we would happily return to them should their valuations become more compelling. The U.S. allocation remained at approximately 49% of the portfolio with 47% internationally invested and the remainder held in reserves.

In closing, we note that the Fund did not have currency hedges in place at quarter's end. We defensively hedge a portion of the Fund's exposure to currencies when we believe they are overvalued versus the U.S. dollar, but we do not find any such overvaluation currently. As always, we thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

See accompanying Disclosures and Endnotes on page 100.

20 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2022

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.1%
FINANCIALS - 20.8%
BANKS - 7.8%
Lloyds Banking Group PLC (United Kingdom)	83,703	$37,833
Bank of America Corp. (United States)	1,115	33,685
Axis Bank, Ltd. (India)	955	8,536
		80,054
INSURANCE - 7.5%
Allianz SE (Germany)	192	30,298
Prudential PLC (United Kingdom)	2,720	26,624
Willis Towers Watson PLC (United States)	100	20,014
		76,936
DIVERSIFIED FINANCIALS - 5.5%
Julius Baer Group, Ltd. (Switzerland)	686	29,919
Credit Suisse Group AG (Switzerland)	6,506	25,735
Credit Suisse Group AG ADR (Switzerland) (a)	1	4
		55,658
		212,648
CONSUMER DISCRETIONARY - 17.6%
RETAILING - 7.8%
Prosus N.V. (Netherlands)	1,139	59,274
Alibaba Group Holding, Ltd. (China) (b)	1,060	10,573
Amazon.com, Inc. (United States) (b)	87	9,854
		79,701
AUTOMOBILES & COMPONENTS - 7.0%
General Motors Co. (United States)	1,228	39,394
Mercedes-Benz Group AG (Germany)	632	31,968
		71,362
CONSUMER DURABLES & APPAREL - 1.8%
Kering SA (France)	42	18,585
CONSUMER SERVICES - 1.0%
Booking Holdings, Inc. (United States) (b)	6	10,130
		179,778
INFORMATION TECHNOLOGY - 15.9%
SOFTWARE & SERVICES - 9.2%
Oracle Corp. (United States)	602	36,782
Fiserv, Inc. (United States) (b)	304	28,408
Mastercard, Inc., Class A (United States)	81	23,032
SAP SE (Germany)	72	5,835
		94,057
TECHNOLOGY HARDWARE & EQUIPMENT - 6.7%
TE Connectivity, Ltd. (United States)	480	52,951
Samsung Electronics Co., Ltd. (South Korea)	424	15,554
		68,505
		162,562
	Shares	Value
COMMUNICATION SERVICES - 13.5%
MEDIA & ENTERTAINMENT - 13.5%
Alphabet, Inc., Class A (United States) (b)	670	$64,114
The Interpublic Group of Cos., Inc. (United States)	903	23,121
Liberty Broadband Corp., Class C (United States) (b)	239	17,638
Pinterest, Inc., Class A (United States) (b)	646	15,052
Warner Bros Discovery, Inc. (United States) (b)	862	9,912
Grupo Televisa SAB ADR (Mexico) (a)	1,100	5,918
Charter Communications, Inc., Class A (United States) (b)	10	3,064
		138,819
INDUSTRIALS - 12.7%
CAPITAL GOODS - 10.8%
Daimler Truck Holding AG (Germany) (b)	1,378	31,151
CNH Industrial N.V. (United Kingdom)	2,311	25,868
Howmet Aerospace, Inc. (United States)	615	19,025
Parker-Hannifin Corp. (United States)	56	13,642
Flowserve Corp. (United States)	477	11,585
Travis Perkins PLC (United Kingdom)	1,100	9,446
		110,717
TRANSPORTATION - 1.9%
Ryanair Holdings PLC ADR (Ireland) (a) (b)	328	19,135
		129,852
HEALTH CARE - 7.2%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.3%
Bayer AG (Germany)	616	28,363
Novartis AG (Switzerland)	200	15,255
		43,618
HEALTH CARE EQUIPMENT & SERVICES - 2.9%
Tenet Healthcare Corp. (United States) (b)	578	29,805
		73,423
CONSUMER STAPLES - 3.7%
FOOD, BEVERAGE & TOBACCO - 3.7%
Anheuser-Busch InBev SA/NV (Belgium)	506	22,916
Keurig Dr Pepper, Inc. (United States)	412	14,761
		37,677
MATERIALS - 2.6%
Glencore PLC (Switzerland)	4,129	21,699
Arconic Corp. (United States) (b)	306	5,215
		26,914
ENERGY - 2.0%
Nov, Inc. (United States)	1,292	20,905

See accompanying Notes to Financial Statements.

Oakmark.com 21

Oakmark Global Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.1% (continued)
REAL ESTATE - 0.1%
Cushman & Wakefield PLC (United Kingdom) (b)	58	$669
TOTAL COMMON STOCKS - 96.1% (COST $797,215)		983,247
	Par Value	Value
SHORT-TERM INVESTMENT - 3.9%
REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp. Repurchase Agreement, 2.95% dated 09/30/22 due 10/03/22, repurchase price $40,085, collateralized by a United States Treasury Note, 0.500% due 08/31/27, value plus accrued interest of $40,876 (Cost: $40,075)	$40,075	40,075
TOTAL SHORT-TERM INVESTMENTS - 3.9% (COST $40,075)		40,075
TOTAL INVESTMENTS - 100.0% (COST $837,290)		1,023,322
Foreign Currencies (Cost $113) - 0.0% (c)		111
Other Assets In Excess of Liabilities - 0.0% (c)		116
TOTAL NET ASSETS - 100.0%		$1,023,549

(a)  Sponsored American Depositary Receipt

(b)  Non-income producing security

(c)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

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Oakmark.com 23

Oakmark Global Select Fund  September 30, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2022)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	-11.30%	-29.77%	1.11%	-0.51%	6.93%	5.96%	10/02/06
MSCI World Index (Net)[9]	-6.19%	-19.63%	4.56%	5.30%	8.11%	5.53%
Lipper Global Fund Index[10]	-6.78%	-24.61%	2.51%	2.91%	6.95%	4.79%
Oakmark Global Select Fund (Advisor Class)	-11.25%	-29.63%	1.27%	-0.39%	N/A	2.96%	11/30/16
Oakmark Global Select Fund (Institutional Class)	-11.24%	-29.57%	1.34%	-0.31%	N/A	3.03%	11/30/16
Oakmark Global Select Fund (R6 Class)	-11.24%	-29.54%	N/A	N/A	N/A	-9.59%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	11.4
Fiserv, Inc.	6.1
HCA Healthcare, Inc.	5.4
Amazon.com, Inc.	4.9
American International Group, Inc.	4.5
Lloyds Banking Group PLC	4.5
CBRE Group, Inc., Class A	4.4
Netflix, Inc.	4.1
SAP SE	4.0
Charter Communications, Inc., Class A	3.9
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	25
Net Assets	$1 billion
Weighted Average Market Cap	$263.1 billion
Median Market Cap	$55 billion
Expense Ratio - Investor Class*^	1.10%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2022, as amended August 1, 2022 and October 1, 2022. The Gross and Net Expense Ratios for the year ended September 30, 2022 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Communication Services	21.9
Consumer Discretionary	19.6
Financials	19.3
Health Care	11.2
Information Technology	10.1
Real Estate	4.4
Industrials	3.3
Consumer Staples	3.0
Preferred Stocks	3.7
Short-Term Investments and Other	3.5
GEOGRAPHIC ALLOCATION
% of Equity
North America	57.0
United States	57.0
Europe	33.9
Germany*	11.5
United Kingdom	8.0
Switzerland	7.2
% of Equity
Europe (cont'd)	33.9
Netherlands*	4.0
France*	3.2
Asia	9.1
South Korea	6.6
China	2.5

*  Euro currency countries comprise 18.7% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

24 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2022

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakwx@oakmark.com

John A. Sitarz, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned –29.7% for the fiscal year ended September 30, 2022, underperforming the MSCI World Index (Net)9, which returned –19.6%. For the most recent quarter, the Fund returned –11.3%, compared to the benchmark's return of –6.2%. More importantly, the Fund has returned an average of 6.0% per year since its inception on October 2, 2006, outperforming the MSCI World Index's annualized gain of 5.5% over the same period.

A top contributor to performance for the one-year period was Humana (U.S.), a leader and near pure play in the fastest growing sector of managed care, Medicare Advantage. In its first-quarter earnings report, the company generally beat consensus estimates and raised guidance. Encouragingly, the issues that had caused this year's Medicare Advantage enrollment shortfall seem to have stabilized, and during the most recent open enrollment period, member retention appears in line or even slightly better than expectations. In addition, Humana reaffirmed its full-year guidance for $24.50 adjusted earnings per common share. The company's second-quarter earnings results also beat consensus expectations due to lower than expected medical expenses, which stemmed from a decline in Covid-19-related medical costs that was not fully offset by all other medical costs returning to normal levels. Management also indicated that the company is tracking well against achieving its $1 billion cost-savings plan by the end of 2023, and it intends to reinvest the majority of those savings into improved member benefits. Ultimately, Humana's share price reached our sell target, and we opted to eliminate the position.

Netflix (U.S.), a subscription streaming service and production company, was a top contributor for the quarter. Netflix's share price reacted positively in response to second-quarter results that were strong, in our assessment, and largely better than investors expected. Although the company lost roughly one million global streaming subscribers, the loss was only about half of what management projected. Revenue in constant currency, excluding foreign currency impacts, rose 13% year-over-year, and management is projecting that third-quarter revenue will rise by 12% in constant currency. While currency exchange rates also affected earnings, margins are tracking slightly ahead of prior guidance when adjusted for currency impacts. Importantly, viewer engagement, which we see as a key metric, remains strong. In the U.S., Netflix had as much viewing time in the 2021-22 season as the top two cable networks combined (CBS and NBC), and total share of TV time reached a record in June, according to Nielsen. Along with the earnings release, management stated that the company is making progress on its advertising and password-sharing initiatives. Cash content costs for the next two to three years are expected to be unchanged at roughly $17 billion as Netflix continues to invest in high-quality content creation. Management is forecasting the net addition of one million global streaming subscribers in the third quarter, and we remain pleased with the company's fundamental performance.

Charter Communications (U.S.), a telecommunications and mass media company, was a top detractor for both the quarter and year ending September 30. The company reported second-quarter revenue of $13.6 billion and adjusted earnings of $5.5 billion, both of which outpaced market expectations. Revenue rose 6.2% from a year earlier, and adjusted earnings grew 9.7%. However, investors may have focused on the company's broadband subscriber net loss of 21,000 (which included the reduction of 59,000 government subsidy customers). Management attributes the weak broadband results largely to low residential relocation activity and the return of college seasonality. In addition, while capital expenses were 5% higher than the market predicted, capital expenses from core cable operations continue to decline and are trending well below our maintenance forecast. Furthermore, just prior to the company's earnings release, a Texas jury awarded $7 billion in damages to the family of a customer who was murdered by an off-duty technician. Later, a judge reduced the settlement to $1.15 billion. Charter plans to appeal and has stated that a criminal background check conducted on the employee showed no arrests, convictions or other criminal behavior. We are following the situation closely and will adjust our metrics as appropriate. We believe part of subscriber results from recent quarters can be attributed to a combination of increased competition and lingering effects from the amount of subscribers that were pulled forward due to the Covid-19 pandemic and subsequent lockdowns. That said, we find that the business is still growing at a healthy rate and expect the company to continue buying back more than 10% of its shares outstanding each year. We also

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 25

Oakmark Global Select Fund  September 30, 2022

Portfolio Manager Commentary (continued)

believe that incumbent cable companies are positioned for continued growth due to the increases in broadband average revenue per user and in bundled wireless services. The company remains undervalued relative to our perception of its normalized earnings power.

We purchased a new position in Richemont (Switzerland) during the third quarter. Richemont is one of the world's largest luxury goods firms and maintains a portfolio of brands that range from Cartier and Van Cleef & Arpels in jewelry to Piaget and Baume & Mercier in watches to Dunhill in leather goods and Montblanc in high-performance pens. In our view, this is one of the most attractive portfolios of luxury goods brands in the world. We find the company's exposure to the jewelry market via the largest (Cartier) and third-largest (Van Cleef & Arpels) brands especially appealing given our expectations for the category to achieve strong levels of growth and profitability. Moreover, demand for luxury goods is closely tied to wealth creation, and considering that the number of new millionaires is growing by about 6% globally per year, we are pleased with Richemont's exposure to this fast-growing demographic. Finally, Richemont's management team has a strong track record of impressive decision-making and creating long-term value for shareholders.

During the quarter, we sold our Daimler Truck Holding (Germany) position in favor of names that, in our opinion, offer more potential upside.

Geographically, we ended the quarter and fiscal year with approximately 57% of the Fund's investments in the U.S., 34% in the U.K. and Europe, and 9% in Asia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 100.

26 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2022

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.8%
COMMUNICATION SERVICES - 21.9%
MEDIA & ENTERTAINMENT - 21.9%
Alphabet, Inc., Class A (United States) (a)	1,173	$112,213
Netflix, Inc. (United States) (a)	170	40,025
Charter Communications, Inc., Class A (United States) (a)	128	38,738
NAVER Corp. (South Korea)	193	25,737
		216,713
CONSUMER DISCRETIONARY - 19.6%
RETAILING - 11.2%
Amazon.com, Inc. (United States) (a)	426	48,157
Prosus N.V. (Netherlands)	728	37,860
Alibaba Group Holding, Ltd. (China) (a)	2,453	24,483
		110,500
AUTOMOBILES & COMPONENTS - 3.7%
Mercedes-Benz Group AG (Germany)	719	36,373
CONSUMER SERVICES - 3.1%
Booking Holdings, Inc. (United States) (a)	19	30,736
CONSUMER DURABLES & APPAREL - 1.6%
Cie Financiere Richemont SA, Class A (Switzerland)	166	15,660
		193,269
FINANCIALS - 19.3%
BANKS - 11.7%
Lloyds Banking Group PLC (United Kingdom)	97,547	44,090
Bank of America Corp. (United States)	1,192	36,004
Citigroup, Inc. (United States)	850	35,403
		115,497
INSURANCE - 4.5%
American International Group, Inc. (United States)	946	44,907
DIVERSIFIED FINANCIALS - 3.1%
Credit Suisse Group AG (Switzerland)	7,739	30,613
		191,017
HEALTH CARE - 11.2%
HEALTH CARE EQUIPMENT & SERVICES - 6.2%
HCA Healthcare, Inc. (United States)	293	53,777
Fresenius Medical Care AG & Co. KGaA (Germany)	256	7,222
		60,999
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.0%
Bayer AG (Germany)	573	26,391
Novartis AG (Switzerland)	300	22,894
		49,285
		110,284
	Shares	Value
INFORMATION TECHNOLOGY - 10.1%
SOFTWARE & SERVICES - 10.1%
Fiserv, Inc. (United States) (a)	642	$60,081
SAP SE (Germany)	488	39,753
		99,834
REAL ESTATE - 4.4%
CBRE Group, Inc., Class A (United States) (a)	644	43,497
INDUSTRIALS - 3.3%
CAPITAL GOODS - 3.3%
CNH Industrial N.V. (United Kingdom)	2,886	32,305
CONSUMER STAPLES - 3.0%
FOOD, BEVERAGE & TOBACCO - 3.0%
Danone SA (France)	638	30,187
TOTAL COMMON STOCKS - 92.8% (COST $834,220)		917,106
PREFERRED STOCKS - 3.7%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.7%
Samsung Electronics Co., Ltd. (South Korea)	1,134	36,832
TOTAL PREFERRED STOCKS - 3.7% (COST $58,954)		36,832
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.0%
REPURCHASE AGREEMENT - 3.0%
Fixed Income Clearing Corp. Repurchase Agreement, 2.95% dated 09/30/22 due 10/03/22, repurchase price $29,755, collateralized by a United States Treasury Note, 2.000% due 11/15/26, value plus accrued interest of $30,343 (Cost: $29,748)	$29,748	29,748
TOTAL SHORT-TERM INVESTMENTS - 3.0% (COST $29,748)		29,748
TOTAL INVESTMENTS - 99.5% (COST $922,922)		983,686
Foreign Currencies (Cost $792) - 0.1%		796
Other Assets In Excess of Liabilities - 0.4%		3,661
TOTAL NET ASSETS - 100.0%		$988,143

(a)  Non-income producing security

See accompanying Notes to Financial Statements.

Oakmark.com 27

Oakmark International and Oakmark
International Small Cap Funds  September 30, 2022

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com
oakgx@oakmark.com
oakwx@oakmark.com

Fellow Shareholders,

Unfortunately, the third quarter of 2022 was very unkind to us. Global equity prices were hit quite hard as a result of the convergence of three macro events: the continued war in Ukraine, inflation-induced rising interest rates and economic uncertainty in China caused by continued Covid-19-related lockdowns. In addition, European equities have been impacted by weak local market price performance, and the total return has been negatively impacted by the strong U.S. dollar, causing a negative currency impact. As a result, both of our international strategies performed poorly both on an absolute basis and relative to peers. Please see individual Fund letters for details.

Inflation: How Did We Get Here?

To understand our current situation, you must go back to the Global Financial Crisis when central banks began aggressively loosening monetary policy via bond buying and lowering rates. Simultaneously, regulatory measures were taken to force the banks to grow their reserves and their capital base, literally causing reserves to nearly triple in the 10 years after the financial crisis. Instead of increasing lending and shareholder returns, reserves were parked at central banks earning little, no or even negative returns. This condition allowed monetary expansion without inflation. However, today, for the most part, banks are now fully reserved, and earnings can be used to grow their businesses or return capital to shareholders as we are seeing today with most of our European bank holdings. Today's inflation originates from an overly accommodative monetary policy that failed to pull back as banks reached desired capital positions and economies recovered from the shock of Covid-19. Other contributing factors play a role as well, from supply chain disruptions and expansionary fiscal policies (blamed on Covid-19) to the energy price spikes brought on by the war in Ukraine and measures that have restricted energy supply.

Where Are We Today? And the Case for European Equities

The majority of central banks are aggressively tightening financial conditions to rein in inflation, with some increasing interest rates at a rapid speed. However, it is important to keep these conditions in a broader perspective outside of the past roughly 13 years. The U.S. 10-year yield, along with most major government debt securities, has been in a gradual decline since its peak in 1984 at 13.8%, reaching as low as 50 basis points during the early stages of Covid-19 and currently sits just below 4%. While the recent interest rate increases are extraordinary relative to the past 10 years, they are not when measured against the past 40 years.

The euro traveled from 150 to 96 against the U.S. dollar over the past 14 years. This has negatively impacted the U.S. dollar prices of European equities. And despite the macro headwinds caused by inflation, the war and rising energy costs, most of the European companies in which we are invested are diversified as they have broad exposure to the global economy and, even with these macro challenges, are reporting satisfactory business performance and returns. In many cases, European-based businesses are HELPED by the strong dollar. For example, BMW and Mercedes-Benz, two holdings of the Oakmark International Fund, earn their highest percentage of revenues and profits in regions outside of Europe, specifically in China and the U.S. As these markets perform and as the euro weakness persists, there is actually upward pressure on profits, all else being equal. In addition, both of these companies offer attractive valuations and boast healthy balance sheets with large net cash positions, yet they trade between four and five times their earnings and have dividend yields greater than 7%.

There are numerous other examples of European-based companies (luxury goods, global industrials, consumer product companies (CPCs), etc.) that are global operators selling at extremely depressed valuations because of the postal code of their corporate headquarters. This occurs because investors and traders often fail to separate the macro from the micro, providing an exploitable opportunity for long-term investors, such as ourselves, who measure value generally based on corporate performance and specifically through cash flow generation through time, not on macro events.

Conclusion

As described in a previous letter, we can track our portfolios' market value versus our estimate of intrinsic value. Over the 30 years of the International Fund's history, the common range has been between 50% to 75%, which is similar to the International Small Cap Fund. There were two big exceptions: March 2009 at the bottom of the Global Financial Crisis and March 2020 during the Covid-19 pandemic low, when both portfolios' market value dropped below 40%. As of September 30, both portfolios are hovering right around 40% of our estimate of intrinsic value. History tells us that when the Funds reach a price to value ratio under 55%, there is strong outperformance to come. See the charts below.

This is consistent with our core belief: Equities become LESS risky as they become more attractively priced. And when asset prices rise materially faster than value, they become even MORE risky. As such, despite and because of the pain of falling equity prices that we have experienced, we believe the opportunity for gain is higher and the exposure to risk is lower.

We remain committed to delivering acceptable returns and are extremely grateful for the continued patience and confidence you have shown.

See accompanying Disclosures and Endnotes on page 100.

28 OAKMARK FUNDS

Oakmark International and Oakmark
International Small Cap Funds  September 30, 2022

Portfolio Manager Commentary (continued)

Potentially Opportune Time for Oakmark International

$0.46 price to value as of September 30, 2022

Oakmark International Portfolio Price to Value	3-Year Average Subsequent Total Return*	3-Year Average Subsequent Excess Return**	# of Periods***
Below $0.55	13.6%	6.0%	14
$0.55 - $0.63	6.0%	1.7%	18
$0.64 - $0.71	5.1%	0.4%	17
Higher than $0.71	-2.0%	-2.4%	13

Potentially Opportune Time for Oakmark International Small Cap

$0.46 price to value as of September 30, 2022

Oakmark International Small Cap Portfolio Price to Value	3-Year Average Subsequent Total Return*	3-Year Average Subsequent Excess Return**	# of Periods***
Below $0.55	11.2%	1.4%	19
$0.55 - $0.63	5.0%	-1.0%	10
$0.64 - $0.71	4.1%	-0.9%	15
Higher than $0.71	0.9%	-1.5%	18

Source: Harris Associates.

*  Column represents returns three years following this price to value level and is an average of all periods.

**  Excess return indicates Oakmark International Fund 3-year return minus MSCI World ex US Index (net)13 3-year return and Oakmark International Small Cap Fund 3-year return minus MSCI World ex US Small Cap Index (net)15 3-year return, respectively.

***  The number of periods is defined as occurrences at quarter-end when the portfolio's price to value was in each respective range. The Price to Value for a stock is the ratio of the current stock price divided by the intrinsic value as calculated by the investment team's valuation model. The Price to Value for a portfolio is the weighted average of the price to value for each stock in the portfolio.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 29

Oakmark International Fund  September 30, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2022)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-14.85%	-30.72%	-4.48%	-5.24%	3.42%	7.63%	09/30/92
MSCI World ex U.S. Index (Net)[13]	-9.20%	-23.91%	-1.21%	-0.39%	3.62%	5.11%
MSCI EAFE Index (Net)[12]	-9.36%	-25.13%	-1.83%	-0.84%	3.67%	4.92%
Lipper International Fund Index[14]	-10.03%	-26.34%	-0.69%	-0.45%	4.02%	5.84%
Oakmark International Fund (Advisor Class)	-14.77%	-30.59%	-4.32%	-5.12%	N/A	0.16%	11/30/16
Oakmark International Fund (Institutional Class)	-14.77%	-30.54%	-4.25%	-5.04%	N/A	0.23%	11/30/16
Oakmark International Fund (R6 Class)	-14.76%	-30.51%	N/A	N/A	N/A	-14.30%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Intesa Sanpaolo SPA	3.3
BNP Paribas SA	3.2
Lloyds Banking Group PLC	3.0
Mercedes-Benz Group AG	2.9
Allianz SE	2.7
Bayerische Motoren Werke AG	2.6
Prosus N.V.	2.6
Exor N.V.	2.5
Worldline SA	2.5
Bayer AG	2.3
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	67
Net Assets	$16.9 billion
Weighted Average Market Cap	$37.7 billion
Median Market Cap	$20.1 billion
Expense Ratio - Investor Class*^	1.05%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2022, as amended August 1, 2022 and October 1, 2022. The Gross and Net Expense Ratios for the year ended September 30, 2022 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	23.5
Financials	20.7
Industrials	15.3
Information Technology	9.3
Health Care	8.3
Communication Services	7.2
Materials	6.5
Consumer Staples	4.9
Preferred Stocks	1.4
Short-Term Investments and Other	2.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	88.7
Germany*	26.5
United Kingdom	15.8
France*	15.8
Switzerland	9.5
Netherlands*	6.6
Sweden	4.4
Italy*	3.4
Ireland*	1.8
Belgium*	1.8
Spain*	1.3
Denmark	1.1
Finland*	0.7
% of Equity
Asia	7.4
China	3.1
South Korea	2.7
Japan	1.0
India	0.6
North America	1.9
Canada	1.9
Australasia	1.3
Australia	1.3
Latin America	0.7
Mexico	0.7

*  Euro currency countries comprise 57.9% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

30 OAKMARK FUNDS

Oakmark International Fund  September 30, 2022

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund decreased 30.7% for the fiscal year ended September 30, 2022, underperforming the MSCI World ex U.S. Index (Net)13, which decreased 23.9% over the same period. For the most recent quarter, the Fund returned –14.9%, compared to the benchmark's return of –9.2%. However, the Fund has returned an average of 7.6% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index (Net), which has averaged 5.1% per year over the same period.

Glencore (Switzerland), one of the world's largest mining firms with leading market positions in copper, coal, zinc, nickel and cobalt mining, was a top contributor to the Fund's performance during the fiscal year. At the company's annual investor day in December 2021, management reinforced its plan to emphasize low-cost, large-scale assets in future-facing commodities while responsibly running down its coal business over time. We appreciate management's focus on increasing risk-adjusted returns by exiting assets that do not materially contribute to the company's bottom line, but require a lot of management's time, are in high-risk jurisdictions, have limited mine-life or face other significant constraints. The price increases in Glencore's primary commodities, including copper, zinc, nickel, and particularly thermal coal, have boosted the company's financial results. Through September, Newcastle benchmark thermal coal prices averaged $350/year to date, nearly triple the price realized in the same period in 2021. This generated a 235% increase in EBIT year-over-year for Glencore's industrial business in the first half. Glencore's marketing business also benefited from the very tight market conditions for commodities. It generated $3.7 billion of EBIT in the first half of the fiscal year—more than the company usually expects to generate in a full fiscal year (which is typically somewhere between $2.2 and $3.2 billion). As a result of the positive results and balance sheet, Glencore announced a further $4.45 billion of incremental buybacks and dividends with its first-half results. Also during the period, the company reached settlements for the U.S., U.K. and Brazil investigations with figures that look to align with the $1.5 billion provision from fiscal-year 2021. We believe this positive development should eliminate uncertainty for the business and validate many of the changes Glencore has made to its compliance practices. We continue to believe that Glencore is an attractive holding with significant potential for robust cash flow generation, portfolio optimization and enhanced shareholder returns.

Financial services company Credit Suisse (Switzerland) was a top detractor for the one-year ending September 30. As expected, the company's first-half results reflected a challenging revenue environment with both financial market headwinds and company-specific factors negatively impacting top-line results. Despite this, we appreciated that the core wealth management franchise performed well, and the company's loan loss provisions are tracking well below estimates. Importantly, capital levels were a bit higher than expected. The company's common equity tier 1 ratio came in at 13.5%, and management expects that it will remain near that level for the second half of the year. Operating expenditures were elevated due to several factors, but management reiterated its belief that it will reach its goal for the medium term, aided by its anticipated savings of CHF 650 million from digitalization initiatives and more than CHF 200 million from procurement initiatives. The company also announced the departure of CEO Thomas Gottstein who will be replaced by Ulrich Körner, former head of asset management. In addition, the company is formally reviewing its investment banking segment and will likely make substantial cuts that should transform it into a capital-light, advisory-led banking business with a reduced absolute cost base in the medium term. We appreciate management's effort to reduce tail risk by shrinking and simplifying the investment banking segment and allocating more capital toward its higher returning wealth management franchise. In our view, the market is over-penalizing Credit Suisse for past errors. Looking forward, we believe the franchise has attractive assets and a clear, attainable path toward stronger performance that will benefit current shareholders. Moreover, we remain hopeful that various management enhancements, especially in the areas of risk control and compliance, will enable Credit Suisse to live up to its potential and avoid the pitfalls of the past. We hope that the appointment of Axel Lehmann as the new chairman, combined with the timely execution of the company's new strategic plan, will not only strengthen Credit Suisse, but revitalize it.

Axis Bank (India), a banking and financial services company, was a top contributor for the quarter ending September 30. Axis Bank reported its first-quarter earnings in August, which included net income up 91% year-over-year; however, we recognize that these results included one-time items. Provision expenses declined 89% year-over-year due to loan upgrades as Axis has been taking excess provisions in past quarters. Asset quality remains sound, in our view. Net non-performing loans declined to 0.64% of total loans while coverage levels remained robust. Management used gains from lower credit revisions to cover trading book losses and to invest in growth initiatives ahead of revenue creation, which inflated operating expenses. We believe the trading losses will largely reverse as Axis has invested in high-quality credit with a short duration, which should revert back to par value over the coming years. Although operating expenses were a bit worse than had been expected, net interest income is tracking well on the back of both loan growth (+14% year-over-year) and net interest margin expansion (+14 basis points year-over-year and +11 basis points sequentially).

Continental (Germany), one of Europe's largest tire and automotive component manufacturers, was a notable detractor for

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 31

Oakmark International Fund  September 30, 2022

Portfolio Manager Commentary (continued)

the quarter. In July, the company warned that free cash flow for the quarter would come in below expectations due to a build-up of working capital related to supply chain issues, material cost inflation and higher receivables due to higher prices. The full release in August added more color for the tires segment, which had organic growth of 11.4%-16.7% of which came from price and product mix and a decline of 5.3%, which came from reduced replacement volumes across all regions. Management indicated that Chinese demand did not pick up as had been expected when lockdowns ended, and the company was unable to fully meet North American demand due to a lack of product availability. Though fiscal-year guidance was confirmed, margins in tires are expected to be under significantly more pressure in the second half due to weaker replacement demand as well as more severe raw material impacts. The company is responding with price increases, though they are not expected to fully offset the inflationary impact. The company's automotive business reported an operating loss during the second quarter, though margins are expected to recover in the second half of the year due to improving light vehicle production and the benefits of price increases with OEMs. Encouragingly, the company has realized more than EUR 6 billion in order intake in the second quarter, which, when combined with the company's ongoing restructuring program, supports its medium-term targets. Despite a difficult environment, we believe Continental has undertaken significant action to improve results and that the company's exposures across the automotive value chain along with its low valuation make it a compelling investment.

During the quarter, we sold our holdings in Toyota Motor (Japan) and NatWest Group (U.K.) in favor of names that, in our opinion, offer more potential upside. These names include the below new positions:

•  DSV (Denmark) is a Danish-headquartered transport and logistics company that offers supply chain solutions to customers across the globe. In our view, DSV is one of the best managed freight forwarders in the world and has a strong management team that focuses on profitability, as evidenced by its industry-leading profit margins. We are excited about its 2019 acquisition of Panalpina, which should continue to provide productivity gains through its legacy operations and improve buying scale from steamship lines and airlines. The industry has undergone significant consolidation, which is likely to continue, in our view. While acquisitions have generally proven difficult, we appreciate that DSV has shown its ability to successfully integrate and create shareholder value through accretive acquisitions over the past decade.

•  Fujitsu (Japan) is a technology solutions company that offers a wide array of technology services, solutions and products. Fujitsu is going through a significant transformation, including bringing in new management, selling low-quality assets, reducing fixed costs and improving margins. In our view, Fujitsu is no longer the company it once was, and the new management team is driving significant value creation. Japan is behind most developed nations in digitizing its economy. As a result, we believe corporate Japan, as well as the government, will be required to increase IT investments over the next decade. This demand, combined with a massive shortage in IT engineering talent, means that Japanese system integrators should enjoy significant, long-term topline growth, which we believe will also lead to healthy margin expansion. In terms of Fujitsu's core system integrators business, more than two-thirds of its sales are recurring, the business is capital light, and it generates what we view as healthy free cash flow. Fujitsu management also plans to return the majority of its free cash flow to shareholders through buybacks and dividends. The current buyback authorization is for YEN 150 billion, or 4.6% of shares outstanding, and we expect this to be ongoing—an especially attractive proposition given that the stock is yielding around a 6% dividend today. Finally, we like that the independent chairman has been a change agent for the company and improved corporate value. He also brought an activist investor onto the board, Ichigo, who owns about 7% of the company.

•  Schindler Holding (Switzerland) is the second-largest manufacturer and installers of elevators, escalators and moving walks globally. In our assessment, Schindler is a high-quality business that is being negatively impacted by short-term operational issues within its new installation business, which in turn has put downward pressure on group margins. In our opinion, the difficulties in new installation reflect management being too slow to adjust selling prices when input costs started to increase last year and a modularization program that hasn't simplified the product offering as much as originally hoped. We believe both of these challenges are internal and can be resolved over the next one to two years. Current Chairman Silvo Napoli assumed the CEO role in January and has already replaced one-third of the executive committee to improve operational performance. Napoli was CEO from 2014 to the middle of 2016, when we last invested in the company, and in that time he successfully resolved operational issues. We believe the current share price projects little to no improvement in the company's margin profile, which we believe is an unlikely scenario.

•  Ashtead Group (U.K.) is an industrial equipment rental company with operations in the U.S., U.K. and Canada, whose customers include construction firms, non-construction related contractors and government agencies. We like that the company is the number-two player in what we view as an under-penetrated North American equipment rental market. Its primary competition is approximately 5,000 smaller and less efficient companies that combine to have around 50% market share, which we see as an opportunity for Ashtead. We also appreciate its improved business mix that focuses more on specialty and less on construction and that it offers potentially better through-cycle returns and scale benefits. In our view, the market values Ashtead as if it is a cyclical equipment provider, while we see a structurally growing and scalable services network business with increasing returns on capital and a top management team.

Geographically, we ended the quarter and fiscal year with approximately 89% of our holdings in Europe and the U.K., 7% in Asia, and 1% in Australasia. The remaining positions are 2% in North America (Canada) and 1% in Latin America (Mexico).

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 100.

32 OAKMARK FUNDS

Oakmark International Fund  September 30, 2022

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.7%
CONSUMER DISCRETIONARY - 23.5%
AUTOMOBILES & COMPONENTS - 9.0%
Mercedes-Benz Group AG (Germany)	9,662	$488,566
Bayerische Motoren Werke AG (Germany)	6,525	442,281
Continental AG (Germany)	8,181	363,023
Valeo (France) (a)	15,070	227,712
		1,521,582
RETAILING - 6.9%
Prosus N.V. (Netherlands)	8,347	434,241
Alibaba Group Holding, Ltd. (China) (b)	32,076	320,095
H & M Hennes & Mauritz AB, Class B (Sweden)	25,753	238,090
Vipshop Holdings, Ltd. ADR (China) (b) (c)	20,557	172,888
		1,165,314
CONSUMER DURABLES & APPAREL - 4.5%
adidas AG (Germany)	2,654	305,050
Kering SA (France)	507	224,923
The Swatch Group AG, Bearer Shares (Switzerland)	647	145,395
Cie Financiere Richemont SA, Class A (Switzerland)	905	85,430
		760,798
CONSUMER SERVICES - 3.1%
Accor SA (France) (a) (b)	15,547	325,485
Compass Group PLC (United Kingdom)	4,915	97,877
Restaurant Brands International, Inc. (Canada)	1,617	85,996
Trip.com Group, Ltd. (China) (b)	841	22,732
		532,090
		3,979,784
FINANCIALS - 20.7%
BANKS - 10.1%
Intesa Sanpaolo SPA (Italy)	338,799	560,040
BNP Paribas SA (France)	12,962	547,492
Lloyds Banking Group PLC (United Kingdom)	1,109,778	501,606
Axis Bank, Ltd. (India)	11,814	105,630
		1,714,768
DIVERSIFIED FINANCIALS - 6.3%
EXOR N.V. (Netherlands)	6,572	421,748
Credit Suisse Group AG (Switzerland)	94,467	373,671
Schroders PLC (United Kingdom)	60,516	260,117
		1,055,536
INSURANCE - 4.3%
Allianz SE (Germany)	2,857	450,154
Prudential PLC (United Kingdom)	28,289	276,879
		727,033
		3,497,337
	Shares	Value
INDUSTRIALS - 15.3%
CAPITAL GOODS - 12.1%
CNH Industrial N.V. (United Kingdom)	31,719	$355,010
Siemens AG (Germany)	3,259	318,495
Daimler Truck Holding AG (Germany) (b)	13,845	313,011
SKF AB, Class B (Sweden)	20,054	268,661
Volvo AB, Class B (Sweden)	15,681	221,905
Ashtead Group PLC (United Kingdom)	3,695	165,937
Komatsu, Ltd. (Japan)	8,585	156,311
Smiths Group PLC (United Kingdom)	5,907	98,391
Schindler Holding AG (United Kingdom)	586	90,916
Rolls-Royce Holdings PLC (United Kingdom) (b)	75,071	57,493
		2,046,130
TRANSPORTATION - 2.8%
Ryanair Holdings PLC ADR (Ireland) (b) (c)	5,053	295,213
DSV A/S (Denmark)	1,510	176,928
		472,141
COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
Brambles, Ltd. (Australia)	9,174	67,111
		2,585,382
INFORMATION TECHNOLOGY - 9.3%
SOFTWARE & SERVICES - 9.3%
Worldline SA (France) (b)	10,499	414,992
SAP SE (Germany)	4,100	334,122
Open Text Corp. (Canada)	8,461	223,616
Amadeus IT Group SA (Spain) (b)	4,793	222,198
Capgemini SE (France)	1,322	211,711
Edenred (France)	3,365	155,029
Fujitsu, Ltd. (Japan)	129	14,112
		1,575,780
HEALTH CARE - 8.3%
HEALTH CARE EQUIPMENT & SERVICES - 4.3%
Fresenius SE & Co. KGaA (Germany)	15,870	338,268
Koninklijke Philips N.V. (Netherlands)	14,449	222,461
Fresenius Medical Care AG & Co. KGaA (Germany)	5,968	168,136
		728,865
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.0%
Bayer AG (Germany)	8,472	390,352
Novartis AG (Switzerland)	2,488	189,662
Roche Holding AG (Switzerland)	315	102,445
		682,459
		1,411,324
COMMUNICATION SERVICES - 7.2%
MEDIA & ENTERTAINMENT - 6.0%
Publicis Groupe SA (France)	6,525	309,186
WPP PLC (United Kingdom)	28,005	231,183
NAVER Corp. (South Korea)	1,537	204,813

See accompanying Notes to Financial Statements.

Oakmark.com 33

Oakmark International Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.7% (continued)
COMMUNICATION SERVICES - 7.2% (continued)
Informa PLC (United Kingdom)	27,901	$159,481
Grupo Televisa SAB ADR (Mexico) (c)	21,505	115,697
		1,020,360
TELECOMMUNICATION SERVICES - 1.2%
Liberty Global PLC, Class A (United Kingdom) (b)	12,838	200,151
		1,220,511
MATERIALS - 6.5%
Glencore PLC (Switzerland)	63,894	335,763
Holcim AG (Switzerland)	8,065	330,500
thyssenkrupp AG (Germany) (a) (b)	40,561	171,857
Orica, Ltd. (Australia) (a)	16,744	142,549
UPM-Kymmene OYJ (Finland)	3,578	113,543
		1,094,212
CONSUMER STAPLES - 4.9%
FOOD, BEVERAGE & TOBACCO - 2.8%
Anheuser-Busch InBev SA/NV (Belgium)	6,484	293,699
Danone SA (France)	3,593	169,896
		463,595
HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
Henkel AG & Co. KGaA (Germany)	4,721	267,534
Reckitt Benckiser Group PLC (United Kingdom)	1,425	94,451
		361,985
		825,580
TOTAL COMMON STOCKS - 95.7% (COST $22,448,801)		16,189,910
PREFERRED STOCKS - 1.4%
INFORMATION TECHNOLOGY - 1.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 1.4%
Samsung Electronics Co., Ltd. (South Korea)	6,995	227,211
TOTAL PREFERRED STOCKS - 1.4% (COST $399,914)		227,211
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.7%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 2.95% dated 09/30/22 due 10/03/22, repurchase price $370,573, collateralized by United States Treasury Notes, 0.500% - 2.375% due 11/15/26 - 08/31/27, aggregate value plus accrued interest of $377,892 (Cost: $370,483)	$370,483	370,483
	Par Value	Value
COMMERCIAL PAPER - 0.5%
American Honda Finance Corp., 2.79% - 3.35%, due 10/05/22 - 10/11/22 (e)	$49,600	$49,563
General Mills, Inc., 144A, 3.15% - 3.3%, due 10/03/22 - 10/06/22 (d) (e)	39,800	39,782
Total Commercial Paper - 0.5% (Cost $89,356)		89,345
TOTAL SHORT-TERM INVESTMENTS - 2.7% (COST $459,839)		459,828
TOTAL INVESTMENTS - 99.8% (COST $23,308,554)		16,876,949
Foreign Currencies (Cost $2,323) - 0.0% (f)		2,316
Other Assets In Excess of Liabilities - 0.2%		39,596
TOTAL NET ASSETS - 100.0%		$16,918,861

(a)  See Note 6 in the Notes to Financial Statements regarding investments in affiliated issuers.

(b)  Non-income producing security

(c)  Sponsored American Depositary Receipt

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

34 OAKMARK FUNDS

Oakmark International Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates Value Value	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	September 30, 2021	September 30, 2022	Percent of Net Assets
Accor SA	15,547	$89,687	$154,320	(44,789)	$(155,078)	$0	$589,985	$325,485	1.9%
Orica, Ltd. (a)	16,744	30,858	152,012	(80,780)	77,465	5,168	267,018	142,549	0.8%
thyssenkrupp AG	40,561	28,617	54,849	(37,179)	(229,510)	0	464,778	171,857	1.0%
Valeo	15,070	38,675	0	0	(181,161)	5,234	370,198	227,712	1.3%
TOTAL	87,922	$187,837	$361,181	$(162,748)	$(488,284)	$10,402	$1,691,979	$867,603	5.0%

(a)  Due to transactions during the year ended September 30, 2022, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark International Small Cap Fund  September 30, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/12# (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2022)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-11.19%	-32.37%	-1.98%	-3.07%	3.83%	7.40%	11/01/95
MSCI World ex U.S. Small Cap Index (Net)[15]	-9.46%	-30.80%	-1.27%	-1.24%	4.78%	N/A
MSCI World ex U.S. Index (Net)[13]	-9.20%	-23.91%	-1.21%	-0.39%	3.62%	4.35%
Lipper International Small Cap Fund Index[16]	-10.49%	-34.39%	-1.25%	-1.55%	4.76%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-11.11%	-32.24%	-1.84%	-2.94%	N/A	1.70%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-11.14%	-32.20%	-1.76%	-2.87%	N/A	1.78%	11/30/16
Oakmark International Small Cap Fund (R6 Class)	-11.14%	-32.19%	N/A	N/A	N/A	-11.08%	12/15/20

# The graph shows only 10 years of performance because the MSCI World ex U.S. Small Cap Index (Net) was launched on 1/1/2001 and does not have data going back to the Fund's inception.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to December 3, 2018, the Fund imposed a 2% redemption fee on shares redeemed within 90 days of purchase; the Fund's performance for periods prior to that date does not reflect the 2% redemption fee. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Konecranes OYJ	3.6
Julius Baer Group, Ltd.	3.3
Software AG	3.2
Azimut Holding SpA	2.9
Travis Perkins PLC	2.7
Duerr AG	2.7
Loomis AB	2.5
Wynn Macau, Ltd.	2.5
Applus Services SA	2.5
Atea ASA	2.4
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	58
Net Assets	$1.2 billion
Weighted Average Market Cap	$3.3 billion
Median Market Cap	$2.1 billion
Expense Ratio - Investor Class*^	1.35%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2022, as amended August 1, 2022 and October 1, 2022. The Gross and Net Expense Ratios for the year ended September 30, 2022 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Industrials	30.9
Financials	18.5
Information Technology	11.8
Consumer Discretionary	10.4
Communication Services	7.6
Health Care	6.6
Consumer Staples	6.3
Materials	3.1
Real Estate	1.4
Short-Term Investments and Other	3.4
GEOGRAPHIC ALLOCATION
% of Equity
Europe	76.9
United Kingdom	19.6
Germany*	11.8
Switzerland	9.2
Sweden	8.2
Italy*	6.3
Finland*	5.6
Spain*	5.6
Norway	3.6
Netherlands*	3.3
Denmark	2.9
Belgium*	0.8
% of Equity
Asia	11.9
South Korea	4.2
Japan	4.0
China	2.6
Indonesia	1.1
Latin America	4.6
Mexico	4.6
Australasia	4.1
Australia	4.1
North America	1.6
Canada	1.6
Africa/Middle East	0.9
Israel	0.9

*  Euro currency countries comprise 33.4% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

36 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2022

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned –32.4% for the fiscal year ending September 30, compared to its benchmark, the MSCI World ex U.S. Small Cap Index (Net)15, which returned –30.8% for the same period. The Fund underperformed the benchmark for the quarter end, returning –11.2%, compared to the MSCI World ex U.S. Small Cap Index (Net)15 return of –9.5% for the period. Since the Fund's inception on November 1, 1995, it has returned an average of 7% per year. For additional color on our views of the market environment during the most recent quarter end, please see our Market Commentary.

Incitec Pivot (Australia), a large manufacturer of mining explosives and fertilizers, was a top contributor to the Fund's performance for the one-year period. The company has been a beneficiary from commodity price increases, notably for its fertilizer business (di-ammonium phosphate and urea) as well as the ammonia produced at a large-scale plant in Waggaman, Louisiana. This, combined with strong underlying demand for explosives for the mining industry, has led to a significant increase in profitability. This increase was evident in the first-half results the company released in May, which indicated that EBIT17 had increased by 478% year-over-year, albeit against an easy comparison. In addition, the company announced that it intended to split the company into two: Dyno Nobel and Incitec Pivot Fertilizers. The rationale being that the companies have limited synergy, different end markets, different capital needs and should trade at different valuations. The separation makes sense, in our view, and is something we have eyed as possible for some time. While Incitec is well-placed to benefit from the current market environment and we believe that management is pursuing the right strategy, we trimmed and then exited our position and redeployed the proceeds into other investments as the company approached our view of its intrinsic value.

Software AG (Germany), a software and services technology company, was a top detractor to the Fund for both the quarter and one-year period. The company's second-quarter results indicated that bookings for the company's growth business, Digital Business Platform, grew more slowly than had been anticipated as enterprise software decision timelines elongated. As a result, management downgraded bookings growth in this segment from 15%-25% to 12%-18%. We spoke with CFO Matthias Heiden after the release and while market factors moved against them, he also made it clear that sales execution could have been better. A number of internal changes, including the creation of a COO role as well as hiring a new chief revenue officer, Joshua Husk, should help to improve here. Encouragingly, management does not see any signs of slippage in the renewal pipeline nor the increase in gross churn. Despite the bookings guidance reduction, revenue and margin guidance for 2022 was maintained and the company also reiterated its

2023 medium-term guidance. We think that Software AG continues to possess strong products that it should be able to increasingly monetize in the coming years. Given this, along with a very appealing valuation, we believe Software AG remains an attractive investment. We added to our position during the quarter.

Vitesco Technologies (Germany), a leading supplier of components for electromobility in the auto industry, was the top contributor to the Fund for the quarter. Vitesco reported results that had exceeded market expectations and maintained guidance for the fiscal year despite increasing inflation, a weaker economic environment and continued supply chain issues. The company is successfully raising prices with OEM customers to offset inflation and now expects to achieve a nearly 100% recovery in the second half. As a result, the profitability of the company's core portfolio has been relatively resilient. Order intake for Vitesco's burgeoning electrification products remains robust at EUR 2.3 billion in the second quarter and EUR 5.7 billion year-to-date. The company has also indicated that the order books are already sufficient to deliver the 2025 target of EUR 2 billion of revenue for the electrification technology segment. We are encouraged by the company's momentum in electrification as well as the resilience of its more mature products. We believe Vitesco remains an attractive investment.

During the quarter, we sold our positions in Healius (Australia), NOS SGPS (Portugal) and Incitec Pivot (Australia) in favor of names that, in our opinion, offer more potential upside. We initiated a position in GN Store Nord (Denmark) during the quarter. GN Store Nord operates out of two segments, hearing and audio. Hearing is the traditional core of the business and it sells hearing aids from the Resound & Beltone brands, while the audio segment includes Jabra and BlueParrot. We like that hearing aids are a market with steady growth of around 5% that has proven resilient in economic downturns. The company is coming off a product downcycle that resulted in loss of market share. However, we believe new launches in the back half of 2022 will help it regain its competitive position. Jabra captures about 55% of the enterprise headsets market, which is growing at double digits as digital communication and collaboration tools proliferate. Component shortages pressured topline results in the second half of 2021 and the beginning of 2022. As these issues resolve, though, growth should return to trend, in our estimation.

Geographically, we ended the quarter and fiscal year with approximately 77% of our holdings in Europe and the U.K., 12% in Asia, 4% in Australasia, and 1% in Africa/Middle East (Israel). The remaining positions are in the Americas with 5% in Latin America (Mexico) and 2% in North America (Canada).

Thank you for your continued confidence in our investment process.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 37

Oakmark International Small Cap Fund  September 30, 2022

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.6%
INDUSTRIALS - 30.9%
CAPITAL GOODS - 17.5%
Konecranes OYJ (Finland)	2,132	$42,364
Travis Perkins PLC (United Kingdom)	3,738	32,087
Duerr AG (Germany)	1,534	31,906
Fluidra SA (Spain)	1,715	25,712
Metso Outotec Oyj (Finland)	3,188	21,142
Sulzer AG (Switzerland)	313	17,987
Babcock International Group PLC (United Kingdom) (a)	5,276	16,291
Howden Joinery Group PLC (United Kingdom)	2,523	14,092
dormakaba Holding AG (Switzerland)	9	2,969
		204,550
COMMERCIAL & PROFESSIONAL SERVICES - 13.4%
Loomis AB (Sweden)	1,191	29,354
Applus Services SA (Spain)	5,128	28,824
ISS A/S (Denmark) (a)	1,597	24,614
Hays PLC (United Kingdom)	18,751	21,133
Randstad N.V. (Netherlands)	379	16,362
Pagegroup PLC (United Kingdom)	3,314	13,618
Mitie Group PLC (United Kingdom)	16,614	11,522
SThree PLC (United Kingdom)	2,809	10,753
		156,180
		360,730
FINANCIALS - 18.5%
DIVERSIFIED FINANCIALS - 12.3%
Julius Baer Group, Ltd. (Switzerland)	876	38,223
Azimut Holding SpA (Italy)	2,358	33,629
St James's Place PLC (United Kingdom)	2,388	27,200
EFG International AG (Switzerland)	2,756	21,696
Abrdn PLC (United Kingdom)	8,579	13,124
Element Fleet Management Corp. (Canada)	815	9,612
		143,484
BANKS - 4.0%
BNK Financial Group, Inc. (South Korea)	6,132	25,603
DGB Financial Group, Inc. (South Korea)	4,520	21,915
		47,518
INSURANCE - 2.2%
Talanx AG (Germany)	724	25,644
		216,646
INFORMATION TECHNOLOGY - 11.8%
SOFTWARE & SERVICES - 10.2%
Software AG (Germany)	1,617	36,874
Atea ASA (Norway)	3,176	28,217
BIPROGY, Inc. (Japan)	936	20,277
TeamViewer AG (Germany) (a)	2,242	17,299
Nexi SpA (Italy) (a)	2,106	17,013
		119,680
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 1.6%
Softwareone Holding AG (Switzerland)	1,687	$18,327
		138,007
CONSUMER DISCRETIONARY - 10.4%
AUTOMOBILES & COMPONENTS - 6.9%
Vitesco Technologies Group AG (Germany) (a)	437	21,244
Autoliv, Inc. (Sweden)	317	21,142
Pirelli & C SpA (Italy)	6,089	19,831
Dometic Group AB (Sweden)	3,652	18,726
		80,943
CONSUMER SERVICES - 2.5%
Wynn Macau, Ltd. (China) (a)	45,781	29,181
CONSUMER DURABLES & APPAREL - 0.7%
Gildan Activewear, Inc. (Canada)	304	8,591
RETAILING - 0.3%
Wickes Group PLC (United Kingdom)	2,241	2,983
		121,698
COMMUNICATION SERVICES - 7.6%
MEDIA & ENTERTAINMENT - 6.5%
Megacable Holdings SAB de CV (Mexico)	12,372	24,928
oOh!media, Ltd. (Australia)	25,117	19,627
Schibsted ASA, Class B (Norway)	1,000	12,486
Hakuhodo DY Holdings, Inc. (Japan)	1,371	9,656
Viaplay Group AB (Sweden) (a)	441	8,571
		75,268
TELECOMMUNICATION SERVICES - 1.1%
Sarana Menara Nusantara Tbk PT (Indonesia)	160,072	12,941
		88,209
HEALTH CARE - 6.6%
HEALTH CARE EQUIPMENT & SERVICES - 5.9%
Ansell, Ltd. (Australia)	1,653	26,597
ConvaTec Group PLC (United Kingdom)	8,689	19,746
Elekta AB, Class B (Sweden)	2,974	15,105
GN Store Nord A/S (Denmark)	434	7,607
		69,055
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.7%
Grifols SA ADR (Spain) (a) (b)	1,297	7,989
		77,044
CONSUMER STAPLES - 6.3%
FOOD, BEVERAGE & TOBACCO - 2.7%
JDE Peet's N.V. (Netherlands)	722	21,113
Strauss Group, Ltd. (Israel)	438	10,370
		31,483
HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	20,010	26,737

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.6% (continued)
CONSUMER STAPLES - 6.3% (continued)
FOOD & STAPLES RETAILING - 1.3%
Sugi Holdings Co., Ltd. (Japan)	373	$14,959
		73,179
MATERIALS - 3.1%
DS Smith PLC (United Kingdom)	9,475	26,797
Titan Cement International SA (Belgium)	833	8,856
		35,653
REAL ESTATE - 1.4%
LSL Property Services PLC (United Kingdom)	4,079	11,934
IWG PLC (Switzerland) (a)	3,436	4,814
		16,748
TOTAL COMMON STOCKS - 96.6% (COST $1,506,214)		1,127,914
	Par Value	Value
SHORT-TERM INVESTMENT - 2.8%
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp. Repurchase Agreement, 2.95% dated 09/30/22 due 10/03/22, repurchase price $32,419, collateralized by a United States Treasury Note, 0.500% due 08/31/27, value plus accrued interest of $33,059 (Cost: $32,411)	$32,411	32,411
TOTAL SHORT-TERM INVESTMENTS - 2.8% (COST $32,411)		32,411
TOTAL INVESTMENTS - 99.4% (COST $1,538,625)		1,160,325
Foreign Currencies (Cost $1,423) - 0.1%		1,410
Other Assets In Excess of Liabilities - 0.5%		6,004
TOTAL NET ASSETS - 100.0%		$1,167,739

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

Oakmark.com 39

Oakmark Equity and Income Fund  September 30, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2022)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	-4.03%	-15.84%	4.34%	4.11%	6.72%	9.12%	11/01/95
Lipper Balanced Fund Index	-5.02%	-15.90%	2.83%	4.06%	6.12%	6.40%
S&P 500 Index	-4.88%	-15.47%	8.16%	9.24%	11.70%	9.00%
Bloomberg U.S. Govt./Credit Index	-4.56%	-14.95%	-3.15%	-0.05%	1.02%	4.27%
Oakmark Equity and Income Fund (Advisor Class)	-4.00%	-15.66%	4.54%	4.28%	N/A	5.64%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	-4.00%	-15.66%	4.57%	4.33%	N/A	5.68%	11/30/16
Oakmark Equity and Income Fund (R6 Class)	-3.99%	-15.63%	N/A	N/A	N/A	0.24%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	4.2
Reinsurance Group of America, Inc.	2.6
Glencore PLC	2.5
Carlisle Cos., Inc.	2.5
TE Connectivity, Ltd.	2.3
Bank of America Corp.	2.3
HCA Healthcare, Inc.	2.2
General Motors Co.	2.2
Ally Financial, Inc.	2.2
PDC Energy, Inc.	1.9
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	48
Net Assets	$5.9 billion
Weighted Average Market Cap	$164 billion
Median Market Cap	$32.5 billion
Expense Ratio - Investor Class*^	0.84%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2022, as amended August 1, 2022 and October 1, 2022. The Gross and Net Expense Ratios for the year ended September 30, 2022 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	14.2
Consumer Discretionary	9.0
Communication Services	7.7
Information Technology	5.9
Industrials	5.7
Energy	4.8
Materials	3.5
Health Care	3.3
Consumer Staple	2.4
Real Estate	1.0
Total Equity Investments	57.5
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	21.8
Government and Agency Securities	12.0
Collateralized Mortgage Obligations	3.1
Asset Backed Securities	1.4
Bank Loans	1.2
Convertible Bond	0.2
Total Fixed Income Investments	39.7
Short-Term Investments and Other	2.7

See accompanying Disclosures and Endnotes on page 100.

40 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2022

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakbx@oakmark.com

Alexander E. Fitch, CFA

Portfolio Manager

oakbx@oakmark.com

The Bear Market Continues

After a promising start, the recently ended quarter reverted to a continuation of the downward trend in security prices. When the June quarter ended, many market pundits optimistically noted that in each previous year when stocks had declined 20% or more by June 30, the next six months had seen positive returns, and a strong rally in July gave hope to the optimists. But the combination of rising interest rates and signs of economic slowing took the steam out of the stock market rally. The Federal Reserve continued its 2022 pattern of aggressive interest rate increases in the quarter and projected more rate hikes to come. Sadly, the Ukraine war carried on and the Covid-19 pandemic continued to impact lives. On the positive side of the ledger, unemployment in the U.S. remains very low; commodity prices, such as lumber, cotton and especially oil, have declined to more manageable levels; and corporate balance sheets appear well-prepared for a difficult economy.

We were recently asked whether this market environment resembled others in our experience. A well-known market truism is that the five most dangerous words for investors are, "This time things are different." Nevertheless, the unprecedented money market characteristics of this cycle suggest that we accept this danger and say, "Yes, things are different this time." Monetary authorities have suppressed interest rates previously, but never to the degree and duration experienced in recent years. So, when the Federal Reserve switched from supporting growth to fighting inflation in early 2022, the bond market was already recording one of its worst years. The benchmark 10-year U.S. Treasury note began the year yielding only 1.46%, and that yield has now risen to 3.84% as we write this. The price of this bond has declined more than 18% over nine months. No doubt bond investors now look skeptically whenever they see an article mention "ultra-safe Treasurys." Nevertheless, this decline in bond prices has worked to make the asset class far more attractive. During the long-extended low interest rate period, TINA ("there is no alternative [to stocks]") became an investor mantra. Now fixed income presents a viable opportunity and should again work to dampen portfolio volatility in balanced portfolios, such as the Equity and Income Fund.

So, if things are different this time, does this mean that we will invest differently, too? The answer to this question is a definitive "no." Market conditions change, sometimes radically, but human nature is a constant. And as value investors, we depend on that constancy. We believe in every market environment, some securities are priced incorrectly, and it is our job to identify those mispricings. The decline in securities prices has been painful, but it is creating new opportunities that will be the basis of future positive outcomes. We do not know when the market environment will become more rewarding, but we know that over time price and value come together often enough to generate successful investing outcomes.

Quarter and Fiscal Year Review

The Equity and Income Fund lost 4.0% in the quarter, which compares to 5.0% for the Lipper Balanced Fund Index18, the Fund's performance benchmark. For the nine months of the calendar year ending September 30, the Fund fell 18.8%, compared to 19.5% for the Lipper. For the 12 months ended September 30 (the Fund's fiscal year), the Equity and Income loss was 15.8%, which compares to 15.9% for the Lipper Balanced Fund Index. The annualized compound rate of return20 since inception in 1995 is 9.1%, while the corresponding return to the Lipper Index is 6.4%.

Despite the downward pull of the market, a handful of holdings contributed positively to return in the quarter. Carlisle, Reinsurance Group of America, HCA Healthcare, ConocoPhillips and Charles Schwab led the contributors, while Charter Communications, Alphabet, Ally Financial, Comcast and Arconic detracted most. Arconic is one of our few holdings with meaningful Russia exposure, and the company also experienced startup problems at a plant upgrade project. In the summer stock market swoon, small company shares have been particularly weak, and the price of Fund holdings, such as Arconic, LivaNova and Sealed Air, were pressured downward.

Contributors for the calendar year to date included Reinsurance Group of America, Carlisle, PDC Energy, Diamondback Energy (sold) and General Dynamics (sold). The leading nine-month detractors were Alphabet, General Motors, Charter Communications, Ally Financial and TE Connectivity. Finally, for the Fund's fiscal year, Carlisle once again led the contributors' list, followed by CVS Health (sold), Reinsurance Group of America, PDC Energy and Diamondback Energy. The largest detractors were Charter Communications, Ally Financial, Alphabet, General Motors and Citigroup (sold).

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 41

Oakmark Equity and Income Fund  September 30, 2022

Portfolio Manager Commentary (continued)

Transaction Activity

Befitting a period of market turbulence, we were active in the quarter, initiating seven new equity holdings while eliminating three. We were also active in the fixed income allocation where we increased portfolio duration to 4.5 years. We changed the asset allocation only slightly in the period. The seven purchases were Capital One Financial, EOG Resources, Intercontinental Exchange, Oracle, Warner Bros. Discovery, Willis Towers Watson, and Workday.

Following a 35% decline in its stock price this year, Capital One now trades for 5.2x consensus next-12-months earnings per share or 1.07x tangible book value. We believe this is an unreasonably low valuation for what we see as an above-average financial institution. Capital One has strong brand power, industry-leading technology, a proven management team and a culture of disciplined underwriting. We believe these factors will enable the company to continue to gain market share and earn attractive returns on equity through economic cycles. We recognize that consumer credit has been abnormally strong for the past several quarters, and we fully expect loan losses to normalize to a higher level over time. However, in our view, the market is pricing in an overabundance of fear and conservatism, creating an attractive risk/reward opportunity. With capital ratios well above regulatory requirements, Capital One has the financial fortitude to weather even a severely adverse economic environment, and our assessment of the business's normalized earnings power leads us to an estimate of intrinsic value that far exceeds the current share price.

Returning to the portfolio after a two-year absence, EOG Resources is the largest independent onshore oil producer in the U.S. The company has an excellent track record of producing resources at low cost and organically discovering new resources. Its historical success stems from a decentralized culture that emphasizes returns and applies technology to reduce finding and development costs. Management is thoughtful about allocating capital to the highest return projects, and we like its focus on returns. EOG has a 20-year inventory of oil and gas wells that earn an economic return at $40 oil, and management continues to grow inventory via exploration. We believe EOG is undervalued using recent oil prices and even at a lower normalized oil price. Management's commitment to returning at least 60% of free cash flow to shareholders, primarily as special dividends, should allow fund holders to benefit from current oil prices.

Intercontinental Exchange is one of the largest and, in our view, most successful financial exchange operators in the world. The company was created through a series of shrewd acquisitions executed by founder and CEO Jeff Sprecher. Sprecher is one of the more capable CEOs we've evaluated, having demonstrated a long history of astute capital allocation and a willingness to act and adapt rapidly to new opportunities and competitive threats. Today, Intercontinental Exchange competes in three primary business segments: exchanges, fixed income/data services, and mortgage technology. We believe each of these businesses exhibits attractive economic characteristics and that each should grow earnings well in excess of GDP over the long term. Despite this favorable long-term outlook, the company currently trades at a P/E ratio that is roughly in line with the S&P 5001. We believe a business with Intercontinental

Exchange's strong competitive position, accomplished management team and attractive growth outlook deserves to trade well above a market multiple. We like buying great businesses at average prices and think Intercontinental Exchange represents a compelling opportunity to do just that.

The sell-off in the enterprise software sector, combined with the complexity related to the acquisition of Cerner, provided an opportunity for us to re-establish a position in Oracle. Oracle is one of the world's largest and most profitable software companies—generating more than $42 billion in revenue and 40% operating margins. We have always admired the stability of Oracle's business and the strength of its customer relationships. Now, the company's organic growth is beginning to accelerate. Specifically, total revenue grew 7% in fiscal year 2022, and management projects that organic constant currency revenue growth will hit double digits in fiscal 2023. In addition, management believes that Cerner's growth and margins can be higher under Oracle's ownership than on a standalone basis. Finally, we commend Oracle's repurchase of roughly half its share base over the past decade, which has nearly doubled each remaining share's interest in the business. Trading for only 12x calendar 2023 earnings ex-cash, Oracle offers an attractive risk/reward opportunity, in our view.

Warner Bros. Discovery was created through the merger of Discovery, Inc. and WarnerMedia earlier this year. The combination created one of the largest media companies in the United States with a massive back catalog of valuable content from the Warner Bros. Studio, HBO, and the Discovery and Turner television networks. The company is on pace to earn around $1.50 per share this year despite directing much of its content catalog today toward its streaming services HBO Max and discovery+, which are collectively generating significant losses. We believe that this content catalog will be profitably monetized over time—whether through the company's own streaming services or through licensing content to other platforms. Either path will significantly bolster earnings from current levels. Meanwhile, the combination will also allow for significant cost reductions across the cable network and streaming businesses, thereby further boosting profits. Warner Bros. shares are currently trading at just a mid-single digit multiple of our estimate of underlying power after accounting for these factors. We believe that is far too cheap for this quality content business.

Willis Towers Watson (WTW) is a global leader in advisory and risk broking services. We invested in the company in the wake of its cancelled business combination agreement with Aon. Under the leadership of a new CEO and a reconstituted board of directors, WTW has an opportunity to create significant shareholder value. Specifically, management sees a path toward mid-single digit or greater organic revenue growth, several hundred basis points of operating margin improvement, and higher free cash flow conversion over the next few years. In addition, management is in the process of repurchasing several billion dollars of stock. Along with its new CEO and reconstituted board, the company also has a new COO, CFO and head of transformation to oversee its operational initiatives, including common global platforms, "right-shoring" of operations, real estate rationalization and technology modernization efforts. If successful in this turnaround, WTW should warrant a higher multiple closer to that of other leading advisory and broking firms on a higher earnings base.

See accompanying Disclosures and Endnotes on page 100.

42 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2022

Portfolio Manager Commentary (continued)

Workday is a global leader in cloud-based software for human resources (HR) and finance departments at large enterprises. Across the world, businesses are embracing cloud computing to reduce costs and improve performance. When large companies transition their HR and finance applications to the cloud, they overwhelmingly choose Workday. Indeed, Workday's HR software boasts greater than 70% market share of cloud deployments in the Fortune 500. As the global software market steadily transitions to the cloud, Workday has a clear path to significant revenue growth. But despite the company's many compelling advantages, the stock trades at a wide discount to its peer group on enterprise value/sales. We view today's discount as an opportunity to invest in one of the world's most innovative companies at a reasonable price.

Turning to the portfolio eliminations: two, Meta Platforms and Salesforce, were tax trades (i.e., trades undertaken to increase the Fund's tax efficiency). We hold both companies in high regard and can envision returning to owning either in the future. We sold Citigroup to fund the purchase of Capital One Financial, which we believe offers a more attractive valuation.

We thank our shareholders for entrusting their assets to the Fund, and we welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 43

Oakmark Equity and Income Fund  September 30, 2022

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 57.5%
FINANCIALS - 14.2%
DIVERSIFIED FINANCIALS - 7.4%
Ally Financial, Inc.	4,607	$128,202
The Charles Schwab Corp.	1,091	78,403
State Street Corp.	966	58,748
KKR & Co., Inc.	1,284	55,208
Intercontinental Exchange, Inc.	531	47,949
BlackRock, Inc.	74	40,555
Capital One Financial Corp.	328	30,250
		439,315
INSURANCE - 4.5%
Reinsurance Group of America, Inc.	1,233	155,187
Willis Towers Watson PLC	298	59,920
American International Group, Inc.	1,160	55,058
		270,165
BANKS - 2.3%
Bank of America Corp.	4,473	135,073
		844,553
CONSUMER DISCRETIONARY - 9.0%
AUTOMOBILES & COMPONENTS - 5.8%
General Motors Co.	4,052	130,022
BorgWarner, Inc.	3,140	98,608
Lear Corp.	489	58,544
Thor Industries, Inc.	808	56,525
		343,699
RETAILING - 2.0%
Amazon.com, Inc. (a)	802	90,626
Lithia Motors, Inc.	130	27,806
		118,432
CONSUMER DURABLES & APPAREL - 0.9%
Carter's, Inc.	846	55,458
CONSUMER SERVICES - 0.3%
Booking Holdings, Inc. (a)	11	18,634
		536,223
COMMUNICATION SERVICES - 7.7%
MEDIA & ENTERTAINMENT - 7.7%
Alphabet, Inc., Class A (a)	2,598	248,499
Charter Communications, Inc., Class A (a)	274	83,057
Comcast Corp., Class A	1,760	51,624
Warner Bros Discovery, Inc. (a)	3,861	44,396
Warner Music Group Corp., Class A	1,231	28,579
		456,155
	Shares	Value
INFORMATION TECHNOLOGY - 5.9%
SOFTWARE & SERVICES - 3.6%
Fiserv, Inc. (a)	776	$72,629
Global Payments, Inc.	671	72,512
Workday, Inc., Class A (a)	243	36,959
Oracle Corp.	530	32,386
		214,486
TECHNOLOGY HARDWARE & EQUIPMENT - 2.3%
TE Connectivity, Ltd.	1,244	137,274
		351,760
INDUSTRIALS - 5.7%
CAPITAL GOODS - 5.0%
Carlisle Cos., Inc.	530	148,493
Parker-Hannifin Corp.	321	77,757
Howmet Aerospace, Inc.	1,316	40,697
Johnson Controls International PLC	542	26,671
		293,618
COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
KAR Auction Services, Inc. (a)	2,562	28,613
ABM Industries, Inc.	396	15,124
		43,737
		337,355
ENERGY - 4.8%
PDC Energy, Inc.	1,932	111,651
ChampionX Corp.	3,756	73,501
ConocoPhillips	480	49,123
Nov, Inc.	1,615	26,134
EOG Resources, Inc.	201	22,404
		282,813
MATERIALS - 3.5%
Glencore PLC	28,371	149,089
Sealed Air Corp.	678	30,178
Arconic Corp. (a)	1,545	26,323
		205,590
HEALTH CARE - 3.3%
HEALTH CARE EQUIPMENT & SERVICES - 3.3%
HCA Healthcare, Inc.	714	131,263
LivaNova PLC (a)	1,280	64,986
		196,249
CONSUMER STAPLES - 2.4%
FOOD, BEVERAGE & TOBACCO - 2.4%
Keurig Dr Pepper, Inc.	2,342	83,883
Philip Morris International, Inc.	715	59,336
		143,219
REAL ESTATE - 1.0%
The Howard Hughes Corp. (a)	1,028	56,955
TOTAL COMMON STOCKS - 57.5% (COST $2,641,357)		3,410,872

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.1%
COMMUNICATION SERVICES - 0.1%
Liberty Broadband Corp. (b), 7.00% ,	224	$5,580
TOTAL PREFERRED STOCKS - 0.1% (COST $6,229)		5,580
	Par Value	Value
FIXED INCOME - 39.7%
CORPORATE BONDS - 21.8%
FINANCIALS - 6.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, due 10/29/26	$19,000	16,029
3.40%, due 10/29/33	15,500	11,246
Ally Financial, Inc. 4.70% (5 year Treasury Constant Maturity Rate + 3.868%) (b) (c)	23,750	18,513
4.75%, due 06/09/27	10,000	9,226
3.875%, due 05/21/24	7,950	7,767
2.20%, due 11/02/28	8,750	6,760
4.70% (7 year Treasury Constant Maturity Rate + 3.481%) (b) (c)	2,000	1,425
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (d)	20,373	15,341
Bank of America Corp. 2.551% (SOFR + 1.050%), due 02/04/28 (c)	13,575	11,811
Bank of America Corp. 4.45%, due 03/03/26	5,000	4,818
Blackstone Mortgage Trust, Inc. REIT, 144A 3.75%, due 01/15/27 (d)	27,500	22,542
Citigroup, Inc. 3.40%, due 05/01/26	15,000	13,989
3.352% (3 mo. USD LIBOR + 0.897%), due 04/24/25 (c)	6,360	6,133
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	5,819
Equitable Financial Life Global Funding, 144A 1.70%, due 11/12/26 (d)	15,000	13,045
First Citizens BancShares, Inc. 3.375% (3 mo. Trem SOFR + 2.465%), due 03/15/30 (c)	15,000	14,075
Goldman Sachs Group, Inc. 3.615% (SOFR + 1.846%), due 03/15/28 (c)	14,200	12,923
JPMorgan Chase & Co. 1.47% (SOFR + 0.765%), due 09/22/27 (c)	31,000	26,214
4.013% (3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	19,910
KKR Group Finance Co. XII LLC, 144A 4.85%, due 05/17/32 (d)	9,000	8,281
LPL Holdings, Inc., 144A 4.00%, due 03/15/29 (d)	2,455	2,106
Pershing Square Holdings, Ltd, 144A 3.25%, due 11/15/30 (d)	14,000	10,807
	Par Value	Value
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	$6,900	$5,746
3.95%, due 09/15/26	4,905	4,699
RGA Global Funding, 144A 2.00%, due 11/30/26 (d)	3,995	3,488
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 144A 4.00%, due 10/15/33 (d)	4,875	3,352
Stifel Financial Corp. 4.00%, due 05/15/30	12,242	10,540
SVB Financial Group 4.25% (5 year Treasury Constant Maturity Rate + 3.074%) (b) (c)	23,900	17,593
2.10%, due 05/15/28	21,500	17,419
4.00% (5 year Treasury Constant Maturity Rate + 3.202%) (b) (c)	5,000	3,796
1.80%, due 10/28/26	4,370	3,755
The Goldman Sachs Group, Inc. 1.948% (SOFR + 0.913%), due 10/21/27 (c)	13,500	11,545
3.20%, due 02/23/23	7,000	6,965
Wells Fargo & Co. 2.393% (SOFR + 2.100%), due 06/02/28 (c)	11,000	9,434
4.036% (3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,602
		365,714
INDUSTRIALS - 4.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons LLC, 144A 3.50%, due 02/15/23 (d)	12,470	12,330
AutoNation, Inc. 3.85%, due 03/01/32	9,250	7,309
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	4,900	4,697
BAT Capital Corp. 3.557%, due 08/15/27	6,965	6,116
2.259%, due 03/25/28	2,975	2,366
BAT International Finance PLC 1.668%, due 03/25/26	4,460	3,855
Carlisle Cos., Inc. 2.20%, due 03/01/32	21,055	15,668
Carrier Global Corp. 2.242%, due 02/15/25	691	646
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (d)	18,081	16,840
Fedex Corp. Pass Through Trust 1.875%, due 08/20/35	9,205	7,568
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	12,914
4.00%, due 09/21/23	9,945	9,804
GXO Logistics, Inc. 1.65%, due 07/15/26	6,750	5,515
Hilton Domestic Operating Co., Inc., 144A 4.00%, due 05/01/31 (d)	19,250	15,560
3.625%, due 02/15/32 (d)	18,500	14,169
3.75%, due 05/01/29 (d)	9,000	7,432
Howmet Aerospace, Inc. 3.00%, due 01/15/29	25,500	20,833

See accompanying Notes to Financial Statements.

Oakmark.com 45

Oakmark Equity and Income Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 39.7% (continued)
CORPORATE BONDS - 21.8% (continued)
JBS USA LUX SA/JBS USA Food Co./ JBS USA Finance, Inc., 144A 5.75%, due 04/01/33 (d)	$5,000	$4,516
Lennox International, Inc. 1.35%, due 08/01/25	2,000	1,785
MIWD Holdco II LLC / MIWD Finance Corp., 144A 5.50%, due 02/01/30 (d)	8,000	5,925
Southwest Airlines Co. 2.625%, due 02/10/30	1,444	1,158
The Boeing Co. 2.70%, due 02/01/27	27,247	23,632
3.625%, due 02/01/31	12,675	10,521
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (d)	21,430	21,396
7.50%, due 05/15/25 (d)	7,940	7,920
7.50%, due 09/15/27 (d)	4,470	4,381
4.50%, due 08/15/29 (d)	4,710	3,959
US Foods, Inc., 144A 4.75%, due 02/15/29 (d)	5,430	4,648
Viterra Finance BV, 144A 5.25%, due 04/21/32 (d)	19,750	16,992
2.00%, due 04/21/26 (d)	11,400	9,684
		280,139
CONSUMER DISCRETIONARY - 3.8%
Aramark Services, Inc., 144A 6.375%, due 05/01/25 (d)	9,900	9,702
AutoNation, Inc. 1.95%, due 08/01/28	4,940	3,885
Booking Holdings, Inc. 3.55%, due 03/15/28	9,950	9,078
4.625%, due 04/13/30	4,950	4,652
Brunswick Corp. 2.40%, due 08/18/31	35,813	24,886
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 4.75%, due 03/01/30 (d)	2,980	2,418
5.125%, due 05/01/27 (d)	250	226
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, due 03/15/28	9,950	8,933
Daimler Trucks Finance North America LLC, 144A 2.50%, due 12/14/31 (d)	3,750	2,840
Dick's Sporting Goods, Inc. 3.15%, due 01/15/32	20,000	15,234
Expedia Group, Inc. 4.625%, due 08/01/27	18,526	17,398
3.25%, due 02/15/30	5,860	4,752
5.00%, due 02/15/26	4,334	4,262
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	6,213	6,197
6.25%, due 01/15/27 (d)	200	194
Kontoor Brands, Inc. 144A 4.125%, due 11/15/29 (d)	3,300	2,629
	Par Value	Value
Lear Corp. 2.60%, due 01/15/32	$11,880	$8,788
3.50%, due 05/30/30	6,950	5,702
Lithia Motors, Inc., 144A 3.875%, due 06/01/29 (d)	8,540	6,853
4.625%, due 12/15/27 (d)	2,980	2,588
M/I Homes, Inc. 3.95%, due 02/15/30	7,100	5,187
Marriott International, Inc. 2.75%, due 10/15/33	13,750	9,981
4.625%, due 06/15/30	9,400	8,495
3.60%, due 04/15/24	3,975	3,881
MGM Resorts International 4.75%, due 10/15/28	13,875	11,611
6.75%, due 05/01/25	9,850	9,703
Newell Brands, Inc. 6.625%, due 09/15/29	7,400	7,235
Tapestry, Inc. 3.05%, due 03/15/32	6,375	4,756
Thor Industries, Inc., 144A 4.00%, due 10/15/29 (d)	19,500	14,655
Under Armour, Inc. 3.25%, due 06/15/26	8,985	7,772
		224,493
COMMUNICATION SERVICES - 1.6%
Charter Communications Operating LLC / Charter Communications Operating Capital 2.30%, due 02/01/32	6,665	4,759
4.908%, due 07/23/25	2,985	2,911
Meta Platforms, Inc., 144A 3.85%, due 08/15/32 (d)	10,000	8,791
Netflix, Inc. 4.875%, due 04/15/28	33,740	31,578
5.875%, due 02/15/25	11,940	11,930
5.875%, due 11/15/28	6,965	6,796
Netflix, Inc., 144A 5.375%, due 11/15/29 (d)	4,970	4,672
T-Mobile USA, Inc. 3.75%, due 04/15/27	19,855	18,323
Twitter, Inc., 144A 5.00%, due 03/01/30 (d)	750	719
Warnermedia Holdings, Inc., 144A 4.054%, due 03/15/29 (d)	3,750	3,239
		93,718
ENERGY - 1.6%
Boardwalk Pipelines LP 3.60%, due 09/01/32	3,798	3,003
Chesapeake Energy Corp., 144A 5.875%, due 02/01/29 (d)	14,525	13,470
Florida Gas Transmission Co. LLC, 144A 2.30%, due 10/01/31 (d)	14,750	11,124
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (d)	20,000	16,150
NOV, Inc. 3.60%, due 12/01/29	14,835	12,541
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (d)	20,576	18,704

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 39.7% (continued)
CORPORATE BONDS - 21.8% (continued)
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (d)	$9,830	$9,476
Vine Energy Holdings LLC, 144A 6.75%, due 04/15/29 (d)	8,000	7,669
		92,137
REAL ESTATE - 1.1%
CBRE Services, Inc. 2.50%, due 04/01/31	10,750	8,180
GLP Capital, LP / GLP Financing II, Inc. REIT 5.375%, due 11/01/23	12,000	11,793
4.00%, due 01/15/31	9,425	7,704
5.25%, due 06/01/25	4,975	4,809
5.75%, due 06/01/28	4,975	4,659
5.375%, due 04/15/26	3,925	3,754
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	3,098	3,083
5.25%, due 01/15/26	1,992	1,928
RHP Hotel Properties, LP / RHP Finance Corp. REIT, 144A 4.50%, due 02/15/29 (d)	10,875	9,023
The Howard Hughes Corp., 144A 4.375%, due 02/01/31 (d)	8,750	6,285
5.375%, due 08/01/28 (d)	3,400	2,822
		64,040
HEALTH CARE - 0.9%
Bio-Rad Laboratories, Inc. 3.70%, due 03/15/32	11,000	9,272
Embecta Corp., 144A 5.00%, due 02/15/30 (d)	6,602	5,667
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	20,959	15,863
Universal Health Services, Inc., 144A 1.65%, due 09/01/26 (d)	7,750	6,494
Zimmer Biomet Holdings, Inc. 2.60%, due 11/24/31	21,850	17,017
		54,313
MATERIALS - 0.8%
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (d)	18,750	15,400
3.875%, due 03/16/29 (d)	1,000	859
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (d)	9,950	9,931
2.625%, due 09/23/31 (d)	10,000	7,495
3.875%, due 10/27/27 (d)	4,950	4,502
Novelis Corp., 144A 3.875%, due 08/15/31 (d)	9,681	7,221
3.25%, due 11/15/26 (d)	2,445	2,041
		47,449
INFORMATION TECHNOLOGY - 0.5%
Apple, Inc. 2.65%, due 02/08/51	6,000	3,939
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.50%, due 01/15/28	4,975	4,405
	Par Value	Value
Broadcom, Inc., 144A 3.469%, due 04/15/34 (d)	$9,955	$7,469
Dell International LLC / EMC Corp. 5.45%, due 06/15/23	3,927	3,937
Micron Technology, Inc. 2.703%, due 04/15/32	3,500	2,547
NortonLifeLock, Inc.,144A 5.00%, due 04/15/25 (d)	1,000	953
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.50%, due 05/11/31	3,750	2,818
Tyco Electronics Group SA 3.70%, due 02/15/26	6,840	6,582
		32,650
CONSUMER STAPLES - 0.4%
Altria Group, Inc. 2.45%, due 02/04/32	30,400	21,454
Imperial Brands Finance PLC, 144A 6.125%, due 07/27/27 (d)	4,000	3,941
Smithfield Foods, Inc., 144A 4.25%, due 02/01/27 (d)	995	922
		26,317
UTILITIES - 0.2%
The Southern Co. 3.75% (5 year Treasury Constant Maturity Rate + 2.915%), due 09/15/51 (c)	13,750	11,150
Total Corporate Bonds (Cost $1,500,584)		1,292,120
GOVERNMENT AND AGENCY SECURITIES - 12.0%
U.S. GOVERNMENT NOTES - 12.0%
United States Treasury Notes 3.125%, due 08/15/25	300,000	290,789
2.00%, due 04/30/24	100,000	96,457
2.875%, due 05/15/32	100,000	92,453
2.00%, due 11/30/22	74,625	74,482
2.75%, due 08/15/42	90,000	73,111
2.125%, due 12/31/22	49,745	49,576
3.00%, due 08/15/52	45,000	38,834
		715,702
Total Government and Agency Securities (Cost $744,650)		715,702
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-147-Class A2 3.00%, due 06/25/32 (c)	40,000	35,216
Benchmark Mortgage Trust, Series 2022-B35-Class A5 4.594%, due 05/15/55 (c)	25,000	23,634
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA5-Class M1A, 144A 5.231% (SOFR30A + 2.950%), due 06/25/42 (c) (d)	18,709	18,720

See accompanying Notes to Financial Statements.

Oakmark.com 47

Oakmark Equity and Income Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 39.7% (continued)
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-148-Class A2 3.50%, due 07/25/32 (c)	$20,000	$18,291
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA6- Class M1A, 144A 4.435% (SOFR30A + 2.150%), due 09/25/42 (c) (d)	16,000	15,905
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-1522-Class A2 2.361%, due 10/25/36	14,500	10,971
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA1-Class M1A, 144A 3.281% (SOFR30A + 1.000%), due 01/25/42 (c) (d)	9,336	9,069
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-145-Class A2 2.58%, due 06/25/55	10,000	8,445
JP Morgan Mortgage Trust, Series 2021-10-Class B1, 144A 2.811%, due 12/25/51 (c) (d)	10,360	7,667
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-143-Class A2 2.35%, due 04/25/55	9,000	7,500
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06-Class 1M1, 144A 5.031% (SOFR30A + 2.750%), due 05/25/42 (c) (d)	7,296	7,289
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3-Class M1A, 144A 4.281% (SOFR30A + 2.000%), due 04/25/42 (c) (d)	4,401	4,357
Bank, Series 2022-BNK40-Class A4 3.507%, due 03/15/64 (c)	4,400	3,822
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-1521-Class A2 2.184%, due 08/25/36	5,000	3,712
JP Morgan Mortgage Trust, Series 2022-6-Class B1, 144A 3.309%, due 11/25/52 (c) (d)	4,767	3,676
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-1517-Class A2 1.716%, due 07/25/35	4,000	2,877
Bank, Series 2022-BNK40-Class AS 3.507%, due 03/15/64 (c)	3,500	2,874
Total Collateralized Mortgage Obligations - 3.1% (Cost $194,767)		184,025
	Par Value	Value
ASSET BACKED SECURITIES - 1.4%
Santander Drive Auto Receivables Trust, Series 2022-3-Class C, 4.49%, due 08/15/29	$20,250	$19,582
BMW Vehicle Owner Trust, Series 2022-A-Class A3, 3.21%, due 08/25/26	9,000	8,758
Santander Drive Auto Receivables Trust, Series 2022-3-Class A3, 3.40%, due 12/15/26	8,500	8,346
LAD Auto Receivables Trust, Series 2022-1A-Class A, 144A, 5.21%, due 06/15/27 (d)	6,781	6,695
Ford Credit Auto Owner Trust, Series 2022-C-Class C, 5.22%, due 03/15/30	6,000	5,939
Santander Drive Auto Receivables Trust, Series 2022-5-Class C, 4.74%, due 10/16/28	5,750	5,598
GM Financial Consumer Automobile Receivables Trust, Series 2022-3-Class B, 4.42%, due 02/16/28	5,030	4,931
Carvana Auto Receivables Trust, Series 2021-N3-Class C, 1.02%, due 06/12/28	5,100	4,901
GM Financial Consumer Automobile Receivables Trust, Series 2022-3-Class C, 4.72%, due 03/16/28	5,000	4,866
CCG Receivables Trust, Series 2022-1-Class B, 144A, 4.42%, due 07/16/29 (d)	5,000	4,841
Santander Drive Auto Receivables Trust, Series 2022-5-Class A3, 4.11%, due 08/17/26	3,500	3,461
CCG Receivables Trust, Series 2022-1-Class C, 144A, 4.67%, due 07/16/29 (d)	3,000	2,898
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class C, 144A, 6.36%, due 06/20/40 (d)	1,775	1,722
Total Asset Backed Securities (Cost $84,487)		82,538
BANK LOANS - 1.2% (h)
HEALTH CARE - 0.4%
Medline Borrower, LP USD Term Loan B 6.365% (1 mo. USD LIBOR + 3.250%), due 10/23/28 (c)	22,521	20,670
ENERGY - 0.3%
Championx Corp. 2022 Term Loan B1 6.004% (1 mo. SOFR + 3.250%), due 06/07/29 (c)	16,500	16,433
INDUSTRIALS - 0.3%
Skymiles IP, Ltd. 2020 Term Loan B 6.46% (3 mo. USD LIBOR + 3.750%), due 10/20/27 (c)	14,000	14,011
Naked Juice LLC Term Loan 6.903% (3 mo. SOFR + 3.250%), due 01/24/29 (c)	998	912
		14,923

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 39.7% (continued)
BANK LOANS - 1.2% (continued) (h)
MATERIALS - 0.2%
Asplundh Tree Expert LLC 2021 Term Loan B 4.865% (1 mo. USD LIBOR + 1.750%), due 09/07/27 (c)	$13,759	$13,386
FINANCIALS - 0.0% (e)
Allspring Buyer LLC Term Loan B 6.688% (3 mo. USD LIBOR + 3.250%), due 11/01/28	2,648	2,566
CONSUMER DISCRETIONARY - 0.0% (e)
Rent A Center, Inc. 2021 First Lien Term Loan B 6.063% (3 mo. USD LIBOR + 3.250%), due 02/17/28 (c)	985	892
Total Bank Loans (Cost $71,382)		68,870
CONVERTIBLE BOND - 0.2%
Peloton Interactive, Inc., 0.00%, due 02/15/26 (f) (Cost $16,110)	19,265	12,909
Total Convertible Bond (Cost $16,110)		12,909
TOTAL FIXED INCOME - 39.7% (COST $2,611,980)		2,356,164
SHORT-TERM INVESTMENTS - 3.6%
REPURCHASE AGREEMENT - 3.6%
Fixed Income Clearing Corp. Repurchase Agreement, 2.95% dated 09/30/22 due 10/03/22, repurchase price $214,964, collateralized by United States Treasury Notes, 0.500% - 2.750% due 08/31/27 - 11/15/47, aggregate value plus accrued interest of $219,209 (Cost: $214,911)	214,911	214,911
TOTAL SHORT-TERM INVESTMENTS - 3.6% (COST $214,911)		214,911
TOTAL INVESTMENTS - 100.9% (COST $5,474,477)		5,987,527
Foreign Currencies (Cost $0) - 0.0% (e)		0	(g)
Liabilities In Excess of Other Assets - (0.9)%		(52,886)
NET ASSETS - 100.0%		$5,934,641

(a)  Non-income producing security

(b)  Security is perpetual and has no stated maturity date.

(c)  Floating Rate Note. Rate shown is as of September 30, 2022.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Amount rounds to less than 0.1%.

(f)  Zero Coupon Bond.

(g)  Amount rounds to less than $1,000.

(h)  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

Abbreviations:

  REIT: Real Estate Investment Trust

  SOFR: Secured Overnight Financing Rate

  LIBOR: London Inter-Bank Offered Rate

See accompanying Notes to Financial Statements.

Oakmark.com 49

Oakmark Bond Fund  September 30, 2022

Summary Information

VALUE OF A $1,000,000 INVESTMENT

Since 06/10/20 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2022)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Bond Fund (Institutional Class)	-2.77%	-13.10%	N/A	N/A	N/A	-3.49%	06/10/20
Bloomberg U.S. Aggregate Bond Index[21]	-4.75%	-14.60%	N/A	N/A	N/A	-6.56%
Lipper Core Plus Bond Fund Index[22]	-4.37%	-15.37%	N/A	N/A	N/A	-5.73%
Oakmark Bond Fund (Advisor Class)	-2.77%	-13.11%	N/A	N/A	N/A	-3.53%	06/10/20
Oakmark Bond Fund (R6 Class)	-2.75%	-13.03%	N/A	N/A	N/A	-6.61%	12/15/20
Oakmark Bond Fund (Investor Class)	-2.79%	N/A	N/A	N/A	N/A	-11.43%	01/28/22

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN FIXED INCOME HOLDINGS[6]	% of Net Assets
US Treasury Note 0.875 09/30/2026	5.2
FHMS K157 A2 3.99 05/25/2033	3.8
SDART 2022-5 A3 4.11 08/17/2026	3.5
COPAR 2022-1 A4 3.32 09/15/2027	2.8
US Treasury Note 3 08/15/2052	2.6
US Treasury Note 3.125 08/31/2027	2.3
US Treasury Note 3.125 08/31/2029	2.3
US Treasury Note 1.25 06/30/2028	2.0
FORDL 2022-A A3 3.23 05/15/2025	1.7
BMWOT 2022-A A4 3.44 12/26/2028	1.7
FUND STATISTICS
Ticker*	OANCX
Number of Fixed Income Holdings	109
Net Assets	$86.8 million
Weighted Average Maturity	10.51
Effective Duration	5.22
30-Day SEC Yield-Unsubsidized*@	4.09%
30-Day SEC Yield-Subsidized*@	4.96%
Gross Expense Ratio - Institutional Class*^	0.89%
Net Expense Ratio - Institutional Class*+^	0.52%

*  This information is related to the Institutional Class. Please visit Oakmark.com for information related to the Investor, Advisor and R6 Classes.

+  The net expense ratio reflects an expense limitation agreement through January 27, 2023.

@  SEC Yield is an annualization of the Fund's net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's prospectus dated January 28, 2022, as amended August 1, 2022 and October 1, 2022. The Gross and Net Expense Ratios for the year ended September 30, 2022 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Corporate Bonds	44.5
Government and Agency Securities	18.0
Asset Backed Securities	14.9
Collateralized Mortgage Obligations	10.2
Bank Loans	7.8
Convertible Bond	0.5
Preferred Stock	0.9
Short-Term Investments and Other	3.2

See accompanying Disclosures and Endnotes on page 100.

50 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2022

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

Adam D. Abbas

Portfolio Manager

Credit volatility is the new normal, but it's bringing an increasing set of opportunities

For most of the year, we've written about potential market headwinds due to tightening global financial conditions, the war in Ukraine, sticky inflation and other lingering exogenous risks like Taiwan. Now, nine months through the year, the market has processed these risks and calibrated for various outcomes. This calibration has generated substantially lower valuations across most major fixed income asset classes as well as higher volatility.

We believe that we are entering a sustained period of market volatility for several reasons. One is trading liquidity. Since the Global Financial Crisis, fixed income markets have become increasingly sensitive to shifts in market uncertainty. This is primarily because growth in fixed income assets has not been met with a commensurate amount of trading liquidity. In fact, the opposite has occurred, and the relationship between growth and trading liquidity has been moving inversely for the past decade. Compare the growth in domestic credit markets that are up roughly 230% (now roughly ~$10 trillion USD) since 2008 to dealer balance sheets that have shrunk by 80-85% (now ~15 billion USD) over the same period. To compound the deterioration in execution liquidity, shrinking central bank liquidity will magnify already delicate trading conditions. Remember that for the past 13 years, we lived in a "QE" (Quantitative Easing) world, dominated by stimulative bond-buying programs and near-zero interest rate policies across all major central banks. Even then, when the world's largest central banks were purchasing a significant portion of the sovereign bond float, trading liquidity was delicate. Today, we are in an entirely different world, called "QT" (Quantitative Tightening). Imagine what will happen to trading liquidity now that all of those central banks, in unison, have become sellers. But this shift in asset purchases is only one element of central bank policy that is driving fixed income volatility. The entire paradigm toward interest rate policy has shifted. Since the Global Financial Crisis, the Fed has adopted a straightforward approach: focus on the Fed Funds rate to minimize the risks associated with unemployment and to sustain inflation above 1.5%. In short, central bank policy, more or less, acted as a shock absorber (a buyer of volatility) in periods of slowing growth. Today's model is entirely different: the Fed is now attempting to push real demand lower (and, thus, unemployment higher) as the only real means to dislodge inflation. In other words, in the new QT world, central bank policy is actively promoting volatility, instead of dampening it.

Big, rapid changes in valuations seem to fuel short-term market prognostication. Think, when is the last day you've opened a paper or perused a financial website without seeing a story about an expert predicting a pending market collapse or major bull rally? Large market moves bring out major market calls.

This relationship implies that large price swings somehow increase an expert's ability to predict the future. However, higher variance in futures markets—and, thus, more future uncertainty—would suggest experts should quiet down about what may transpire over the coming quarters, not get louder. Instead of listening to these prognosticators, now is a good time to remember that we don't yet know how issues like Ukraine or sticky inflation or QT will play out. We also don't know when Fed Chairman Jerome Powell will decide that interest rates are high enough or how much real GDP growth might slow before that moment. The point is that today's valuations—the summation of expected probabilities of default and interest rate outcomes—may or may not be priced accurately across credit markets. We don't know. But is this the right question to spend time on? Two years from now, Russia might have retreated from Ukraine, core inflation might have dropped below 2.5% and unemployment numbers could be steady. Alternatively, the war might escalate, core inflation could still be running too hot, rates could move steadily higher and unemployment might have jumped significantly. Market valuations would react extremely differently, depending on the two outcomes. Yet, those outcomes won't tell us much about the accuracy of the underlying probabilities driving today's credit valuations. Spending too much time trying to determine whether current prices are definitively "cheap" or "rich"—given the incredibly wide range of outcomes that investors must confront—is likely a pointless endeavor. It's always worth repeating: at Harris, we don't try to predict what will transpire over the next one or two years. We buy strong businesses and look beyond market cycles. We define cheapness and richness by analyzing companies' intrinsic earnings power and cash generation through both strong and weak market backdrops. We believe this approach generates superior returns compared to market forecasting and timing—unless, of course, one has a spare crystal ball lying around. [The crystal ball used by economists and market forecasters to predict strong market returns and transitory inflation for 2022 was obviously too foggy.]

Instead of spending time guessing outcomes, we prefer to focus on elements that we can control. If we agree that today we face a wider range of market outcomes (compared to the time before Ukraine or Taiwan, before sticky inflation, before global financial tightening, and before the doubling of the risk-free cost of capital), we can make some statements about the market that don't require a crystal ball. Sustained volatility may mean a bumpier ride, but for the patient fixed income investor, it's a very good time to reconsider strategies like ours. To start, the Fed's new approach to interest rates offers significantly more yield than at any time since we launched the Fund. The combination of higher U.S. Treasury (risk-free) rates and higher credit risk premia means that a business that offered low-single digit yields for its bond at the beginning of the year now offers high

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 51

Oakmark Bond Fund  September 30, 2022

Portfolio Manager Commentary (continued)

single-digit yields, even if the economic background remains unchanged. Our Fund yield, before fees, is up 2.4x from the start of the year to 6.0% at the end of this past quarter. Our carry (the income our investors collect if the market simply goes "sideways" in price and not back to par) is up 1.9x to 4.4%. In addition to higher absolute yields, volatility generates valuation inefficiencies. When market uncertainty is high, correlations between securities and industries tend to be high as well. In today's environment, two businesses in the same industry may exhibit significant differences in the quality of cash flows, business or management teams, but maintain the same relative valuations over time. In other words, we are seeing increased opportunities to buy better businesses for the same price as the inferior ones.

These same kinds of valuation inefficiencies are occurring throughout the securitized markets. For example, all senior bonds backed by commercial real estate mortgage pools (CMBS) issued this year in the non-agency market are AAA rated and command relatively similar valuations. However, the risks in the underlying properties vary substantially. Two bonds that look very much alike today (in price and rating) could thus experience very different outcomes in valuations and downgrades. Other technical factors are driving value opportunities. For example, there are increasing opportunities to hold discounted, non-benchmark companies that have superior fundamentals and yields versus their benchmark equivalents. Just because a security is excluded from a fixed income index does not mean it warrants a 1.5% annualized discount compared to an equivalent peer in the index. These value discrepancies will resolve themselves as bonds move toward maturity, and we are happy to take advantage of the current inefficiencies. Credit volatility is the new normal, but it's bringing an increasing set of opportunities and investors should take notice. At Harris, we have spent decades refining our value-driven process so that when these valuation discrepancies occur, we can identify them and act quickly.

MARKET OUTLOOK POSITIONING

Performance

The Oakmark Bond Fund returned –2.77% in the third quarter ending September 30, 2022, and it generated +198 basis points of excess returns versus its benchmark, the Bloomberg U.S. Aggregate Index21. And for the 12 months ended September 30, the Fund returned –13.10% compared with the benchmark's –14.61%. Inception-to-date performance was –3.49% through September 30, 2022, generating excess return against the benchmark of approximately +300 basis points on an annualized basis.

The Fund's relative outperformance in the quarter was driven by the Fund's security selection, curve positioning in our government allocation and our overall short-duration position versus the index. Credit selection added +91 basis points of relative performance led by Uber 4.5% unsecured bonds of 2029, Twitter 5.0% unsecured bonds of 2030 and Parsley Energy 4.125% unsecured bonds of 2028. Notable detractors included Medline unsecured bonds of 2028, Micron 2.703% unsecured bonds of 2032, and Oceaneering International 6% unsecured bonds of 2028. In addition, similar to last quarter, curve movements and significantly higher rates generated relative gains of +76 basis points given our current barbell approach to curve positioning in U.S. Treasurys and our overall portfolio duration of 5.5 years versus our peers23 and index averages of 6.2 and 6.7, respectively. Finally, asset allocation was a small relative contributor; specifically, the Fund's overweight allocation to corporate credit and underweight allocation to government debt slightly detracted from the allocation effect; however, this was more than offset by the positive allocation effect driven by the Fund's overweight to syndicated loans and its underweight to structured products.

For the fiscal year, security selection and asset allocation generated 60 basis points and 114 basis points of relative outperformance, respectively. The large contributors over the fiscal year were T-Mobile US 4% unsecured bonds of 2022, Uber 4.5% unsecured bonds of 2029 and Twitter 5% unsecured bonds of 2030. The relative detractors were Ally Financial 4.7% perpetual preferred bonds, Brunswick 2.4% unsecured bonds of 2031 and Silicon Valley Bank 4.25% perpetual preferred bonds.

Positioning and Outlook

In the quarter, we continued to edge up our duration (now at inception-to-date highs) and also swap opportunistically into names we like in lower rated tiers to pick up credit spread and yield. In terms of our outlook, it remains the same as last quarter. This is a time to be active. The magnitude of year-to-date market moves has caused many investors to run from mark-to-market pain ($120 billion of investment grade and $60 billion of high yield outflows, year-to-date), just when attractive investment opportunities are increasing. Global fixed income markets will likely experience more dislocations due to poor liquidity, driven by a new central bank paradigm that is promoting volatility instead of absorbing it. However, higher uncertainty creates a ripe environment for our style of bottom-up credit investing. You don't need a crystal ball to take advantage of these emerging investment opportunities. But you do need the patience and foresight to look beyond today's heightened uncertainty and elevated yields to reap the potential rewards of superior returns in the future.

See accompanying Disclosures and Endnotes on page 100.

52 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2022

Schedule of Investments (in thousands)

	Shares	Value
PREFERRED STOCKS - 0.9%
COMMUNICATION SERVICES - 0.9%
Liberty Broadband Corp., 7.00% (a)	31	$764
TOTAL PREFERRED STOCKS - 0.9% (COST $821)		764
	Par Value	Value
FIXED INCOME - 95.9%
CORPORATE BONDS - 44.5%
INDUSTRIALS - 9.0%
AutoNation, Inc. 3.85%, due 03/01/32	$500	395
BAT Capital Corp. 2.259%, due 03/25/28	1,000	795
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (b)	750	699
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (b)	1,000	766
Howmet Aerospace, Inc. 3.00%, due 01/15/29	600	490
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 144A 5.75%, due 04/01/33 (b)	500	452
MIWD Holdco II LLC / MIWD Finance Corp.,144A 5.50%, due 02/01/30 (b)	500	370
Southwest Airlines Co. 5.125%, due 06/15/27	1,000	979
The Boeing Co. 2.70%, due 02/01/27	500	434
3.625%, due 02/01/31	200	166
Uber Technologies, Inc., 144A 4.50%, due 08/15/29 (b)	1,100	925
US Foods, Inc., 144A 4.75%, due 02/15/29 (b)	370	317
Viterra Finance BV, 144A 2.00%, due 04/21/26 (b)	1,000	849
5.25%, due 04/21/32 (b)	250	215
		7,852
FINANCIALS - 8.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, due 10/29/26	500	422
3.40%, due 10/29/33	500	363
Ally Financial, Inc. 4.70%(7 year Treasury Constant Maturity Rate + 3.481%) (a) (c)	1,000	712
2.20%, due 11/02/28	500	386
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (b)	750	565
Blackstone Mortgage Trust, Inc. REIT, 144A 3.75%, due 01/15/27 (b)	1,000	820
Goldman Sachs Group, Inc. 3.615% (SOFR + 1.846%), due 03/15/28 (c)	500	455
KKR Group Finance Co. XII LLC, 144A 4.85%, due 05/17/32 (b)	1,000	920
	Par Value	Value
LPL Holdings, Inc., 144A 4.00%, due 03/15/29 (b)	$500	$429
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 144A 3.875%, due 03/01/31 (b)	500	362
Signature Bank/New York NY 4.00% (AMERIBOR + 3.890%), due 10/15/30 (c)	1,000	931
SVB Financial Group 4.25%(5 year Treasury Constant Maturity Rate + 3.074%) (a) (c)	1,000	736
4.00%(5 year Treasury Constant Maturity Rate + 3.202%) (a) (c)	250	190
1.80%, due 10/28/26	150	129
		7,420
ENERGY - 6.9%
Boardwalk Pipelines LP 3.60%, due 09/01/32	1,000	791
Chesapeake Energy Corp., 144A 5.875%, due 02/01/29 (b)	1,117	1,036
Energy Transfer, LP 4.15%, due 09/15/29	500	436
EQT Corp. 5.70%, due 04/01/28	1,000	980
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (b)	750	606
NOV, Inc. 3.60%, due 12/01/29	500	423
Oceaneering International, Inc. 6.00%, due 02/01/28	500	396
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (b)	1,500	1,363
		6,031
CONSUMER DISCRETIONARY - 5.6%
Brunswick Corp. 2.40%, due 08/18/31	1,100	764
Daimler Trucks Finance North America LLC, 144A 2.375%, due 12/14/28 (b)	1,000	816
Dick's Sporting Goods, Inc. 3.15%, due 01/15/32	500	381
Kontoor Brands, Inc. 144A 4.125%, due 11/15/29 (b)	500	398
Lithia Motors, Inc., 144A 4.375%, due 01/15/31 (b)	500	409
M/I Homes, Inc. 3.95%, due 02/15/30	500	365
Marriott International, Inc. 2.75%, due 10/15/33	1,000	726
Newell Brands, Inc. 6.625%, due 09/15/29	600	587
Thor Industries, Inc., 144A 4.00%, due 10/15/29 (b)	500	376
		4,822
HEALTH CARE - 3.6%
Bio-Rad Laboratories, Inc. 3.70%, due 03/15/32	1,000	843

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Bond Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 95.9% (continued)
CORPORATE BONDS - 44.5% (continued)
Embecta Corp., 144A 5.00%, due 02/15/30 (b)	$330	$283
HCA, Inc. 3.50%, due 09/01/30	500	413
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	500	378
Tenet Healthcare Corp. 6.875%, due 11/15/31	500	444
Zimmer Biomet Holdings, Inc. 2.60%, due 11/24/31	1,000	779
		3,140
COMMUNICATION SERVICES - 3.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 2.30%, due 02/01/32	270	193
Netflix, Inc., 144A 4.875%, due 06/15/30 (b)	1,000	914
Twitter, Inc., 144A 5.00%, due 03/01/30 (b)	750	719
Warnermedia Holdings, Inc., 144A 4.054%, due 03/15/29 (b)	1,000	863
		2,689
REAL ESTATE - 2.2%
CBRE Services, Inc. 2.50%, due 04/01/31	1,000	761
GLP Capital, LP / GLP Financing II, Inc. REIT 4.00%, due 01/15/31	500	408
Sun Communities Operating, LP REIT 2.70%, due 07/15/31	1,000	756
		1,925
CONSUMER STAPLES - 1.9%
Altria Group, Inc. 2.45%, due 02/04/32	1,250	882
Imperial Brands Finance PLC, 144A 6.125%, due 07/27/27 (b)	750	739
		1,621
MATERIALS - 1.9%
Anglo American Capital PLC, 144A 3.875%, due 03/16/29 (b)	1,000	859
Glencore Funding LLC, 144A 2.625%, due 09/23/31 (b)	1,000	750
		1,609
UTILITIES - 0.9%
The Southern Co. 3.75% (5 year Treasury Constant Maturity Rate + 2.915%), due 09/15/51 (c)	1,000	811
INFORMATION TECHNOLOGY - 0.8%
Micron Technology, Inc. 2.703%, due 04/15/32	1,000	728
Total Corporate Bonds (Cost $46,040)		38,648
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 18.0%
U.S. GOVERNMENT NOTES - 18.0%
0.875%, due 09/30/26	$5,000	$4,399
3.00%, due 08/15/52	2,500	2,157
3.125%, due 08/31/27	2,000	1,918
3.125%, due 08/31/29	2,000	1,898
1.25%, due 06/30/28	2,000	1,714
1.875%, due 11/15/51	1,250	827
2.875%, due 05/15/52	750	629
2.50%, due 03/31/27	500	467
2.875%, due 05/15/32	500	462
3.375%, due 08/15/42	500	453
2.00%, due 11/15/41	500	358
2.00%, due 08/15/51	500	342
		15,624
Total Government and Agency Securities (Cost $17,401)		15,624
ASSET BACKED SECURITIES - 14.9%
Santander Drive Auto Receivables Trust, Series 2022-5-Class A3, 4.11%, due 08/17/26	3,000	2,966
Capital One Prime Auto Receivables Trust, Series 2022-1-Class A4, 3.32%, due 09/15/27	2,500	2,373
Ford Credit Auto Lease Trust, Series 2022-A-Class A3, 3.23%, due 05/15/25	1,500	1,475
BMW Vehicle Owner Trust, Series 2022-A-Class A4, 3.44%, due 12/26/28	1,500	1,438
Ford Credit Auto Owner Trust, Series 2022-C-Class C, 5.22%, due 03/15/30	1,000	990
Carvana Auto Receivables Trust, Series 2022-P1-Class D, 4.80%, due 01/10/29	1,000	909
Sierra Timeshare Receivables Funding LLC, Series 2022-1A-Class C, 144A, 3.94%, due 10/20/38 (b)	723	677
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class D, 144A, 9.22%, due 06/20/40 (b)	666	646
Santander Drive Auto Receivables Trust, Series 2022-5-Class C, 4.74%, due 10/16/28	500	487
CarMax Auto Owner Trust, Series 2022-2-Class D, 4.75%, due 10/16/28	500	478
Carvana Auto Receivables Trust, Series 2022-N1-Class D, 144A, 4.13%, due 12/11/28 (b)	500	471
Total Asset Backed Securities (Cost $13,375)		12,910

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 95.9% (continued)
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.2%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-157-Class A2 3.99%, due 05/25/33 (c)	$3,325	$3,214
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA5-Class M2, 144A 9.031% (SOFR30A + 6.750%), due 06/25/42 (b) (c)	1,000	1,002
Bank, Series 2022-BNK40-Class A4 3.507%, due 03/15/64 (c)	1,000	869
JP Morgan Mortgage Trust, Series 2022-3-Class B1, 144A 3.118%, due 08/25/52 (b) (c)	989	733
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-072-Class A2 3.444%, due 12/25/27	750	712
JP Morgan Mortgage Trust, Series 2022-8-Class B2, 144A 4.686%, due 01/25/53 (b) (c)	610	495
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3-Class M2, 144A 6.631% (SOFR30A + 4.350%), due 04/25/42 (b) (c)	500	459
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3-Class M1A, 144A 4.281% (SOFR30A + 2.000%), due 04/25/42 (b) (c)	443	438
JP Morgan Mortgage Trust, Series 2020-5-Class B1, 144A 3.598%, due 12/25/50 (b) (c)	477	391
JP Morgan Mortgage Trust, Series 2016-3-Class B1, 144A 3.28%, due 10/25/46 (b) (c)	286	259
JP Morgan Mortgage Trust, Series 2016-3-Class B2, 144A 3.28%, due 10/25/46 (b) (c)	194	176
JP Morgan Mortgage Trust, Series 2016-3-Class B3, 144A 3.28%, due 10/25/46 (b) (c)	115	104
Total Collateralized Mortgage Obligations - 10.2% (Cost $9,526)		8,852
	Par Value	Value
BANK LOANS - 7.8% (f)
INDUSTRIALS - 2.2%
Skymiles IP, Ltd. 2020 Term Loan B 6.46% (3 mo. USD LIBOR + 3.750%), due 10/20/27 (c)	$1,000	$1,001
Naked Juice LLC Term Loan 6.903% (3 mo. SOFR + 3.250%), due 01/24/29 (c)	998	912
		1,913
FINANCIALS - 2.1%
Citadel Securities LP 2022 Incremental Term Loan B 6.149% (1 mo. SOFR + 3.000%), due 02/02/28 (c)	1,000	986
Allspring Buyer LLC Term Loan B 6.688% (3 mo. USD LIBOR + 3.250%), due 11/01/28 (c)	883	855
		1,841
HEALTH CARE - 1.4%
Owens & Minor, Inc. 2022 Term Loan B 6.782% - 7.831% (1 mo. SOFR + 3.750%), due 03/29/29 (c)	498	486
Medline Borrower, LP USD Term Loan B 6.365% (1 mo. USD LIBOR + 3.250%), due 10/23/28 (c)	748	687
		1,173
ENERGY - 1.1%
Championx Corp. 2022 Term Loan B1 6.004% (1 mo. SOFR + 3.250%), due 06/07/29 (c)	1,000	996
CONSUMER DISCRETIONARY - 1.0%
Carrols Restaurant Group, Inc. Term Loan B 0.00%, due 04/30/26 (d)	1,000	865
Total Bank Loans (Cost $6,960)		6,788
CONVERTIBLE BOND - 0.5%
Peloton Interactive, Inc., 0.00%, due 02/15/26 (e) (Cost $562)	645	432
Total Convertible Bond (Cost $562)		432
TOTAL FIXED INCOME - 95.9% (COST $93,864)		83,254

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Bond Fund  September 30, 2022

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 5.1%
REPURCHASE AGREEMENT - 5.1%
Fixed Income Clearing Corp. Repurchase Agreement, 2.95% dated 09/30/22 due 10/03/22, repurchase price $4,428, collateralized by a United States Treasury Note, 2.500% due 05/15/24, value plus accrued interest of $4,515 (Cost: $4,427)	$4,427	$4,427
TOTAL SHORT-TERM INVESTMENTS - 5.1% (COST $4,427)		4,427
TOTAL INVESTMENTS - 101.9% (COST $99,112)		88,445
Liabilities In Excess of Other Assets - (1.9)%		(1,620)
NET ASSETS - 100.0%		$86,825

(a)  Security is perpetual and has no stated maturity date.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(c)  Floating Rate Note. Rate shown is as of September 30, 2022.

(d)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(e)  Zero Coupon Bond.

(f)  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

Abbreviations:

  REIT: Real Estate Investment Trust

  SOFR: Secured Overnight Financing Rate

  LIBOR: London Inter-Bank Offered Rate

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2022

(in thousands except per share amounts)

	Oakmark Fund	Oakmark Select Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$13,767,180	$4,236,731		$1,023,322
Cash	1	0	(c)	0	(c)
Foreign currency, at value (b)	0	0		111
Receivable for:
Securities sold	0	0		19,108
Fund shares sold	19,708	4,540		639
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	14,351	49		355
Tax reclaim from unaffiliated securities	0	0		2,006
Total receivables	34,059	4,589		22,108
Other assets	19	3		0	(c)
Total assets	$13,801,259	$4,241,323		$1,045,541
Liabilities and net assets
Payable for:
Securities purchased	$62,590	$11,296		$19,090
Fund shares redeemed	26,718	2,986		1,693
Investment advisory fee	1,638	599		162
Other shareholder servicing fees	525	237		33
Transfer and dividend disbursing agent fees	241	122		57
Trustee fees	1	1		0	(c)
Deferred trustee compensation	1,288	552		331
Other	1,632	511		626
Total liabilities	94,633	16,304		21,992
Net assets applicable to Fund shares outstanding	$13,706,626	$4,225,019		$1,023,549
Analysis of net assets
Paid in capital	$12,119,045	$3,936,670		$832,343
Distributable earnings	1,587,581	288,349		191,206
Net assets applicable to Fund shares outstanding	$13,706,626	$4,225,019		$1,023,549
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$93.61	$47.43		$24.79
Investor Class—Net assets	$6,489,914	$1,318,018		$516,883
Investor Class—Shares outstanding (Unlimited shares authorized)	69,331	27,790		20,854
Net asset value, offering and redemption price per share: Advisor Class	$93.72	$47.37		$24.80
Advisor Class—Net assets	$2,477,405	$2,146,195		$152,657
Advisor Class—Shares outstanding (Unlimited shares authorized)	26,433	45,304		6,156
Net asset value, offering and redemption price per share: Institutional Class	$93.73	$47.43		$24.80
Institutional Class—Net assets	$3,572,104	$465,620		$285,192
Institutional Class—Shares outstanding (Unlimited shares authorized)	38,111	9,816		11,498
Net asset value, offering and redemption price per share: R6 Class	$93.77	$47.45		$24.80	(d)
R6 Class—Net assets	$1,167,203	$295,186		$68,817
R6 Class—Shares outstanding (Unlimited shares authorized)	12,447	6,221		2,774
(a) Identified cost of investments in unaffiliated securities.	$12,097,016	$3,915,441		$837,290
(b) Identified cost of foreign currency.	0	0		113
(c) Amount rounds to less than $1,000.
(d) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2022.

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2022 (continued)

(in thousands except per share amounts)

	Oakmark Global Select Fund		Oakmark International Fund		Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$983,686		$16,151,895		$1,160,325
Investments in affiliated securities, at value (b)	0		725,054		0
Cash	0	(d)	0	(d)	0	(d)
Foreign currency, at value (c)	796		2,316		1,410
Receivable for:
Securities sold	231		82,640		3,121
Fund shares sold	2,216		73,419		818
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	242		6,275		4,607
Tax reclaim from unaffiliated securities	3,027		27,119		4,202
Total receivables	5,716		189,453		12,748
Other assets	0	(d)	3		141
Total assets	$990,198		$17,068,721		$1,174,624
Liabilities and net assets
Payable for:
Securities purchased	$1		$55,426		$4,435
Fund shares redeemed	1,309		84,538		1,531
Investment advisory fee	150		2,438		223
Other shareholder servicing fees	56		128		5
Transfer and dividend disbursing agent fees	22		123		24
Trustee fees	0	(d)	1		0	(d)
Deferred trustee compensation	263		1,921		316
Other	254		5,285		351
Total liabilities	2,055		149,860		6,885
Net assets applicable to Fund shares outstanding	$988,143		$16,918,861		$1,167,739
Analysis of net assets
Paid in capital	$978,260		$24,729,485		$1,549,118
Distributable earnings	9,883		(7,810,624)		(381,379)
Net assets applicable to Fund shares outstanding	$988,143		$16,918,861		$1,167,739
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$15.62		$19.27		$13.25
Investor Class—Net assets	$334,264		$5,032,375		$306,786
Investor Class—Shares outstanding (Unlimited shares authorized)	21,398		261,125		23,145
Net asset value, offering and redemption price per share: Advisor Class	$15.62		$19.27		$13.28
Advisor Class—Net assets	$150,353		$2,246,804		$131,795
Advisor Class—Shares outstanding (Unlimited shares authorized)	9,626		116,606		9,928
Net asset value, offering and redemption price per share: Institutional Class	$15.63		$19.28		$13.24
Institutional Class—Net assets	$416,572		$7,250,700		$329,000
Institutional Class—Shares outstanding (Unlimited shares authorized)	26,658		376,144		24,844
Net asset value, offering and redemption price per share: R6 Class	$15.64		$19.29		$13.24
R6 Class—Net assets	$86,954		$2,388,982		$400,158
R6 Class—Shares outstanding (Unlimited shares authorized)	5,561		123,849		30,221
(a) Identified cost of investments in unaffiliated securities.	$922,922		$21,487,498		$1,538,625
(b) Identified cost of investments in affiliated securities.	0		1,821,056		0
(c) Identified cost of foreign currency.	792		2,323		1,423
(d) Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2022 (continued)

(in thousands except per share amounts)

	Oakmark Equity and Income Fund		Oakmark Bond Fund
Assets
Investments in unaffiliated securities, at value (a)	$5,987,527		$88,445
Cash	0	(c)	1
Foreign currency, at value (b)	0	(c)	0
Receivable for:
Securities sold	66		5
Fund shares sold	1,072		0	(c)
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	23,850		544
Tax reclaim from unaffiliated securities	1,836		0
Total receivables	26,824		549
Other assets	0	(c)	0	(c)
Total assets	$6,014,351		$88,995
Liabilities and net assets
Payable for:
Securities purchased	$70,811		$2,000
Fund shares redeemed	5,569		0
Investment advisory fee	619		(36)
Other shareholder servicing fees	343		0
Transfer and dividend disbursing agent fees	151		1
Trustee fees	1		0	(c)
Deferred trustee compensation	1,235		51
Other	981		154
Total liabilities	79,710		2,170
Net assets applicable to Fund shares outstanding	$5,934,641		$86,825
Analysis of net assets
Paid in capital	$5,393,810		$100,862
Distributable earnings	540,831		(14,037)
Net assets applicable to Fund shares outstanding	$5,934,641		$86,825
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$27.85		$8.60	(d)(e)
Investor Class—Net assets	$4,194,386		$1,018
Investor Class—Shares outstanding (Unlimited shares authorized)	150,626		118
Net asset value, offering and redemption price per share: Advisor Class	$27.87		$8.61
Advisor Class—Net assets	$738,396		$1,378
Advisor Class—Shares outstanding (Unlimited shares authorized)	26,495		160
Net asset value, offering and redemption price per share: Institutional Class	$27.87		$8.61
Institutional Class—Net assets	$910,952		$3,038
Institutional Class—Shares outstanding (Unlimited shares authorized)	32,689		353
Net asset value, offering and redemption price per share: R6 Class	$27.88		$8.61
R6 Class—Net assets	$90,907		$81,391
R6 Class—Shares outstanding (Unlimited shares authorized)	3,261		9,454
(a) Identified cost of investments in unaffiliated securities.	$5,474,477		$99,112
(b) Identified cost of foreign currency.	0	(c)	0
(c) Amount rounds to less than $1,000.
(d) Commenced on 1/28/22
(e) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2022.

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2022

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$281,150	$60,085	$24,136
Interest income from unaffiliated securities	7,202	2,254	376
Non-cash dividends from unaffiliated securities	0	0	8,319
Foreign taxes withheld	0	0	(1,659)
Total investment income	288,352	62,339	31,172
Expenses:
Investment advisory fee	105,970	37,982	11,400
Transfer and dividend disbursing agent fees	830	413	191
Other shareholder servicing fees—Investor Class	4,922	905	373
Other shareholder servicing fees—Advisor Class	1,404	2,861	93
Other shareholder servicing fees—Service Class	27	12	5
Other shareholder servicing fees—Institutional Class	2,086	261	105
Service fee—Investor Class	16,297	3,039	1,233
Service fee—Service Class	31	13	6
Reports to shareholders	714	381	44
Custody and accounting fees	644	290	297
Registration and blue sky expenses	361	154	86
Trustees fees	177	117	93
Legal fees	346	178	122
Audit and tax services fees	54	50	58
Other	499	243	157
Total expenses	134,362	46,899	14,263
Advisory fee waiver / expense reimbursement from Advisor	(3,375)	(1,038)	(279)
Net expenses	130,987	45,861	13,984
Net investment income	$157,365	$16,478	$17,188
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(79,697)	(27,462)	11,468	(a)
Unaffiliated in-kind transactions	3,277,410	998,521	0
Forward foreign currency contracts	0	0	1,828
Foreign currency transactions	0	0	(80)
Purchased options	(28,920)	(16,350)	(3,405)
Written options	(1,237)	19,405	(810)
Net realized gain	3,167,556	974,114	9,001
Net change in unrealized depreciation on:
Unaffiliated investments	(6,426,311)	(2,290,139)	(388,975	)(b)
Forward foreign currency contracts	0	0	(751)
Foreign currency translation	0	0	(137)
Written options	0	(411)	0
Net change in unrealized depreciation	(6,426,311)	(2,290,550)	(389,863)
Net realized and unrealized loss	(3,258,755)	(1,316,436)	(380,862)
Net decrease in net assets resulting from operations	$(3,101,390)	$(1,299,958)	$(363,674)

(a)  Net of capital gain withholding taxes of $410 (in thousands) for the Oakmark Global Fund.

(b)  Includes net change in capital gain withholding taxes of ($611) (in thousands) for the Oakmark Global Fund.

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2022 (continued)

(in thousands)

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$22,960	$717,038		$49,733
Dividends from affiliated securities	0	7,035		0
Interest income from unaffiliated securities	269	6,309		257
Non-cash dividends from affiliated securities	0	3,367		0
Non-cash dividends from unaffiliated securities	12,544	147,252		0
Security lending income	0	0		0 (a)
Other income	0	(145)		0
Reclaim Income	0	0		142
Foreign taxes withheld	(1,713)	(70,945)		(4,425)
Total investment income	34,060	809,911		45,707
Expenses:
Investment advisory fee	11,577	181,803		14,853
Transfer and dividend disbursing agent fees	71	449		84
Other shareholder servicing fees—Investor Class	283	5,165		270
Other shareholder servicing fees—Advisor Class	201	3,526		169
Other shareholder servicing fees—Service Class	0	55		0
Other shareholder servicing fees—Institutional Class	323	4,925		164
Service fee—Investor Class	1,003	16,461		925
Service fee—Service Class	0	67		0 (a)
Reports to shareholders	51	1,383		76
Custody and accounting fees	254	2,826		412
Registration and blue sky expenses	93	315		89
Trustees fees	112	185		99
Legal fees	123	452		124
Audit and tax services fees	52	91		77
Other	159	674		158
Total expenses	14,302	218,377		17,500
Advisory fee waiver / expense reimbursement from Advisor	(295)	(4,894)		(295)
Net expenses	14,007	213,483		17,205
Net investment income	$20,053	$596,428		$28,502
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(44,892)	482,417	(b)	3,595
Affiliated investments	0	(162,748)		0
Forward foreign currency contracts	1,566	33,287		1,967
Foreign currency transactions	(328)	(5,764)		(598)
Purchased options	(4,261)	0		0
Written options	1,011	0		0
Net realized gain (loss)	(46,904)	347,192		4,964
Net change in unrealized depreciation on:
Unaffiliated investments	(428,133)	(8,486,625	)(c)	(576,020)
Affiliated investments	0	(488,284)		0
Forward foreign currency contracts	(652)	(13,174)		(737)
Foreign currency translation	(117)	(1,802)		(201)
Net change in unrealized depreciation	(428,902)	(8,989,885)		(576,958)
Net realized and unrealized loss	(475,806)	(8,642,693)		(571,994)
Net decrease in net assets resulting from operations	$(455,753)	$(8,046,265)		$(543,492)

(a)  Amount rounds to less than $1,000.

(b)  Net of capital gain withholding taxes of $12,657 (in thousands) for the Oakmark International Fund.

(c)  Includes net change in capital gain withholding taxes of ($13,623) (in thousands) for the Oakmark International Fund.

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2022 (continued)

(in thousands)

	Oakmark Equity and Income Fund	Oakmark Bond Fund
Investment Income:
Dividends from unaffiliated securities	$77,117	$82
Interest income from unaffiliated securities	80,043	2,673
Total investment income	157,160	2,755
Expenses:
Investment advisory fee	39,741	357
Transfer and dividend disbursing agent fees	511	5
Other shareholder servicing fees—Investor Class	3,472	0 (a)
Other shareholder servicing fees—Advisor Class	243	0 (a)
Other shareholder servicing fees—Service Class	69	0
Other shareholder servicing fees—Institutional Class	370	0
Service fee—Investor Class	10,709	1
Service fee—Service Class	80	0
Reports to shareholders	204	1
Custody and accounting fees	361	150
Registration and blue sky expenses	129	60
Trustees fees	(4)	135
Legal fees	208	108
Audit and tax services fees	52	49
Other	294	71
Total expenses	56,439	937
Advisory fee waiver / expense reimbursement from Advisor	(1,451)	(528)
Net expenses	54,988	409
Net investment income	$102,172	$2,346
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(32,084)	(3,407)
Unaffiliated in-kind transactions	931,192	0
Net realized gain (loss)	899,108	(3,407)
Net change in unrealized depreciation on:
Unaffiliated investments	(2,118,582)	(11,558)
Net change in unrealized depreciation	(2,118,582)	(11,558)
Net realized and unrealized loss	(1,219,474)	(14,965)
Net decrease in net assets resulting from operations	$(1,117,302)	$(12,619)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
From Operations:
Net investment income	$157,365	$79,732
Net realized gain (loss)	3,167,556	2,028,398
Net change in unrealized appreciation (depreciation)	(6,426,311)	4,345,862
Net increase (decrease) in net assets from operations	(3,101,390)	6,453,992
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(129,974)	(11,993)
Distributions to shareholders—Advisor Class	(45,944)	(10,727)
Distributions to shareholders—Institutional Class	(82,975)	(7,585)
Distributions to shareholders—Service Class	(820)	0
Distributions to shareholders—R6 Class	(20,064)	0
Total distributions to shareholders	(279,777)	(30,305)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,470,560	1,081,638
Proceeds from shares sold—Investor Class converted from Service Class (a)	62,110	0
Proceeds from shares sold—Advisor Class	1,046,183	1,361,365
Proceeds from shares sold—Institutional Class	1,500,913	3,880,650
Proceeds from shares sold—Service Class	2,408	7,162
Proceeds from shares sold—R6 Class	6,506,716	3,232,987
Reinvestment of distributions—Investor Class	122,220	11,275
Reinvestment of distributions—Advisor Class	43,233	9,621
Reinvestment of distributions—Institutional Class	70,864	7,201
Reinvestment of distributions—Service Class	711	0
Reinvestment of distributions—R6 Class	19,842	0
Payment for shares redeemed—Investor Class	(2,099,885)	(2,113,893)
Payment for shares redeemed—Advisor Class	(848,943)	(3,655,588)
Payment for shares redeemed—Institutional Class	(1,621,538)	(2,218,379)
Payment for shares redeemed—Service Class	(4,878)	(26,149)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(62,110)	0
Payment for shares redeemed—R6 Class	(6,092,192)	(2,346,348)
Net increase (decrease) in net assets from Fund share transactions	116,214	(768,458)
Total increase (decrease) in net assets	(3,264,953)	5,655,229
Net assets:
Beginning of year	16,971,579	11,316,350
End of year	$13,706,626	$16,971,579

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Year Ended September 30, 2022	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	13,016	10,358
Shares sold—shares converted from Service Class (a)	536	0
Shares issued in reinvestment of dividends	1,041	127
Less shares redeemed	(18,754)	(21,673)
Net decrease in shares outstanding	(4,161)	(11,188)
Fund share transactions—Advisor Class:
Shares sold	9,109	13,142
Shares issued in reinvestment of dividends	369	108
Less shares redeemed	(7,468)	(33,820)
Net increase (decrease) in shares outstanding	2,010	(20,570)
Fund share transactions—Institutional Class:
Shares sold	13,015	37,553
Shares issued in reinvestment of dividends	604	81
Less shares redeemed	(14,576)	(23,866)
Net increase (decrease) in shares outstanding	(957)	13,768
Fund share transactions—Service Class:
Shares sold	20	73
Shares issued in reinvestment of dividends	6	0
Less shares redeemed	(40)	(263)
Less shares redeemed—shares converted to Investor Class (a)	(538)	0
Net decrease in shares outstanding	(552)	(190)
Fund share transactions—R6 Class:
Shares sold	59,284	31,170
Shares issued in reinvestment of dividends	169	0
Less shares redeemed	(56,352)	(21,824)
Net increase in shares outstanding	3,101	9,346

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
From Operations:
Net investment income	$16,478	$1,252
Net realized gain (loss)	974,114	634,107
Net change in unrealized appreciation (depreciation)	(2,290,550)	1,478,101
Net increase (decrease) in net assets from operations	(1,299,958)	2,113,460
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(5,682)	0
Distributions to shareholders—Advisor Class	(10,556)	(4,450)
Distributions to shareholders—Institutional Class	(3,374)	(1,826)
Distributions to shareholders—Service Class	(53)	(38)
Distributions to shareholders—R6 Class	(1,737)	0
Total distributions to shareholders	(21,402)	(6,314)
From Fund share transactions:
Proceeds from shares sold—Investor Class	86,672	120,191
Proceeds from shares sold—Investor Class converted from Service Class (a)	21,426	0
Proceeds from shares sold—Advisor Class	731,230	495,225
Proceeds from shares sold—Institutional Class	122,015	335,564
Proceeds from shares sold—Service Class	664	20,598
Proceeds from shares sold—R6 Class	1,916,695	960,405
Reinvestment of distributions—Investor Class	5,478	0
Reinvestment of distributions—Advisor Class	10,344	4,233
Reinvestment of distributions—Institutional Class	2,930	1,706
Reinvestment of distributions—Service Class	53	38
Reinvestment of distributions—R6 Class	1,735	0
Payment for shares redeemed—Investor Class	(348,286)	(385,428)
Payment for shares redeemed—Advisor Class	(394,340)	(400,177)
Payment for shares redeemed—Institutional Class	(143,510)	(531,622)
Payment for shares redeemed—Service Class	(5,019)	(7,728)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(21,426)	0
Payment for shares redeemed—R6 Class	(1,865,285)	(694,242)
Net increase (decrease) in net assets from Fund share transactions	121,376	(81,237)
Total increase (decrease) in net assets	(1,199,984)	2,025,909
Net assets:
Beginning of year	5,425,003	3,399,094
End of year	$4,225,019	$5,425,003

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Year Ended September 30, 2022	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	1,417	2,116
Shares sold—shares converted from Service Class (a)	344	0
Shares issued in reinvestment of dividends	87	0
Less shares redeemed	(5,778)	(7,523)
Net decrease in shares outstanding	(3,930)	(5,407)
Fund share transactions—Advisor Class:
Shares sold	12,565	9,093
Shares issued in reinvestment of dividends	165	88
Less shares redeemed	(6,877)	(7,532)
Net increase in shares outstanding	5,853	1,649
Fund share transactions—Institutional Class:
Shares sold	2,001	7,237
Shares issued in reinvestment of dividends	46	36
Less shares redeemed	(2,483)	(11,496)
Net decrease in shares outstanding	(436)	(4,223)
Fund share transactions—Service Class:
Shares sold	10	504
Shares issued in reinvestment of dividends	1	1
Less shares redeemed	(81)	(154)
Less shares redeemed—shares converted to Investor Class (a)	(349)	0
Net increase (decrease) in shares outstanding	(419)	351
Fund share transactions—R6 Class:
Shares sold	33,231	17,641
Shares issued in reinvestment of dividends	28	0
Less shares redeemed	(32,356)	(12,323)
Net increase in shares outstanding	903	5,318

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
From Operations:
Net investment income	$17,188	$6,517
Net realized gain (loss)	9,001	143,096
Net change in unrealized appreciation (depreciation)	(389,863)	397,180
Net increase (decrease) in net assets from operations	(363,674)	546,793
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(69,039)	(1,297)
Distributions to shareholders—Advisor Class	(18,838)	(778)
Distributions to shareholders—Institutional Class	(38,791)	(1,351)
Distributions to shareholders—Service Class	(999)	0
Distributions to shareholders—R6 Class	(8,204)	0
Total distributions to shareholders	(135,871)	(3,426)
From Fund share transactions:
Proceeds from shares sold—Investor Class	36,911	83,443
Proceeds from shares sold—Investor Class converted from Service Class (a)	11,221	0
Proceeds from shares sold—Advisor Class	28,448	54,219
Proceeds from shares sold—Institutional Class	65,360	130,315
Proceeds from shares sold—Service Class	491	2,325
Proceeds from shares sold—R6 Class	4,775	88,736
Reinvestment of distributions—Investor Class	67,452	1,268
Reinvestment of distributions—Advisor Class	17,655	704
Reinvestment of distributions—Institutional Class	37,386	1,336
Reinvestment of distributions—Service Class	839	0
Reinvestment of distributions—R6 Class	8,130	0
Payment for shares redeemed—Investor Class	(146,833)	(220,213)
Payment for shares redeemed—Advisor Class	(35,911)	(151,870)
Payment for shares redeemed—Institutional Class	(108,779)	(146,167)
Payment for shares redeemed—Service Class	(420)	(2,984)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(11,221)	0
Payment for shares redeemed—R6 Class	(4,694)	(8,056)
Net decrease in net assets from Fund share transactions	(29,190)	(166,944)
Total increase (decrease) in net assets	(528,735)	376,423
Net assets:
Beginning of year	1,552,284	1,175,861
End of year	$1,023,549	$1,552,284

See accompanying Notes to Financial Statements.

Oakmark.com 67

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Year Ended September 30, 2022	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	1,108	2,384
Shares sold—shares converted from Service Class (a)	334	0
Shares issued in reinvestment of dividends	1,980	41
Less shares redeemed	(4,528)	(6,558)
Net decrease in shares outstanding	(1,106)	(4,133)
Fund share transactions—Advisor Class:
Shares sold	856	1,597
Shares issued in reinvestment of dividends	519	23
Less shares redeemed	(1,088)	(4,198)
Net increase (decrease) in shares outstanding	287	(2,578)
Fund share transactions—Institutional Class:
Shares sold	2,015	3,517
Shares issued in reinvestment of dividends	1,098	43
Less shares redeemed	(3,435)	(4,404)
Net decrease in shares outstanding	(322)	(844)
Fund share transactions—Service Class:
Shares sold	14	67
Shares issued in reinvestment of dividends	26	0
Less shares redeemed	(12)	(96)
Less shares redeemed—shares converted to Investor Class (a)	(346)	0
Net decrease in shares outstanding	(318)	(29)
Fund share transactions—R6 Class:
Shares sold	163	2,735
Shares issued in reinvestment of dividends	239	0
Less shares redeemed	(141)	(222)
Net increase in shares outstanding	261	2,513

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

68 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
From Operations:
Net investment income	$20,053	$6,541
Net realized gain (loss)	(46,904)	177,761
Net change in unrealized appreciation (depreciation)	(428,902)	368,068
Net increase (decrease) in net assets from operations	(455,753)	552,370
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(51,810)	0
Distributions to shareholders—Advisor Class	(21,418)	(530)
Distributions to shareholders—Institutional Class	(72,901)	(825)
Distributions to shareholders—R6 Class	(11,585)	0
Total distributions to shareholders	(157,714)	(1,355)
From Fund share transactions:
Proceeds from shares sold—Investor Class	46,846	76,233
Proceeds from shares sold—Advisor Class	53,153	121,079
Proceeds from shares sold—Institutional Class	135,405	467,094
Proceeds from shares sold—R6 Class	8,548	147,923
Reinvestment of distributions—Investor Class	50,153	0
Reinvestment of distributions—Advisor Class	20,925	469
Reinvestment of distributions—Institutional Class	62,435	741
Reinvestment of distributions—R6 Class	11,504	0
Payment for shares redeemed—Investor Class	(133,309)	(189,439)
Payment for shares redeemed—Advisor Class	(95,171)	(430,685)
Payment for shares redeemed—Institutional Class	(268,988)	(274,986)
Payment for shares redeemed—R6 Class	(9,193)	(40,841)
Net decrease in net assets from Fund share transactions	(117,692)	(122,412)
Total increase (decrease) in net assets	(731,159)	428,603
Net assets:
Beginning of year	1,719,302	1,290,699
End of year	$988,143	$1,719,302

See accompanying Notes to Financial Statements.

Oakmark.com 69

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund (continued)
	Year Ended September 30, 2022	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	2,133	3,267
Shares issued in reinvestment of dividends	2,247	0
Less shares redeemed	(6,494)	(8,445)
Net decrease in shares outstanding	(2,114)	(5,178)
Fund share transactions—Advisor Class:
Shares sold	2,622	5,200
Shares issued in reinvestment of dividends	939	23
Less shares redeemed	(4,473)	(17,996)
Net decrease in shares outstanding	(912)	(12,773)
Fund share transactions—Institutional Class:
Shares sold	6,177	19,016
Shares issued in reinvestment of dividends	2,801	36
Less shares redeemed	(13,498)	(12,446)
Net increase (decrease) in shares outstanding	(4,520)	6,606
Fund share transactions—R6 Class:
Shares sold	408	6,732
Shares issued in reinvestment of dividends	516	0
Less shares redeemed	(435)	(1,660)
Net increase in shares outstanding	489	5,072

See accompanying Notes to Financial Statements.

70 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
From Operations:
Net investment income	$596,428	$315,380
Net realized gain (loss)	347,192	746,591
Net change in unrealized appreciation (depreciation)	(8,989,885)	7,603,780
Net increase (decrease) in net assets from operations	(8,046,265)	8,665,751
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(104,445)	(31,246)
Distributions to shareholders—Advisor Class	(45,714)	(37,862)
Distributions to shareholders—Institutional Class	(177,875)	(48,820)
Distributions to shareholders—Service Class	(1,306)	(110)
Distributions to shareholders—R6 Class	(51,583)	0
Total distributions to shareholders	(380,923)	(118,038)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,324,903	1,523,448
Proceeds from shares sold—Investor Class converted from Service Class (a)	132,197	0
Proceeds from shares sold—Advisor Class	821,502	1,903,742
Proceeds from shares sold—Institutional Class	3,023,153	8,102,302
Proceeds from shares sold—Service Class	8,998	33,300
Proceeds from shares sold—R6 Class	1,421,179	3,462,881
Reinvestment of distributions—Investor Class	100,150	29,913
Reinvestment of distributions—Advisor Class	44,817	21,958
Reinvestment of distributions—Institutional Class	104,275	42,668
Reinvestment of distributions—Service Class	713	53
Reinvestment of distributions—R6 Class	51,009	0
Payment for shares redeemed—Investor Class	(2,766,495)	(3,870,003)
Payment for shares redeemed—Advisor Class	(861,186)	(7,548,317)
Payment for shares redeemed—Institutional Class	(3,946,644)	(6,404,347)
Payment for shares redeemed—Service Class	(12,578)	(143,916)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(132,197)	0
Payment for shares redeemed—R6 Class	(927,289)	(401,906)
Net decrease in net assets from Fund share transactions	(1,613,493)	(3,248,224)
Total increase (decrease) in net assets	(10,040,681)	5,299,489
Net assets:
Beginning of year	26,959,542	21,660,053
End of year	$16,918,861	$26,959,542

See accompanying Notes to Financial Statements.

Oakmark.com 71

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Year Ended September 30, 2022	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	52,861	55,752
Shares sold—shares converted from Service Class (a)	4,905	0
Shares issued in reinvestment of dividends	3,677	1,174
Less shares redeemed	(111,154)	(145,872)
Net decrease in shares outstanding	(49,711)	(88,946)
Fund share transactions—Advisor Class:
Shares sold	31,688	69,568
Shares issued in reinvestment of dividends	1,648	864
Less shares redeemed	(34,527)	(268,475)
Net decrease in shares outstanding	(1,191)	(198,043)
Fund share transactions—Institutional Class:
Shares sold	117,578	282,388
Shares issued in reinvestment of dividends	3,835	1,677
Less shares redeemed	(162,047)	(230,444)
Net increase (decrease) in shares outstanding	(40,634)	53,621
Fund share transactions—Service Class:
Shares sold	313	1,237
Shares issued in reinvestment of dividends	26	2
Less shares redeemed	(438)	(5,457)
Less shares redeemed—shares converted to Investor Class (a)	(4,857)	0
Net decrease in shares outstanding	(4,956)	(4,218)
Fund share transactions—R6 Class:
Shares sold	53,709	120,129
Shares issued in reinvestment of dividends	1,875	0
Less shares redeemed	(38,036)	(13,828)
Net increase in shares outstanding	17,548	106,301

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

72 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
From Operations:
Net investment income	$28,502	$20,341
Net realized gain (loss)	4,964	205,165
Net change in unrealized appreciation (depreciation)	(576,958)	323,896
Net increase (decrease) in net assets from operations	(543,492)	549,402
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(8,861)	(9,119)
Distributions to shareholders—Advisor Class	(3,257)	(3,675)
Distributions to shareholders—Institutional Class	(9,896)	(15,216)
Distributions to shareholders—Service Class	(12)	(13)
Distributions to shareholders—R6 Class	(6,974)	0
Total distributions to shareholders	(29,000)	(28,023)
From Fund share transactions:
Proceeds from shares sold—Investor Class	51,934	128,773
Proceeds from shares sold—Investor Class converted from Service Class (a)	787	0
Proceeds from shares sold—Advisor Class	41,536	63,393
Proceeds from shares sold—Institutional Class	97,160	151,931
Proceeds from shares sold—Service Class	27	123
Proceeds from shares sold—R6 Class	256,405	371,148
Reinvestment of distributions—Investor Class	8,647	8,902
Reinvestment of distributions—Advisor Class	3,198	3,299
Reinvestment of distributions—Institutional Class	6,902	8,177
Reinvestment of distributions—Service Class	7	7
Reinvestment of distributions—R6 Class	2,222	0
Payment for shares redeemed—Investor Class	(150,168)	(143,753)
Payment for shares redeemed—Advisor Class	(36,835)	(102,250)
Payment for shares redeemed—Institutional Class	(130,088)	(519,412)
Payment for shares redeemed—Service Class	(13)	(442)
Payment for shares redeemed—Service Class converted to Investor Class	(787)	0
Payment for shares redeemed—R6 Class	(55,470)	(6,074)
Net increase (decrease) in net assets from Fund share transactions	95,464	(36,178)
Total increase (decrease) in net assets	(477,028)	485,201
Net assets:
Beginning of year	1,644,767	1,159,566
End of year	$1,167,739	$1,644,767
See accompanying Notes to Financial Statements.

Oakmark.com 73

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Year Ended September 30, 2022	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	2,908	7,055
Shares sold—shares converted from Service Class (a)	42	0
Shares issued in reinvestment of dividends	454	539
Less shares redeemed	(8,369)	(7,927)
Net decrease in shares outstanding	(4,965)	(333)
Fund share transactions—Advisor Class:
Shares sold	2,346	3,308
Shares issued in reinvestment of dividends	168	200
Less shares redeemed	(2,072)	(5,396)
Net increase (decrease) in shares outstanding	442	(1,888)
Fund share transactions—Institutional Class:
Shares sold	5,640	8,098
Shares issued in reinvestment of dividends	363	497
Less shares redeemed	(7,621)	(27,112)
Net decrease in shares outstanding	(1,618)	(18,517)
Fund share transactions—Service Class:
Shares sold	2	7
Less shares redeemed	(1)	(28)
Less shares redeemed—shares converted to Investor Class (a)	(42)	0
Net decrease in shares outstanding	(41)	(21)
Fund share transactions—R6 Class:
Shares sold	14,978	18,757
Shares issued in reinvestment of dividends	117	0
Less shares redeemed	(3,339)	(292)
Net increase in shares outstanding	11,756	18,465

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

74 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
From Operations:
Net investment income	$102,172	$80,971
Net realized gain (loss)	899,108	1,730,949
Net change in unrealized appreciation (depreciation)	(2,118,582)	586,546
Net increase (decrease) in net assets from operations	(1,117,302)	2,398,466
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(442,433)	(235,119)
Distributions to shareholders—Advisor Class	(70,197)	(43,545)
Distributions to shareholders—Institutional Class	(95,113)	(38,067)
Distributions to shareholders—Service Class	(12,652)	(6,284)
Distributions to shareholders—R6 Class	(7,171)	0
Total distributions to shareholders	(627,566)	(323,015)
From Fund share transactions:
Proceeds from shares sold—Investor Class	248,295	320,759
Proceeds from shares sold—Investor Class converted from Service Class (a)	158,931	0
Proceeds from shares sold—Advisor Class	134,328	162,480
Proceeds from shares sold—Institutional Class	207,511	1,256,141
Proceeds from shares sold—Service Class	7,082	23,414
Proceeds from shares sold—R6 Class	1,604,470	826,248
Reinvestment of distributions—Investor Class	422,738	223,724
Reinvestment of distributions—Advisor Class	65,808	37,649
Reinvestment of distributions—Institutional Class	84,504	35,843
Reinvestment of distributions—Service Class	11,875	5,684
Reinvestment of distributions—R6 Class	6,936	0
Payment for shares redeemed—Investor Class	(967,667)	(1,959,894)
Payment for shares redeemed—Advisor Class	(122,056)	(560,926)
Payment for shares redeemed—Institutional Class	(252,172)	(1,224,314)
Payment for shares redeemed—Service Class	(10,055)	(88,419)
Payment for shares redeemed—Service Class converted to Investor Class	(158,931)	0
Payment for shares redeemed—R6 Class	(1,603,925)	(754,844)
Net decrease in net assets from Fund share transactions	(162,328)	(1,696,455)
Total increase (decrease) in net assets	(1,907,196)	378,996
Net assets:
Beginning of year	7,841,837	7,462,841
End of year	$5,934,641	$7,841,837

See accompanying Notes to Financial Statements.

Oakmark.com 75

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Year Ended September 30, 2022	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	7,483	9,494
Shares sold—shares converted from Service Class (a)	4,740	0
Shares issued in reinvestment of dividends	12,515	7,381
Less shares redeemed	(29,567)	(61,162)
Net decrease in shares outstanding	(4,829)	(44,287)
Fund share transactions—Advisor Class:
Shares sold	4,070	4,816
Shares issued in reinvestment of dividends	1,950	1,243
Less shares redeemed	(3,659)	(16,526)
Net increase (decrease) in shares outstanding	2,361	(10,467)
Fund share transactions—Institutional Class:
Shares sold	6,245	39,287
Shares issued in reinvestment of dividends	2,504	1,184
Less shares redeemed	(7,692)	(39,515)
Net increase in shares outstanding	1,057	956
Fund share transactions—Service Class:
Shares sold	194	695
Shares issued in reinvestment of dividends	353	188
Less shares redeemed	(277)	(2,773)
Less shares redeemed—shares converted to Investor Class (a)	(4,761)	0
Net decrease in shares outstanding	(4,491)	(1,890)
Fund share transactions—R6 Class:
Shares sold	49,372	23,588
Shares issued in reinvestment of dividends	205	0
Less shares redeemed	(48,740)	(21,164)
Net increase in shares outstanding	837	2,424

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

76 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
From Operations:
Net investment income	$2,346	$1,543
Net realized gain (loss)	(3,407)	1,964
Net change in unrealized appreciation (depreciation)	(11,558)	(127)
Net increase (decrease) in net assets from operations	(12,619)	3,380
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(15)	0
Distributions to shareholders—Advisor Class	(72)	(25)
Distributions to shareholders—Institutional Class	(140)	(630)
Distributions to shareholders—R6 Class	(3,880)	(1,242)
Total distributions to shareholders	(4,107)	(1,897)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,115	0
Proceeds from shares sold—Advisor Class	27	1,941
Proceeds from shares sold—Institutional Class	1,752	4,425
Proceeds from shares sold—R6 Class	33,784	89,884
Reinvestment of distributions—Investor Class	15	0
Reinvestment of distributions—Advisor Class	73	25
Reinvestment of distributions—Institutional Class	140	630
Reinvestment of distributions—R6 Class	2,831	1,209
Payment for shares redeemed—Investor Class	(5)	0
Payment for shares redeemed—Advisor Class	(807)	(216)
Payment for shares redeemed—Institutional Class	(1,511)	(81,978)
Payment for shares redeemed—R6 Class	(30,757)	(108)
Net increase in net assets from Fund share transactions	6,657	15,812
Total increase (decrease) in net assets	(10,069)	17,295
Net assets:
Beginning of year	96,894	79,599
End of year	$86,825	$96,894

See accompanying Notes to Financial Statements.

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Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund (continued)
	Year Ended September 30, 2022	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	117	0
Shares issued in reinvestment of dividends	2	0
Less shares redeemed	(1)	0
Net increase in shares outstanding	118	0
Fund share transactions—Advisor Class:
Shares sold	3	189
Shares issued in reinvestment of dividends	7	2
Less shares redeemed	(80)	(21)
Net increase (decrease) in shares outstanding	(70)	170
Fund share transactions—Institutional Class:
Shares sold	186	429
Shares issued in reinvestment of dividends	15	61
Less shares redeemed	(162)	(7,942)
Net increase (decrease) in shares outstanding	39	(7,452)
Fund share transactions—Service Class:
Fund share transactions—R6 Class:
Shares sold	3,664	8,708
Shares issued in reinvestment of dividends	293	117
Less shares redeemed	(3,318)	(10)
Net increase in shares outstanding	639	8,815

See accompanying Notes to Financial Statements.

78 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  ORGANIZATION

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), Oakmark International Small Cap Fund ("Int'l Small Cap"), Oakmark Equity and Income Fund ("Equity and Income") and Oakmark Bond Fund ("Bond") collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Each Fund offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and R6 Class Shares. Shares of each Class are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Investor Class Shares are also offered to certain retirement plans, such as 401(k) and profit sharing plans. Investor Class Shares of a Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

On July 28, 2021, the Trust's Board of Trustees approved the combination of the Investor Class and Service Class Shares and the conversion of the Funds' Service Class Shares to Investor Class Shares (the "Combination"). The class attributes of each Fund's Service Class and Investor Class were substantially similar. As a result of the Combination, the existing Service Class Shares were terminated, and those Shares of the Funds held by each shareholder were converted to Investor Class Shares of the same Fund, in each case with lower net total expenses. The Combination became effective on the close of business on December 17, 2021 and was not a taxable transaction for any Fund or its shareholders.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees, service fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

Security valuation

The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers.

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Oakmark Funds

Notes to Financial Statements (continued)

Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value.

All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data.

Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for Flexible Exchange ("FLEX") options on a given day, each FLEX option purchased or written may be valued using the Option Valuation ("OVME") function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME.

If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with the Funds' valuation procedures approved by the Board. In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. Effective as of September 8, 2022, the Board approved changes to the Funds' valuation procedures to comply with Rule 2a-5 and designated the Adviser as the Funds' valuation designee (as defined in the rule). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2022, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$13,020,637	$0	$0
Short-Term Investments	0	746,543	0
Total	$13,020,637	$746,543	$0

80 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Select
Common Stocks	$4,018,313	$0	$0
Short-Term Investments	0	218,418	0
Total	$4,018,313	$218,418	$0
Global
Common Stocks	$527,815	$455,432	$0
Short-Term Investments	0	40,075	0
Total	$527,815	$495,507	$0
Global Select
Common Stocks	$543,537	$373,569	$0
Preferred Stocks	0	36,832	0
Short-Term Investments	0	29,748	0
Total	$543,537	$440,149	$0
International
Common Stocks	$1,515,309	$14,674,601	$0
Preferred Stocks	0	227,211	0
Short-Term Investments	0	459,828	0
Total	$1,515,309	$15,361,640	$0
Int'l Small Cap
Common Stocks	$139,757	$988,157	$0
Short-Term Investments	0	32,411	0
Total	$139,757	$1,020,568	$0
Equity and Income
Common Stocks	$3,261,783	$149,089	$0
Preferred Stocks	5,580	0	0
Corporate Bonds	0	1,292,120	0
Government and Agency Securities	0	715,702	0
Collateralized Mortgage Obligations	0	184,025	0
Asset Backed Securities	0	82,538	0
Bank Loans	0	68,870	0
Convertible Bonds	0	12,909	0
Short-Term Investments	0	214,911	0
Total	$3,267,363	$2,720,164	$0
Bond
Preferred Stocks	$764	$0	$0
Corporate Bonds	0	38,648	0
Government and Agency Securities	0	15,624	0
Asset Backed Securities	0	12,910	0
Collateralized Mortgage Obligations	0	8,852	0
Bank Loans	0	6,788	0
Convertible Bond	0	432	0
Short-Term Investments	0	4,427	0
Total	$764	$87,681	$0

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Oakmark Funds

Notes to Financial Statements (continued)

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2022, none of the Funds held open forward foreign currency contracts.

At September 30, 2022, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 2 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

For the year ended September 30, 2022, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$18,680	$36,671
Global Select	18,315	33,961
International	371,436	686,505
Int'l Small Cap	19,569	37,033

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post spin-off or post reorganization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes.

82 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2022, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2022, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark, Select, Global, and Global Select used purchased options for tax management and as an investment strategy in an effort to increase the Funds returns during the year ended September 30, 2022. Realized gains and losses and the net change in unrealized appreciation (depreciation) on purchased equity options for the period, if any, are included in each Fund's Statement of Operations. There were no purchased options outstanding at September 30, 2022.

Oakmark, Select, Global, and Global Select used options written for tax management and as an investment strategy in an effort to increase the Funds returns during the year ended September 30, 2022. Realized gains and losses and the net change in unrealized appreciation (depreciation) on written equity options for the period, if any, are included in each Fund's Statement of Operations. There were no written options outstanding at September 30, 2022.

For the year ended September 30, 2022, the amount of premiums paid (received) for equity options purchased and written are listed by Fund in the table below (in thousands):

Fund	Equity Options Purchased	Equity Options Written
Oakmark	$80,420	$(322,780)
Select	28,351	(105,910)
Global	10,846	(11,552)
Global Select	11,572	(13,430)

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.35% above the greater of the Federal Funds Effective Rate or the Overnight Bank Fund Rate, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2022.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2022, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

Oakmark.com 83

Oakmark Funds

Notes to Financial Statements (continued)

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2022, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At September 30, 2022, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the year ended September 30, 2022.

3.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's average daily net assets. Annual fee rates are as follows:

The annual rates of fees as a percentage of each Fund's net assets were as follows for the year ended September 30, 2022:

Fund	Advisory Fees
Oakmark	0.686% up to $250 million;
0.661% on the next $250 million;
0.641% on the next 4.5 billion;
0.626% on the next $10 billion;
0.596% on the next $5 billion;
0.566% on the next $5 billion;
0.536% on the next $10 billion; and
0.516% over $35 billion
Select	0.778% up to $250 million; 0.753% on the next $250 million; 0.733% on the next $3.5 billion; 0.713% on the next $5 billion; 0.653% on the next $2 billion; and 0.628% over $11 billion
Global	0.850% up to $250 million; 0.825% on the next $250 million; 0.805% on the next $4.5 billion; 0.790% on the next $10 billion; and 0.780% over $15 billion
Global Select	0.820% up to $250 million; 0.795% on the next $250 million; 0.775% on the next $4.5 billion; 0.760% on the next $10 billion; and 0.750% over $15 billion
Fund	Advisory Fees
International	0.805% up to $250 million;
0.780% on the next $250 million;
0.760% on the next 4.5 billion;
0.745% on the next $10 billion;
0.730% on the next $20 billion;
0.720% on the next $5 billion;
0.710% on the next $5 billion; and
0.700% over $45 billion
Int'l Small Cap	1.040% up to $250 million; 1.015% on the next $250 million; 0.995% on the next $4.5 billion; 0.980% on the next $10 billion; and 0.970% over $15 billion
Equity and Income	0.600% up to $250 million;
0.575% on the next 250 million;
0.555% on the next $4.5 billion;
0.525% on the next $5 billion;
0.495% on the next $3 billion;
0.465% on the next $3.5 billion;
0.435% on the next $10 billion; and
0.405% over $26.5 billion
Bond	0.39% of net assets

Beginning October 1, 2022, the advisory fee rates at all breakpoints were reduced by 0.02% except Bond Fund.

84 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Until September 30, 2022 the Adviser had contractually agreed to waive the advisory fee otherwise payable to it by 0.02% with respect to each Fund, except Bond Fund. When determining whether a Fund's total expenses exceeded the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, was used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statements of Operations. This agreement was terminated effective October 1, 2022, simultaneous with the advisory fee rate decrease noted above. The effect of both of these changes will result in no net impact to shareholders.

The Adviser has contractually agreed, through January 27, 2023, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark	1.40%	1.15%	1.10%	0.95%
Select	1.50	1.25	1.20	1.05
Global	1.55	1.30	1.25	1.10
Global Select	1.55	1.30	1.25	1.10
International	1.55	1.30	1.25	1.10
Int'l Small Cap	1.75	1.50	1.45	1.30
Equity and Income	1.25	1.00	0.95	0.80
Bond	0.74	0.54	0.52	0.44

During the year ended September 30, 2022, Fund Class expenses (in thousands) have been reimbursed as follows@:

Fund	Class	Amount
Bond	Investor	$4
Bond	Advisor	9
Bond	Institutional	17
Bond	R6	498

@  Expenses reimbursed are subject to possible recovery until September 30, 2025.

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of September 30, 2022, the following amounts are subject to recoupment (in thousands).

		Amount & Expiration Date
Fund	Class	09/30/23	09/30/24	09/30/25	Total
Bond	Investor	$—	$—	$4	$4
Bond	Advisor	5	5	9	19
Bond	Institutional	422	85	17	524
Bond	R6	—	339	498	837

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay the majority of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of one or more approved funds as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included

Oakmark.com 85

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Notes to Financial Statements (continued)

in Trustees' fees in the Statements of Operations. The Trust pays the compensation of any trustee who is not an "interested person" of the Trust, and any other Trustee that has been approved by the Governance Committee of the Board of Trustees of the Trust to receive compensation from the Trust for his or her service as a Trustee of the Trust, and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

4.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended September 30, 2022, remains subject to examination by taxing authorities.

At September 30, 2022, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$12,132,591	$2,393,862	$(759,273)	$1,634,589
Select	3,930,162	610,845	(304,277)	306,568
Global	840,307	234,071	(51,056)	183,015
Global Select	930,482	184,084	(130,880)	53,204
International	23,914,873	362,878	(7,400,802)	(7,037,924)
Int'l Small Cap	1,570,425	25,891	(435,990)	(410,099)
Equity and Income	5,474,529	924,253	(411,255)	512,998
Bond	99,112	41	(10,708)	(10,667)

As of September 30, 2022, the short- and long-term capital losses available to offset future capital gains were as follows (in thousands):

Fund CLCF	Utilized During the Year	Short-Term	Long-Term	Total at Period End
Oakmark	$—	$119,739	$—	$119,739
Select	—	27,289	—	27,289
Global	—	—	—	—
Global Select	—	45,607	—	45,607
International	262,299	1,361,085	—	1,361,085
Int'l Small Cap	110	—	—	—
Equity and Income	—	32,032	—	32,032
Bond	—	2,024	1,383	3,407

At September 30, 2022, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

Fund	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$105,684	$—	$105,684
Select	9,070	—	9,070
Global	8,570	—	8,570
Global Select	2,351	—	2,351
International	593,113	—	593,113
Int'l Small Cap	19,085	9,853	28,938
Equity and Income	59,866	—	59,866
Bond	37	—	37

86 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

During the year ended September 30, 2022, and the year ended September 30, 2021, the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2022		Year Ended September 30, 2021
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$168,420	$111,358	$30,305	$—
Select	8,006	13,395	6,314	—
Global	15,999	119,872	3,425	—
Global Select	24,578	133,136	1,355	—
International	380,922	—	118,038	—
Int'l Small Cap	29,001	—	28,023	—
Equity and Income	81,840	545,726	90,402	232,614
Bond	3,724	383	1,897	—

On September 30, 2022, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, and deferrals of capital losses on wash sales and straddle adjustments. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to equalization debits and redemptions in kind. Permanent differences are recorded in their respective component of the Analysis of Net Assets for the year ended September 30, 2022.

During the year ended September 30, 2022, the following amounts were reclassified due to permanent differences between book and tax accounting (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$3,274,960	$(3,274,960)
Select	987,053	(987,053)
Global	5,672	(5,672)
Global Select	5,804	(5,804)
International	8,600	(8,600)
Int'l Small Cap	2,656	(2,656)
Equity and Income	952,730	(952,730)
Bond	—	—

5.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, transactions in investment securities (excluding short-term, in-kind transaction and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Global	Global Select	International	Int'l Small Cap	Equity and Income	Bond
Purchases	$10,226,595	$3,101,668	$773,448	$636,125	$8,281,415	$646,659	$2,297,697	$67,720
Proceeds from sales	4,468,840	1,041,051	924,574	866,895	9,279,936	532,258	945,671	47,353

During the year ended September 30, 2022, Oakmark, Select, and Equity and Income had in-kind sales transactions (in thousands) of $5,692,373; $1,846,193; and $1,590,092, respectively. These amounts are included in the Portfolio Turnover Rate presented in the Financial Highlights.

Purchases at cost (in thousands) of long-term U.S. government securities for the year ended September 30, 2022, were $1,401,160 and $24,470, respectively, for Equity and Income and Bond. Proceeds from sales (in thousands) of long-term U.S. government securities for the year ended September 30, 2022 were $714,323 and $38,617, respectively, for Equity and Income and Bond.

During the year ended September 30, 2022, International and Int'l Small Cap engaged in purchase transactions (in thousands) totaling $5,170 and $1,450, respectively, with funds that have a common investment advisor. Global Select and International engaged in sale transactions (in thousands) totaling $5,170 and $1,450, respectively, with funds that have a common investment advisor. These transactions complied with Rule 17a-7 under the 1940 Act.

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Notes to Financial Statements (continued)

6.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2022. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

7.  RUSSIAN INVASION OF UKRAINE

Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken, and the resulting market disruptions cannot be easily predicted.

8.  RECENT ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2021-01 clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

88 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
9/30/22	$115.48	0.91	(a)	(21.04)	(20.13)	(0.62)	(1.12)	(1.74)	0.00
9/30/21	$72.67	0.43	(a)	42.53	42.96	(0.15)	0.00	(0.15)	0.00
9/30/20	$77.89	0.58	(a)	0.86	1.44	(0.65)	(6.01)	(6.66)	0.00
9/30/19	$88.99	0.88	(a)	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
9/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
Advisor Class
9/30/22	$115.58	1.15	(a)	(21.05)	(19.90)	(0.84)	(1.12)	(1.96)	0.00
9/30/21	$72.67	0.61	(a)	42.54	43.15	(0.24)	0.00	(0.24)	0.00
9/30/20	$77.88	0.66	(a)	0.87	1.53	(0.73)	(6.01)	(6.74)	0.00
9/30/19	$89.07	0.96	(a)	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
9/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
Institutional Class
9/30/22	$115.64	1.16	(a)	(21.05)	(19.89)	(0.90)	(1.12)	(2.02)	0.00
9/30/21	$72.72	0.70	(a)	42.52	43.22	(0.30)	0.00	(0.30)	0.00
9/30/20	$77.95	0.71	(a)	0.87	1.58	(0.80)	(6.01)	(6.81)	0.00
9/30/19	$89.09	1.01	(a)	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
9/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
R6 Class
9/30/22	$115.67	1.25	(a)	(21.10)	(19.85)	(0.93)	(1.12)	(2.05)	0.00
9/30/21(b)	$88.42	0.52	(a)	26.73	27.25	0.00	0.00	0.00	0.00
Oakmark Select Fund
Investor Class
9/30/22	$62.27	0.13	(a)	(14.79)	(14.66)	(0.03)	(0.15)	(0.18)	0.00
9/30/21	$37.98	(0.03	)(a)	24.32	24.29	0.00	0.00	0.00	0.00
9/30/20	$39.20	0.05	(a)	(0.98)	(0.93)	(0.29)	0.00	(0.29)	0.00
9/30/19	$45.84	0.45	(a)	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
9/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
Advisor Class
9/30/22	$62.21	0.20	(a)	(14.78)	(14.58)	(0.11)	(0.15)	(0.26)	0.00
9/30/21	$37.99	0.03	(a)	24.31	24.34	(0.12)	0.00	(0.12)	0.00
9/30/20	$39.21	0.10	(a)	(0.97)	(0.87)	(0.35)	0.00	(0.35)	0.00
9/30/19	$45.90	0.52	(a)	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
9/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
Institutional Class
9/30/22	$62.29	0.25	(a)	(14.79)	(14.54)	(0.17)	(0.15)	(0.32)	0.00
9/30/21	$38.01	0.09	(a)	24.32	24.41	(0.13)	0.00	(0.13)	0.00
9/30/20	$39.23	0.13	(a)	(0.98)	(0.85)	(0.37)	0.00	(0.37)	0.00
9/30/19	$45.91	0.54	(a)	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
9/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
R6 Class
9/30/22	$62.29	0.27	(a)	(14.78)	(14.51)	(0.18)	(0.15)	(0.33)	0.00
9/30/21(b)	$47.61	0.08	(a)	14.60	14.68	0.00	0.00	0.00	0.00

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

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Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Fund
Investor Class
9/30/22	$93.61	-17.73%	$6,489.9	0.81%	0.91%	0.89%	65%
9/30/21	$115.48	59.18%	$8,486.6	0.43%	0.92%	0.90%	19%
9/30/20	$72.67	1.18%	$6,153.4	0.79%	0.96%	0.92%	35%
9/30/19	$77.89	-5.68%	$9,044.6	1.13%	0.92%	0.88%	51%
9/30/18	$88.99	11.84%	$12,626.2	0.68%	0.89%	0.85%	29%
Advisor Class
9/30/22	$93.72	-17.55%	$2,477.4	1.03%	0.70%	0.68%	65%
9/30/21	$115.58	59.49%	$2,822.8	0.61%	0.73%	0.70%	19%
9/30/20	$72.67	1.30%	$3,269.5	0.90%	0.85%	0.81%	35%
9/30/19	$77.88	-5.59%	$4,786.4	1.23%	0.82%	0.78%	51%
9/30/18	$89.07	11.96%	$5,400.6	0.79%	0.77%	0.73%	29%
Institutional Class
9/30/22	$93.73	-17.55%	$3,572.1	1.03%	0.69%	0.67%	65%
9/30/21	$115.64	59.56%	$4,517.7	0.68%	0.69%	0.66%	19%
9/30/20	$72.72	1.36%	$1,839.7	0.98%	0.79%	0.74%	35%
9/30/19	$77.95	-5.51%	$2,302.3	1.29%	0.75%	0.70%	51%
9/30/18	$89.09	12.01%	$3,330.6	0.83%	0.74%	0.70%	29%
R6 Class
9/30/22	$93.77	-17.52%	$1,167.2	1.13%	0.65%	0.63%	65%
9/30/21(b)	$115.67	30.82%	$1,081.0	0.60%†	0.65%†	0.63%†	19%
Oakmark Select Fund
Investor Class
9/30/22	$47.43	-23.64%	$1,318.0	0.21%	1.00%	0.98%	60%
9/30/21	$62.27	64.01%	$1,975.3	(0.06%)	1.01%	0.98%	20%
9/30/20	$37.98	-2.45%	$1,410.1	0.14%	1.11%	1.04%	28%
9/30/19	$39.20	-10.34%	$3,154.9	1.14%	1.08%	1.00%	45%
9/30/18	$45.84	-0.08%	$4,376.3	0.20%	1.04%	0.97%	41%
Advisor Class
9/30/22	$47.37	-23.55%	$2,146.2	0.34%	0.88%	0.86%	60%
9/30/21	$62.21	64.18%	$2,454.2	0.05%	0.89%	0.87%	20%
9/30/20	$37.99	-2.31%	$1,436.2	0.27%	1.00%	0.92%	28%
9/30/19	$39.21	-10.24%	$638.5	1.31%	0.94%	0.86%	45%
9/30/18	$45.90	0.08%	$711.4	0.34%	0.89%	0.82%	41%
Institutional Class
9/30/22	$47.43	-23.48%	$465.6	0.42%	0.80%	0.78%	60%
9/30/21	$62.29	64.35%	$638.6	0.18%	0.79%	0.76%	20%
9/30/20	$38.01	-2.27%	$550.2	0.33%	0.93%	0.85%	28%
9/30/19	$39.23	-10.18%	$660.3	1.36%	0.90%	0.82%	45%
9/30/18	$45.91	0.10%	$852.0	0.37%	0.86%	0.79%	41%
R6 Class
9/30/22	$47.45	-23.44%	$295.2	0.47%	0.75%	0.73%	60%
9/30/21(b)	$62.29	30.85%	$331.2	0.16%†	0.76%†	0.74%†	20%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

90 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
9/30/22	$36.53	0.37	(a)	(8.90)	(8.53)	(0.34)	(2.87)	(3.21)	0.00
9/30/21	$24.73	0.11	(a)	11.74	11.85	(0.05)	0.00	(0.05)	0.00
9/30/20	$27.52	0.02	(a)	(1.72)	(1.70)	(0.40)	(0.69)	(1.09)	0.00
9/30/19	$32.21	0.50	(a)	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
9/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
Advisor Class
9/30/22	$36.57	0.43	(a)	(8.91)	(8.48)	(0.42)	(2.87)	(3.29)	0.00
9/30/21	$24.74	0.18	(a)	11.74	11.92	(0.09)	0.00	(0.09)	0.00
9/30/20	$27.53	0.07	(a)	(1.73)	(1.66)	(0.44)	(0.69)	(1.13)	0.00
9/30/19	$32.22	0.49	(a)	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
9/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
Institutional Class
9/30/22	$36.58	0.44	(a)	(8.91)	(8.47)	(0.44)	(2.87)	(3.31)	0.00
9/30/21	$24.75	0.18	(a)	11.76	11.94	(0.11)	0.00	(0.11)	0.00
9/30/20	$27.54	0.08	(a)	(1.73)	(1.65)	(0.45)	(0.69)	(1.14)	0.00
9/30/19	$32.25	0.59	(a)	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
9/30/18	$34.38	0.31		0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
R6 Class
9/30/22	$36.58	0.44	(a)	(8.91)	(8.47)	(0.44)	(2.87)	(3.31)	0.00
9/30/21(b)	$31.38	0.23	(a)	4.97	5.20	0.00	0.00	0.00	0.00
Oakmark Global Select Fund
Investor Class
9/30/22	$24.45	0.26	(a)	(6.88)	(6.62)	(0.20)	(2.01)	(2.21)	0.00
9/30/21	$16.86	0.06	(a)	7.53	7.59	0.00	0.00	0.00	0.00
9/30/20	$16.81	0.03	(a)	0.24	0.27	(0.22)	0.00	(0.22)	0.00
9/30/19	$18.58	0.31	(a)	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
9/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
Advisor Class
9/30/22	$24.44	0.29	(a)	(6.86)	(6.57)	(0.24)	(2.01)	(2.25)	0.00
9/30/21	$16.85	0.09	(a)	7.52	7.61	(0.02)	0.00	(0.02)	0.00
9/30/20	$16.80	0.05	(a)	0.24	0.29	(0.24)	0.00	(0.24)	0.00
9/30/19	$18.60	0.37	(a)	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
9/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
Institutional Class
9/30/22	$24.46	0.30	(a)	(6.86)	(6.56)	(0.26)	(2.01)	(2.27)	0.00
9/30/21	$16.86	0.11	(a)	7.53	7.64	(0.04)	0.00	(0.04)	0.00
9/30/20	$16.81	0.06	(a)	0.24	0.30	(0.25)	0.00	(0.25)	0.00
9/30/19	$18.61	0.35	(a)	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
9/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
R6 Class
9/30/22	$24.47	0.31	(a)	(6.86)	(6.55)	(0.27)	(2.01)	(2.28)	0.00
9/30/21(b)	$20.65	0.15	(a)	3.67	3.82	0.00	0.00	0.00	0.00

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.
Oakmark.com 91

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
9/30/22	$24.79	-25.74%	$516.9	1.13%	1.13%	1.11%	58%
9/30/21	$36.53	47.96%	$802.1	0.31%	1.16%	1.13%	40%
9/30/20	$24.73	-6.73%	$645.2	0.10%	1.26%	1.20%	24%
9/30/19	$27.52	-2.48%	$1,077.3	1.82%	1.23%	1.17%	20%
9/30/18	$32.21	1.02%	$1,492.7	0.68%	1.21%	1.15%	25%
Advisor Class
9/30/22	$24.80	-25.63%	$152.7	1.32%	0.93%	0.91%	58%
9/30/21	$36.57	48.25%	$214.6	0.51%	0.96%	0.93%	40%
9/30/20	$24.74	-6.61%	$209.0	0.26%	1.14%	1.08%	24%
9/30/19	$27.53	-2.35%	$263.0	1.79%	1.10%	1.05%	20%
9/30/18	$32.22	1.10%	$440.2	0.89%	1.12%	1.06%	25%
Institutional Class
9/30/22	$24.80	-25.61%	$285.2	1.34%	0.91%	0.89%	58%
9/30/21	$36.58	48.31%	$432.4	0.53%	0.92%	0.89%	40%
9/30/20	$24.75	-6.57%	$313.4	0.33%	1.08%	1.02%	24%
9/30/19	$27.54	-2.30%	$313.8	2.17%	1.06%	1.00%	20%
9/30/18	$32.25	1.18%	$333.5	0.93%	1.04%	0.98%	25%
R6 Class
9/30/22	$24.80	-25.57%	$68.8	1.37%	0.88%	0.86%	58%
9/30/21(b)	$36.58	16.57%	$91.9	0.77%†	0.89%†	0.87%†	40%
Oakmark Global Select Fund
Investor Class
9/30/22	$15.62	-29.77%	$334.3	1.22%	1.12%	1.10%	46%
9/30/21	$24.45	45.02%	$574.8	0.27%	1.12%	1.09%	49%
9/30/20	$16.86	1.50%	$483.7	0.16%	1.25%	1.19%	33%
9/30/19	$16.81	-4.90%	$798.4	1.88%	1.25%	1.18%	21%
9/30/18	$18.58	-0.86%	$1,404.8	1.15%	1.19%	1.12%	26%
Advisor Class
9/30/22	$15.62	-29.63%	$150.4	1.37%	0.95%	0.93%	46%
9/30/21	$24.44	45.21%	$257.6	0.43%	0.95%	0.92%	49%
9/30/20	$16.85	1.64%	$392.7	0.29%	1.14%	1.07%	33%
9/30/19	$16.80	-4.85%	$449.0	2.25%	1.14%	1.07%	21%
9/30/18	$18.60	-0.75%	$457.6	1.32%	1.09%	1.02%	26%
Institutional Class
9/30/22	$15.63	-29.57%	$416.6	1.44%	0.89%	0.87%	46%
9/30/21	$24.46	45.33%	$762.7	0.46%	0.89%	0.86%	49%
9/30/20	$16.86	1.70%	$414.3	0.36%	1.07%	1.00%	33%
9/30/19	$16.81	-4.79%	$538.8	2.15%	1.07%	1.01%	21%
9/30/18	$18.61	-0.66%	$780.8	1.39%	1.03%	0.96%	26%
R6 Class
9/30/22	$15.64	-29.54%	$87.0	1.47%	0.84%	0.82%	46%
9/30/21(b)	$24.47	18.50%	$124.1	0.76%†	0.84%†	0.82%†	49%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

92 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
9/30/22	$28.17	0.58	(a)	(9.13)	(8.55)	(0.35)	0.00	(0.35)	0.00
9/30/21	$19.91	0.27	(a)	8.08	8.35	(0.09)	0.00	(0.09)	0.00
9/30/20	$22.88	0.08	(a)	(2.60)	(2.52)	(0.45)	0.00	(0.45)	0.00
9/30/19	$26.14	0.64	(a)	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
9/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
Advisor Class
9/30/22	$28.15	0.62	(a)	(9.12)	(8.50)	(0.38)	0.00	(0.38)	0.00
9/30/21	$19.89	0.27	(a)	8.11	8.38	(0.12)	0.00	(0.12)	0.00
9/30/20	$22.86	0.12	(a)	(2.61)	(2.49)	(0.48)	0.00	(0.48)	0.00
9/30/19	$26.17	0.76	(a)	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
Institutional Class
9/30/22	$28.19	0.64	(a)	(9.13)	(8.49)	(0.42)	0.00	(0.42)	0.00
9/30/21	$19.92	0.37	(a)	8.04	8.41	(0.14)	0.00	(0.14)	0.00
9/30/20	$22.89	0.13	(a)	(2.60)	(2.47)	(0.50)	0.00	(0.50)	0.00
9/30/19	$26.19	0.73	(a)	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
R6 Class
9/30/22	$28.20	0.67	(a)	(9.15)	(8.48)	(0.43)	0.00	(0.43)	0.00
9/30/21(b)	$25.83	0.38	(a)	1.99	2.37	0.00	0.00	0.00	0.00
Oakmark International Small Cap Fund
Investor Class
9/30/22	$19.92	0.29	(a)	(6.64)	(6.35)	(0.32)	0.00	(0.32)	0.00
9/30/21	$13.67	0.22	(a)	6.35	6.57	(0.32)	0.00	(0.32)	0.00
9/30/20	$14.61	0.31	(a)	(1.22)	(0.91)	(0.03)	0.00	(0.03)	0.00
9/30/19	$16.34	0.27	(a)	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(c)
9/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(c)
Advisor Class
9/30/22	$19.96	0.34	(a)	(6.67)	(6.33)	(0.35)	0.00	(0.35)	0.00
9/30/21	$13.69	0.23	(a)	6.38	6.61	(0.34)	0.00	(0.34)	0.00
9/30/20	$14.64	0.30	(a)	(1.19)	(0.89)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.33	0.31	(a)	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(c)
9/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(c)
Institutional Class
9/30/22	$19.91	0.34	(a)	(6.64)	(6.30)	(0.37)	0.00	(0.37)	0.00
9/30/21	$13.65	0.26	(a)	6.35	6.61	(0.35)	0.00	(0.35)	0.00
9/30/20	$14.59	0.33	(a)	(1.21)	(0.88)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.36	0.29	(a)	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(c)
9/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(c)
R6 Class
9/30/22	$19.91	0.37	(a)	(6.67)	(6.30)	(0.37)	0.00	(0.37)	0.00
9/30/21(b)	$16.66	0.25	(a)	3.00	3.25	0.00	0.00	0.00	0.00

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

Oakmark.com 93

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
9/30/22	$19.27	-30.72%	$5,032.4	2.25%	1.06%	1.04%	35%
9/30/21	$28.17	41.96%	$8,756.6	0.99%	1.05%	1.02%	42%
9/30/20	$19.91	-11.37%	$7,959.9	0.39%	1.05%	1.00%	32%
9/30/19	$22.88	-6.41%	$14,446.5	2.84%	1.04%	0.98%	35%
9/30/18	$26.14	-6.33%	$24,866.2	1.84%	1.01%	0.96%	36%
Advisor Class
9/30/22	$19.27	-30.59%	$2,246.8	2.44%	0.88%	0.86%	35%
9/30/21	$28.15	42.22%	$3,316.0	1.03%	0.88%	0.85%	42%
9/30/20	$19.89	-11.28%	$6,282.8	0.59%	0.95%	0.90%	32%
9/30/19	$22.86	-6.34%	$6,701.4	3.35%	0.95%	0.90%	35%
9/30/18	$26.17	-6.25%	$5,757.4	2.53%	0.88%	0.83%	36%
Institutional Class
9/30/22	$19.28	-30.54%	$7,250.7	2.51%	0.81%	0.79%	35%
9/30/21	$28.19	42.30%	$11,748.6	1.34%	0.80%	0.77%	42%
9/30/20	$19.92	-11.19%	$7,233.5	0.62%	0.87%	0.82%	32%
9/30/19	$22.89	-6.27%	$9,457.3	3.20%	0.86%	0.81%	35%
9/30/18	$26.19	-6.16%	$12,174.4	2.25%	0.84%	0.79%	36%
R6 Class
9/30/22	$19.29	-30.51%	$2,389.0	2.63%	0.77%	0.75%	35%
9/30/21(b)	$28.20	9.18%	$2,997.8	1.62%†	0.77%†	0.75%†	42%
Oakmark International Small Cap Fund
Investor Class
9/30/22	$13.25	-32.37%	$306.8	1.67%	1.36%	1.34%	37%
9/30/21	$19.92	48.51%	$560.1	1.18%	1.37%	1.35%	48%
9/30/20	$13.67	-6.23%	$388.9	2.21%	1.45%	1.45%	42%
9/30/19	$14.61	-2.91%	$546.4	1.88%	1.38%	1.38%	39%
9/30/18	$16.34	-6.43%	$1,013.6	1.32%	1.36%	1.36%	45%
Advisor Class
9/30/22	$13.28	-32.24%	$131.8	1.96%	1.18%	1.16%	37%
9/30/21	$19.96	48.76%	$189.3	1.26%	1.20%	1.19%	48%
9/30/20	$13.69	-6.16%	$155.7	2.14%	1.35%	1.35%	42%
9/30/19	$14.64	-2.72%	$142.5	2.13%	1.26%	1.26%	39%
9/30/18	$16.33	-6.39%	$346.6	1.41%	1.32%	1.32%	45%
Institutional Class
9/30/22	$13.24	-32.20%	$329.0	1.95%	1.11%	1.09%	37%
9/30/21	$19.91	48.93%	$526.9	1.41%	1.11%	1.09%	48%
9/30/20	$13.65	-6.09%	$614.2	2.37%	1.26%	1.26%	42%
9/30/19	$14.59	-2.75%	$735.8	2.03%	1.23%	1.23%	39%
9/30/18	$16.36	-6.23%	$863.3	1.49%	1.17%	1.17%	45%
R6 Class
9/30/22	$13.24	-32.19%	$400.2	2.19%	1.08%	1.06%	37%
9/30/21(b)	$19.91	19.51%	$367.6	1.55%†	1.09%†	1.07%†	48%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

94 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
9/30/22	$35.94	0.44	(b)	(5.63)	(5.19)	(0.29)	(2.61)	(2.90)	0.00
9/30/21	$27.50	0.32	(b)	9.40	9.72	(0.35)	(0.93)	(1.28)	0.00
9/30/20	$30.30	0.42	(b)	(0.56)	(0.14)	(0.51)	(2.15)	(2.66)	0.00
9/30/19	$32.52	0.52	(b)	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
9/30/18	$33.41	0.49	(b)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
Advisor Class
9/30/22	$35.98	0.53	(b)	(5.65)	(5.12)	(0.38)	(2.61)	(2.99)	0.00
9/30/21	$27.51	0.39	(b)	9.40	9.79	(0.39)	(0.93)	(1.32)	0.00
9/30/20	$30.31	0.46	(b)	(0.56)	(0.10)	(0.55)	(2.15)	(2.70)	0.00
9/30/19	$32.55	0.55	(b)	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
9/30/18	$33.46	0.56	(b)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
Institutional Class
9/30/22	$35.99	0.52	(b)	(5.63)	(5.11)	(0.40)	(2.61)	(3.01)	0.00
9/30/21	$27.52	0.41	(b)	9.40	9.81	(0.41)	(0.93)	(1.34)	0.00
9/30/20	$30.33	0.47	(b)	(0.56)	(0.09)	(0.57)	(2.15)	(2.72)	0.00
9/30/19	$32.56	0.59	(b)	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
9/30/18	$33.46	0.58	(b)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
R6 Class
9/30/22	$36.00	0.57	(b)	(5.68)	(5.11)	(0.40)	(2.61)	(3.01)	0.00
9/30/21(d)	$30.24	0.49	(b)	5.27	5.76	0.00	0.00	0.00	0.00
Oakmark Bond Fund
Investor Class
9/30/22(a)	$9.89	0.17	(b)	(1.29)	(1.12)	(0.17)	0.00	(0.17)	0.00
Advisor Class
9/30/22	$10.35	0.23	(b)	(1.55)	(1.32)	(0.23)	(0.19)	(0.42)	0.00
9/30/21	$10.16	0.16	(b)	0.24	0.40	(0.16)	(0.05)	(0.21)	0.00
9/30/20(c)	$10.00	0.04	(b)	0.15	0.19	(0.03)	0.00	(0.03)	0.00
Institutional Class
9/30/22	$10.35	0.24	(b)	(1.56)	(1.32)	(0.23)	(0.19)	(0.42)	0.00
9/30/21	$10.17	0.18	(b)	0.22	0.40	(0.17)	(0.05)	(0.22)	0.00
9/30/20(c)	$10.00	0.04	(b)	0.17	0.21	(0.04)	0.00	(0.04)	0.00
R6 Class
9/30/22	$10.35	0.25	(b)	(1.56)	(1.31)	(0.24)	(0.19)	(0.43)	0.00
9/30/21(d)	$10.32	0.14	(b)	0.04	0.18	(0.15)	0.00	(0.15)	0.00

†  Data has been annualized.

(a)  Commenced on 01/28/2022.

(b)  Computed using average shares outstanding throughout the period.

(c)  Commenced on 6/10/2020.

(d)  Commenced on 12/15/2020.

Oakmark.com 95

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
9/30/22	$27.85	-15.84%	$4,194.4	1.34%	0.85%	0.83%	49%
9/30/21	$35.94	36.19%	$5,587.1	0.97%	0.87%	0.84%	14%
9/30/20	$27.50	-0.90%	$5,492.4	1.52%	0.94%	0.84%	15%
9/30/19	$30.30	2.29%	$9,006.7	1.74%	0.91%	0.81%	11%
9/30/18	$32.52	5.29%	$12,159.5	1.51%	0.88%	0.78%	23%
Advisor Class
9/30/22	$27.87	-15.66%	$738.4	1.61%	0.60%	0.58%	49%
9/30/21	$35.98	36.49%	$868.4	1.20%	0.66%	0.62%	14%
9/30/20	$27.51	-0.76%	$951.9	1.65%	0.81%	0.71%	15%
9/30/19	$30.31	2.41%	$1,347.6	1.86%	0.78%	0.68%	11%
9/30/18	$32.55	5.42%	$1,720.5	1.72%	0.74%	0.64%	23%
Institutional Class
9/30/22	$27.87	-15.66%	$911.0	1.59%	0.60%	0.58%	49%
9/30/21	$35.99	36.57%	$1,138.5	1.22%	0.62%	0.58%	14%
9/30/20	$27.52	-0.73%	$844.3	1.72%	0.75%	0.65%	15%
9/30/19	$30.33	2.49%	$1,188.9	1.96%	0.72%	0.63%	11%
9/30/18	$32.56	5.47%	$1,035.0	1.77%	0.69%	0.59%	23%
R6 Class
9/30/22	$27.88	-15.63%	$90.9	1.75%	0.56%	0.54%	49%
9/30/21(d)	$36.00	19.05%	$87.3	1.78%†	0.57%†	0.55%†	14%

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Waiver/ Reimbursement to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Bond Fund
Investor Class
9/30/22(a)	$8.60	-11.43%	$1.0	2.76%†	1.64%†	(0.90%)†	0.74%†	97%
Advisor Class
9/30/22	$8.61	-13.11%	$1.4	2.41%	1.06%	(0.52%)	0.54%	97%
9/30/21	$10.35	3.81%	$2.4	1.59%	0.93%	(0.37%)	0.57%	112%
9/30/20(c)	$10.16	2.04%	$0.6	1.19%†	3.14%†	(2.60%)†	0.54%†	25%
Institutional Class
9/30/22	$8.61	-13.10%	$3.0	2.50%	1.05%	(0.53%)	0.52%	97%
9/30/21	$10.35	3.88%	$3.3	1.75%	0.89%	(0.43%)	0.46%	112%
9/30/20(c)	$10.17	2.07%	$79.0	1.32%†	2.42%†	(1.98%)†	0.44%†	25%
R6 Class
9/30/22	$8.61	-13.03%	$81.4	2.57%	1.02%	(0.58%)	0.44%	97%
9/30/21(d)	$10.35	1.74%	$91.3	1.71%†	0.93%†	(0.49%)†	0.44%†	112%

†  Data has been annualized.

(a)  Commenced on 01/28/2022.

(b)  Computed using average shares outstanding throughout the period.

(c)  Commenced on 6/10/2020.

(d)  Commenced on 12/15/2020.

96 OAKMARK FUNDS

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of
Harris Associates Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Harris Associates Investment Trust comprising the Oakmark Fund, Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, Oakmark Equity and Income Fund, and Oakmark Bond Fund (the "Funds"), including the schedules of investments as of September 30, 2022; the related statements of operations, changes in net assets, the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Oakmark Fund	For the year ended September 30, 2022	For each of the two years ended September 30, 2022	For each of the five years ended September 30, 2022
Oakmark Select Fund	For the year ended September 30, 2022	For each of the two years ended September 30, 2022	For each of the five years ended September 30, 2022
Oakmark Global Fund	For the year ended September 30, 2022	For each of the two years ended September 30, 2022	For each of the five years ended September 30, 2022
Oakmark Global Select Fund	For the year ended September 30, 2022	For each of the two years ended September 30, 2022	For each of the five years ended September 30, 2022
Oakmark International Fund	For the year ended September 30, 2022	For each of the two years ended September 30, 2022	For each of the five years ended September 30, 2022
Oakmark International Small Cap Fund	For the year ended September 30, 2022	For each of the two years ended September 30, 2022	For each of the five years ended September 30, 2022
Oakmark Equity and Income Fund	For the year ended September 30, 2022	For each of the two years ended September 30, 2022	For each of the five years ended September 30, 2022
Oakmark Bond Fund	For the year ended September 30, 2022	For each of the two years ended September 30, 2022	For each of the two years ended September 30, 2022 and for the period June 10, 2020 (commencement of operations) through September 30, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such

Oakmark.com 97

Report of Independent Registered Public Accounting Firm

procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 22, 2022

We have served as the auditor of one or more Harris Associates Investment Trust investment companies since 2002.

98 OAKMARK FUNDS

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Oakmark Funds (the "Funds") have adopted and implemented a liquidity risk management program (the "Program") designed to assess and manage each Fund's liquidity risk. Pursuant to the Liquidity Rule, liquidity risk is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Board of Trustees (the "Board") of the Funds has designated the Funds' investment adviser, Harris Associates L.P., as the administrator of the Program (the "Program Administrator").

The Program Administrator has established a Liquidity Risk Management Committee to carry out its primary responsibilities under the Program, including (1) classification of the liquidity of each Fund's portfolio investments; (2) assessment, management and periodic review of each Fund's liquidity risk; (3) determination of each Fund's Highly Liquid Investment Minimum ("HLIM"), if applicable, and the response process to shortfalls if a Fund's level of highly liquid investments falls below its HLIM; (4) management of each Fund's liquidity risk by not acquiring an illiquid investment, if immediately after the acquisition, the Fund would have invested more than 15% of such Fund's net assets in illiquid investments; (5) required SEC Reporting via Form N-PORT and Form N-RN (as applicable); (6) performing an annual review and drafting an annual report on the adequacy and effectiveness of the Program to the Board; and (7) recordkeeping. As part of its responsibilities, the Program Administrator has retained a third-party service provider ("Service Provider") to perform certain functions, including providing market data and liquidity classification model information.

On April 26, 2022, the Board reviewed the Program Administrator's annual report (the "Report") on the operation of the Program and the adequacy and effectiveness of its implementation for the 12-month period from April 1, 2021 to March 31, 2022 (the "Reporting Period"). The Report included a summary of the operation of the Program, information and factors considered by the Program Administrator in assessing whether the Program was adequately and effectively implemented, and the Program Administrator's evaluation of the sufficiency of services provided by the Service Provider. The Report concluded that during the Period, the Funds' Program operated adequately and effectively, including during more stressed market conditions, and was adequately and effectively implemented. There were no material changes to the Program during the Reporting Period.

Oakmark.com 99

Federal Tax Information

(Unaudited)

The below information is reported in regards to distributions paid by the Funds during the fiscal year ended September 30, 2022. For Funds other than Bond, note that these amounts have been previously reported to shareholders on the 2021 Form 1099-DIV. For Bond, amounts below include distributions paid in both calendar year 2021 and 2022.

The following percentages of income dividend paid by the Funds qualify for the dividend received deduction available to corporations and are hereby designated as qualified dividend income:

Fund	Qualified Dividend Income	Dividend Received Deduction
Oakmark	100.00%	100.00%
Select	100.00%	100.00%
Global	100.00%	27.10%
Global Select	100.00%	28.40%
International	100.00%	0.00%
Int'l Small Cap	100.00%	0.00%
Equity & Income	91.30%	76.29%
Bond	2.09%	2.09%

The following Funds met the requirements of Section 853 of the Code and elected to pass through to its shareholders credit for foreign taxes paid. The percentage of income distributed by the Funds from sources within foreign countries and possessions of the United States and the amounts of taxes paid to such countries was as follows:

Fund	Foreign Source Income	Foreign Taxes Paid
Global	78.30%	$2,671,232
International	99.26%	21,884,225
Int'l Small Cap	98.44%	3,121,859

The Funds intend to distribute the income and gains earned during the year ended September 30, 2022 prior to December 31, 2022. The amount and character of the distributions will be reported on the 2022 Form 1099-DIV. In addition, the amounts will be made available on the Fund's website and will be included in the Shareholder Tax Guide that is mailed to shareholders shortly after calendar year end.

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit www.oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and under-perform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, Oakmark International Small Cap, and Oakmark Bond Funds: The Funds' portfolios tend to be invested in a relatively small number of investments. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Oakmark Global, Oakmark Global Select, Oakmark International, Oakmark International Small Cap and Oakmark Bond Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

Oakmark Equity and Income and Oakmark Bond Funds invest in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies.

100 OAKMARK FUNDS

Disclosures and Endnotes (continued)

Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Oakmark Equity and Income and Oakmark Bond Funds: The Funds may be subject to prepayment and extension risk, which may shorten or lengthen the duration of the Funds' investments. The Funds may also be subject to credit risk, which is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Funds' yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. Investing in when-issued or forward-settling transactions may be less favorable than the price or yield available in the market when the transaction takes place. The Funds' exposure to loan interests may be subject to restrictions on transfer, illiquid and difficult to value.

Endnotes:

1.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

2.  The Bloomberg US Treasury 20+ Year Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 20+ years to maturity. This index is unmanaged and investors cannot invest directly in this index.

3.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

4.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large-Cap Value Funds Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

8.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

10.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

11.  The MSCI All Country World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The index includes large- and mid-sized stocks and covers approximately 85% of the global equity opportunity set outside the U.S. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

14.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

17.  EBIT is a measure of a firm's profit that includes all expenses except interest and income tax expenses. It is the difference between operating revenues and operating expenses.

18.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

19.  The Bloomberg U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate

Oakmark.com 101

Disclosures and Endnotes (continued)

securities. This index is unmanaged and investors cannot invest directly in this index.

20.  The compound return is the rate of return, usually expressed as a percentage that represents the cumulative effect that a series of gains or losses has on an original amount of capital over a period of time. Compound returns are usually expressed in annual terms, meaning that the percentage number that is reported represents the annualized rate at which capital has compounded over time.

21.  The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

22.  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this Index.

23.  Intermediate-term core-plus bond portfolios invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index.

102 OAKMARK FUNDS

Trustees and Officers

The board of trustees has overall responsibility for the operations of Harris Associates Investment Trust ("Trust") and its series. Each trustee serves until the election and qualification of his or her successor or until he or she sooner retires, dies, or is removed or disqualified. The retirement age for trustees is 75.

The president, any vice president, treasurer and secretary serve until the election and qualification of his or her successor or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years, and other directorships held by the trustees are shown below.

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at September 30, 2022	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell, 56*	Trustee	2010	Retired since 2021; Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP") from 2010 to 2021.	Member, Board of Governors, Investment Company Institute
Rana J. Wright, 44*	Trustee, Principal Executive Officer, and President	2021

Chief Administrative Officer for HAI, HALP and HASLP since 2021; General Counsel and Secretary of HAI and HALP since 2018; General Counsel, Anti-Money Laundering Officer and Secretary of HASLP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018.

				Member, Board of Governors, Investment Adviser Association

Trustees Who Are Not Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Thomas H. Hayden, 71	Trustee and Chair of the Board	1995	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University, and Master of Science in Law Program, Northwestern University School of Law.	None
Hugh T. Hurley, III, 58	Trustee	2018	Retired since 2017; Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	Independent Trustee, HSBC Funds (registered mutual funds)
Patricia Louie, 67	Trustee	2018

Retired since October 2018; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from 2009-2014.

				Member, Governing Council, Independent Directors Council
Christine M. Maki, 61	Trustee	1995	Retired since May 2022; Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company from 2008-2022 (global provider of integrated communication services).	None

Oakmark.com 103

Trustees and Officers (continued)

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Laurence C. Morse, Ph.D., 71	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 66	Trustee	2016

Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions to startups and investment firms); Former Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Former Trustee of the HighMark Mutual Funds from 2010 to 2014.

				Vice Chair Emeritus, 100 Women in Finance; Impact Advisory Committee Member, Apollo Global Management Inc.
Steven S. Rogers, 65	Trustee	2006

Retired since July 2019; MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School 2012-2019; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.

				None

Other Officers of the Trust

Name, Address† and Age at September 30, 2022	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Adam D. Abbas, 41	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2020	Portfolio Manager, HALP since 2020; Analyst, HALP, since 2018; Portfolio Manager, KVK Credit Opportunity Fund LP, prior thereto
Joseph J. Allessie, 57	Vice President, Secretary, and Chief Legal Officer	2021

Deputy General Counsel, HALP since 2019; Senior Vice President and Managing Counsel, OppenheimerFunds from 2018 to 2019; Managing Director, Head of Americas Compliance and Operational Risk Control, UBS Global Asset Management, prior thereto

Robert F. Bierig, 44**	Vice President and Portfolio Manager (Oakmark Fund and Oakmark Select Fund)	2022	Vice President, HAI and HALP since 2021; Analyst, HALP since 2012
Anthony P. Coniaris, 45	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Chairman, HAI and HALP; Portfolio Manager, HALP
Rick J. Dercks, 36	Vice President and Assistant Treasurer	2019	Director of Tax & Fund Administration, HALP since 2019; Tax Senior Manager, Ernst & Young, prior thereto
Alexander E. Fitch, 34**	Vice President and Portfolio Manager (Oakmark Select Fund and Oakmark Equity and Income Fund)	2022	Director of U.S. Research, HAI and HALP since 2021; Associate Director of U.S. Research, HALP from 2019-2021; Analyst, HALP from 2013-2019
Kathleen O. Gerdes, 51	Vice President	2021	Managing Director, Marketing Client Relations, HALP

104 OAKMARK FUNDS

Trustees and Officers (continued)

Name, Address† and Age at September 30, 2022	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Justin D. Hance, 38	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Director of International Research, HALP
David G. Herro, 61	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 52	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark Equity and Income Fund and Oakmark Bond Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 51	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2020

Senior Director, Operations, HALP from 2019 to 2020; Director, Operations, HALP from 2017 to 2019; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT from 2016 to 2018; Treasurer, HAIT from 2005 to 2018

Christopher W. Keller, 56	Vice President	2015	President, HAI, HALP, and HASLP since 2021; Chief Operating Officer, HALP and HASLP, prior thereto
Eric Liu, 43	Vice President and Portfolio Manager (Oakmark Global Select Fund)	2016	Vice President, HAI and HALP since 2019; Portfolio Manager and Analyst, HALP
Jason E. Long, 46	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Portfolio Manager and Analyst, HALP since 2016; Analyst, HALP, prior thereto
Michael L. Manelli, 42	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 69	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Michael J. Neary, 54	Vice President	2009	Client Portfolio Manager, HALP
Michael A. Nicolas, 42	Vice President and Portfolio Manager (Oakmark Fund)	2019	Portfolio Manager, HALP since 2019; Analyst, HALP
William C. Nygren, 64	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Howard M. Reich, 39	Vice President	2019	Assistant Controller, HALP since 2018; Supervisor, Global Investment Services, HALP from 2015 to 2018
John A. Sitarz, 32**	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark Global Select Fund)	2022	Research Associate, HALP from 2015-2017
Zachary D. Weber, 48	Vice President, Principal Financial Officer, Principal Accounting Officer, and Treasurer	2016	Chief Financial Officer and Treasurer, HAI, HALP and HASLP

Oakmark.com 105

Trustees and Officers (continued)

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

*  Indicates a trustee who is an " interested person" of the Trust as defined in the 1940 Act. Ms. Rowsell is an interested person of the Trust by virtue of the fact that she was an officer of the Adviser and a director of HAI until March 31, 2021. Ms. Wright is an interested person of the Trust by virtue of the fact that she is an officer of the Adviser and a director of HAI.

**  Elected as an Officer of the Trust effective August 1, 2022.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser and the Funds' distributor, respectively.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

106 OAKMARK FUNDS

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108 OAKMARK FUNDS

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

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ANN (11/22)

Item 2. Code of Ethics.

(a)	Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer.

(b)	No disclosures are required by Item 2(b).

(c)	During the period covered by the report, there were no material amendments made to the Code.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)	Not applicable.

(f)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019). Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 3(b) of Form N-CSR: Thomas H. Hayden, Hugh T. Hurley, III, Christine M. Maki, and Steven S. Rogers. Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
Audit Fees[1]	$301,200	$293,000
Audit-Related Fees[2]	$0	$0
Tax Fees[3]	$127,500	$44,300
All Other Fees[4]	$87,519	$244,385

During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2022 and September 30, 2021 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $87,519 and $244,385, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

1               “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2               “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

3               “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, specifically distribution consultation.

4               “All Other Fees” include amounts for products and services provided by the principal accountant.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(2)	Certifications of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	November 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	November 23, 2022

By:	/s/ Zachary D. Weber
Zachary D. Weber
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	November 23, 2022